As Filed With the Securities and Exchange Commission on October 31, 1995


                                 REGISTRATION NO. 33-12470

                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C.  20549


                              POST-EFFECTIVE AMENDMENT NO. 16


                                            TO
                                         FORM S-6

                   FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
              SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


                           LIFE OF VIRGINIA SEPARATE ACCOUNT III
                                (Exact Name of Registrant)

                          THE LIFE INSURANCE COMPANY OF VIRGINIA
                                    (Name of Depositor)
                     6610 West Broad Street, Richmond, Virginia  23230
                          (Address of Principal Executive Office)
                          _______________________________________

                           John J. Palmer, Senior Vice President
                          The Life Insurance Company of Virginia
                     6610 West Broad Street, Richmond, Virginia 23230
                    (Name and Address of Agent for Service of Process)

                                         Copy to:
                                      Stephen E. Roth
                               Sutherland, Asbill & Brennan
                 1275 Pennsylvania Ave., N.W. Washington, D.C.  20004-2404
__________________________________________________________________

It is proposed that this filing will become effective:
( )  immediately upon filing pursuant to paragraph (b) of Rule 485

( )  on                   pursuant to paragraph (b) of Rule 485

(X)  60 days after filing pursuant to paragraph (a) of Rule 485
( )  on              pursuant to paragraph (a) of Rule 485

__________________________________________________________________

* Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. The Registrant filed the 24f-2 Notice for the fiscal year ended December 31, 1994 on February 27, 1995.

                    RECONCILIATION AND TIE BETWEEN ITEMS
                     IN FORM N-8B-2 AND THE PROSPECTUS


Item No. of
Form N-8B-2    Caption in Prospectus

 1.            Cover Page
 2.            Cover Page
 3.            Not Applicable
 4.            Distribution of the Policy
 5.            The Life Insurance Company of Virginia; Separate
                      Account III; State Regulation of Life of Virginia
 6.            Separate Account III
 7.            Not Applicable
 8.            Not Required
 9.            Legal Proceedings
10.            Summary; Separate Account III; The Funds; Charges
                      and Deductions; The Policy; Policy Rights and Benefits; Voting Rights; General Provisions
11.            Summary; The Funds
12.            Summary; The Funds
13.            Summary; Charges and Deductions; The Funds
14.            Summary; The Policy
15.            The Policy
16.            The Policy; The Funds
17.            Summary; Charges and Deductions; Policy Rights and
                      Benefits; The Funds
18.            The Funds; The Policy
19.            General Provisions; Voting Rights
20.            Not Applicable
21.            Policy Rights and Benefits; General Provisions
22.            Separate Account III
23.            Safekeeping of the Assets of Separate Account III
24.            General Provisions
25.            The Life Insurance Company of Virginia
26.            Not Applicable
27.            The Life Insurance Company of Virginia
28.            Executive Officers and Directors
29.            The Life Insurance Company of Virginia
30.            Not Applicable
31.            Not Applicable
32.            Not Applicable
33.            Not Applicable
34.            Not Applicable
35.            Distribution of the Policy
36.            Not Required
37.            Not Applicable
38.            Summary; Distribution of the Policy
39.            Summary; Distribution of the Policy
40.            Not Applicable

41.            The Life Insurance Company of Virginia;
                     Distribution of the Policy
42.            Not Applicable
43.            Not Applicable
44.            The Policy
45.            Not Applicable
46.            Policy Rights and Benefits; Charges and Deductions;
                     General Provisions
47.            The Funds
48.            Separate Account III
49.            Not Applicable
50.            Separate Account III
51.            Cover Page; Summary; The Policy; Charges and
                     Deductions
52.            The Funds
53.            Federal Tax Matters
54.            Not Applicable
55.            Not Applicable
56.            Not Required
57.            Not Required
58.            Not Required
59.            Financial Statements

                                   PROSPECTUS

                     LIFE OF VIRGINIA SEPARATE ACCOUNT III

                         VARIABLE LIFE INSURANCE POLICY

                                FORM P1097 1/87

                                   Issued by:

                     THE LIFE INSURANCE COMPANY OF VIRGINIA
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230
                                 (804) 281-6000


  This Prospectus describes a variable life insurance policy ("Policy") issued by The Life Insurance Company of Virginia ("Life of Virginia"). While the Policy is designed to operate generally as a single premium policy, it does offer an additional premium payment option (so long as there is no outstanding Policy Debt), which provides limited premium flexibility.

  The Policy provides for the payment of a Death Benefit upon the death of the insured, and for a Cash Value that can be obtained by surrendering the Policy. The Policy is a variable policy because the Death Benefit may, and the Cash Value will, vary with the investment experience of Life of Virginia Separate Account III ("Separate Account III"). The Policyowner bears the entire investment risk; there is no guaranteed minimum Cash Value. In general, Life of Virginia will not issue the Policy to insure persons older than age 75. The minimum initial premium required to issue a Policy is $5,000.

  Under the Policy, premiums are placed in Separate Account III. The Policyowner selects the Investment Subdivision(s) of Separate Account III in which to invest, and, after the Initial Investment Period, determines the allocation of the premiums among those Investment Subdivisions. Each Investment Subdivision of Separate Account III will invest solely in a designated portfolio which is part of a series type of mutual fund. Currently, there are seven such funds available under this Policy: The Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series (collectively referred to as the "Funds"). The Funds, their investment managers and their current available portfolios are on the following page.

                    This Prospectus Must Be Read Along With
                      Current Prospectuses For The Funds

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
    THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

     SHARES IN THE FUNDS AND INTERESTS IN THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES AND
      INTERESTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   Please Read This Prospectus Carefully and Retain It For Future Reference.
                  The Date of This Prospectus is May 1, 1995.

  Variable Insurance Products Fund, which is managed by Fidelity Management & Research Company, currently has five portfolios:

                  Money Market Portfolio
                  High Income Portfolio
                  Equity-Income Portfolio
                  Growth Portfolio
                  Overseas Portfolio

  Variable Insurance Products Fund II, which is managed by Fidelity Management & Research Company, currently has five portfolios, two of which, Asset Manager Portfolio and Contrafund Portfolio, are available to policyowners through Separate Account III.

  Neuberger & Berman Advisers Management Trust, which is managed by Neuberger & Berman Management Incorporated, currently has seven portfolios, three of which are available to Policyowners through Separate Account III:

                  Balanced Portfolio
                  Growth Portfolio
                  Limited Maturity Bond Portfolio

  Life of Virginia Series Fund, Inc., which is managed by Aon Advisors, Inc., currently has six portfolios:

                  Money Market Portfolio
                  Government Securities Portfolio
                  Common Stock Index Portfolio
                  Total Return Portfolio
                  International Equity Portfolio
                  Real Estate Securities Portfolio

  Oppenheimer Variable Account Funds, which is managed by Oppenheimer Management Corporation, currently has nine portfolios, six of which are available to Policyowners through Separate Account III:

                  Oppenheimer Money Fund
                  Oppenheimer High Income Fund
                  Oppenheimer Bond Fund
                  Oppenheimer Capital Appreciation Fund
                  Oppenheimer Growth Fund
                  Oppenheimer Multiple Strategies Fund

  Janus Aspen Series, which is managed by Janus Capital Corporation, currently has seven portfolios, three of which are available to Policyowners through Separate Account III:

                  Growth Portfolio
                  Aggressive Growth Portfolio
                  Worldwide Growth Portfolio

  Insurance Management Series, which is managed by Federated Advisers, currently has five portfolios, two of which, Utility Fund and Corporate Bond Fund, are available to Policyowners through Separate Account III.

  The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.

  During the Initial Investment Period, all premiums will be placed in the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. At the end of that period, the cash value at that time and all subsequent premiums will be allocated in accordance with Policyowner instructions.

  This policy is or may be a modified endowment contract. Any policy loan, partial withdrawal or surrender may result in adverse tax consequences and/or penalties.

  It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns a variable life insurance policy.

                             TABLE OF CONTENTS

                                                                            Page
Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Summary
  The Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
  Policy Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
  Benefits at Maturity  . . . . . . . . . . . . . . . . . . . . . . . . .    9
  Charges and Deductions  . . . . . . . . . . . . . . . . . . . . . . . .    9
  Distribution of the Policy  . . . . . . . . . . . . . . . . . . . . . .   10
  Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Refund Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . .   10
  Illustrations of Death Benefits, Cash Values and Surrender Values . . .   10
Life of Virginia and Separate Account III
  The Life Insurance Company of Virginia  . . . . . . . . . . . . . . . .   11
  Aon Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
  Separate Account III  . . . . . . . . . . . . . . . . . . . . . . . . .   11
  Addition, Deletion, or Substitution of Investments  . . . . . . . . . .   12
The Funds
  Variable Insurance Products Fund  . . . . . . . . . . . . . . . . . . .   13
  Variable Insurance Products Fund II . . . . . . . . . . . . . . . . . .   14
  Neuberger & Berman Advisers Management Trust  . . . . . . . . . . . . .   14
  Life of Virginia Series Fund, Inc . . . . . . . . . . . . . . . . . . .   15
  Oppenheimer Variable Account Funds  . . . . . . . . . . . . . . . . . .   16
  Janus Aspen Series  . . . . . . . . . . . . . . . . . . . . . . . . . .   16
  Insurance Management Series . . . . . . . . . . . . . . . . . . . . . .   17
  Resolving Material Conflicts  . . . . . . . . . . . . . . . . . . . . .   17
  Termination of Participation Agreements . . . . . . . . . . . . . . . .   18
The Policy
  Purpose of the Policy . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Purchasing the Policy . . . . . . . . . . . . . . . . . . . . . . . . .   19
  Dates Under the Policy  . . . . . . . . . . . . . . . . . . . . . . . .   19
  Payments Made Under the Policy  . . . . . . . . . . . . . . . . . . . .   19
  Allocation of Premiums  . . . . . . . . . . . . . . . . . . . . . . . .   21
  Policy Lapse and Reinstatement  . . . . . . . . . . . . . . . . . . . .   21
  Examination of Policy (Refund Privilege)  . . . . . . . . . . . . . . .   22
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . . . .   22
Policy Rights and Benefits
  Cash Value Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .   23
  Transfers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
  Dollar-Cost Averaging . . . . . . . . . . . . . . . . . . . . . . . . .   25
  Powers of Attorney  . . . . . . . . . . . . . . . . . . . . . . . . . .   25
  Loan Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
  Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
  Changes in the Specified Amount . . . . . . . . . . . . . . . . . . . .   28
  Benefits at Maturity  . . . . . . . . . . . . . . . . . . . . . . . . .   28
  Optional Payment Plans  . . . . . . . . . . . . . . . . . . . . . . . .   28
Charges and Deductions
  Monthly Deduction . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
  Charges Against Separate Account III  . . . . . . . . . . . . . . . . .   31
  Surrender Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
  Transfer Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
  Reduction of Charges for Group Sales  . . . . . . . . . . . . . . . . .   32

                                                                           Page
General Provisions
  Postponement of Payment . . . . . . . . . . . . . . . . . . . . . . . .   33
  Limits on Contesting the Policy . . . . . . . . . . . . . . . . . . . .   33
  The Contract  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Misstatement of Age or Sex  . . . . . . . . . . . . . . . . . . . . . .   33
  Suicide . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
  Annual Statement  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  Nonparticipating  . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  Written Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  The Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  The Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
  Changing the Owner or Beneficiary . . . . . . . . . . . . . . . . . . .   34
  Using the Policies as Collateral  . . . . . . . . . . . . . . . . . . .   34
  Optional Insurance Benefits . . . . . . . . . . . . . . . . . . . . . .   34
  Reinsurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Distribution of the Policy  . . . . . . . . . . . . . . . . . . . . . . .   35
Federal Tax Matters
  Tax Status of the Policy  . . . . . . . . . . . . . . . . . . . . . . .   35
  Tax Treatment of Policy Proceeds  . . . . . . . . . . . . . . . . . . .   36
  Tax Treatment of Policy Loans and Other Distributions . . . . . . . . .   36
  Taxation of Life of Virginia  . . . . . . . . . . . . . . . . . . . . .   37
  Income Tax Withholding  . . . . . . . . . . . . . . . . . . . . . . . .   37
  Other Considerations  . . . . . . . . . . . . . . . . . . . . . . . . .   37
Legal Developments Regarding Employment-Related Benefit Plans . . . . . .   38
Safekeeping of the Assets of Separate Account III . . . . . . . . . . . .   38
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
State Regulation of Life of Virginia  . . . . . . . . . . . . . . . . . .   38
Executive Officers and Directors of Life of Virginia  . . . . . . . . . .   39
Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Legal Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Additional Information  . . . . . . . . . . . . . . . . . . . . . . . . .   41
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . .   41
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                  This Policy is not available in all States.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

  THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG TERM INVESTMENT. PROSPECTIVE POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

  Additional Premium Payment -- An additional premium payment of at least $250 made by the Policyowner, which does not exceed the maximum premiums limitation shown in the policy data pages; a payment, of at least $1,000, which is required for an increase in the specified amount; or a payment properly made during the grace period.

  Age -- The insured's age on his or her nearest birthday.

  Attained Age -- The insured's age on the policy date plus the number of years since the policy date.

  Beneficiary -- Primary and contingent beneficiaries are designated by the Policyowner in the application. More than one primary or contingent beneficiary may be named. If changed, the primary beneficiary or contingent beneficiary is as shown in the latest change filed with Life of Virginia. If no beneficiary survives the insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any beneficiary may be subject to that of any assignee.

  Business Day -- Any day on which the New York Stock Exchange is open for business and any other day in which there is a change in the value of the shares of a portfolio of any one of the funds sufficient to materially affect the value of the assets in the Investment Subdivision of Separate Account III that invests in that portfolio.

  Cash Value -- The value of the Policy equal to the Cash Value allocated to the Investment Subdivisions of Separate Account III, plus the Cash Value held in the general account to secure any Policy Debt.

  Death Benefit -- The benefit provided under a Policy upon the death of the insured.

  Due Proof of Death -- Proof of death that is satisfactory to Life of Virginia. Such proof may consist of the following if acceptable to Life of Virginia:

  (a)  A certified copy of the death certificate; or

  (b) A certified copy of the decree of a court of competent jurisdiction as to the finding of death.

  Funds -- The mutual funds available under this Policy. Currently there are seven: the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Neuberger & Berman Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series.

  General Account -- The assets of Life of Virginia that are not segregated in any of the separate investment accounts of Life of Virginia.

  Home Office -- The principal offices of The Life Insurance Company of Virginia at 6610 West Broad Street, Richmond, Virginia 23230.

  Initial Investment Period -- The period that commences on the date the initial premium is received at the Home Office of Life of Virginia, and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the policyowner, indicating that the policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is earlier. During this period, all premiums will be placed in the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc.

  Insured -- The person upon whose life the Policy is issued.

  Investment Subdivision -- A subdivision of Separate Account III. After the Initial Investment Period, premiums are allocated, in accordance with the instructions of the Policyowner, among no more than seven of the twenty-seven Investment Subdivisions of Separate Account III, each of which invests exclusively in shares of a designated portfolio of one of the Funds. All twenty-seven Investment Subdivisions may not be available in all states.

  Maturity Date -- The date on which a Policy's Cash Value less any outstanding Policy Debt becomes payable to the Policyowner, if living. The Maturity Date will be the policy anniversary nearest to the insured's 95th birthday. The Policy terminates on the Maturity Date.

  Maximum Loan Amount -- The maximum amount that may be borrowed under a Policy. The maximum loan amount equals 90% of the Policy's Cash Value on the date of the loan, less any surrender charge.

  Monthly Anniversary Day -- The same date in each month as the policy date. Whenever the monthly anniversary day falls on a date other than a Business Day, the monthly anniversary will be deemed the next Business Day.

  Policy -- The variable life insurance policy issued by Life of Virginia and described in this Prospectus. The term "Policy" or "Policies" includes the Policy described in this Prospectus, the policy application, any supplemental applications, and any endorsements.

  Policy Date -- The date a Policy becomes effective and the date used to determine policy years and policy months for the original specified amount and the initial premium. Policy anniversaries are measured from the policy date.

  Policy Debt -- The total of all outstanding policy loans plus accrued interest.

  Policy Month -- A one-month period beginning on a monthly anniversary day and ending on the day immediately preceding the next monthly anniversary day.

  Policyowner (or "Owner") -- The person who owns a Policy. The original policyowner is named in the application. Contingent owners may also be named.

  Proceeds -- The amount payable upon either the surrender of the Policy or the death of the insured.

  Separate Account III (or "Account") -- Life of Virginia Separate Account III, a separate investment account established by Life of Virginia to receive and invest premiums paid under the Policies.

  Specified Amount -- The amount of insurance coverage purchased under a Policy. The specified amount is set forth on the data page in each Policy.

  Surrender Value -- A Policy's Cash Value, reduced by any outstanding Policy Debt and less any surrender charge. This amount is payable to the Policyowner if the Policy matures or is surrendered.

  Valuation Period -- The period between the close of business on a Business Day and the close of business on the next succeeding Business Day.

                                    SUMMARY

The Following Summary of Prospectus Information Should Be Read In Conjunction With The Detailed Information Appearing Elsewhere In This Prospectus.

The Policy

  The variable life insurance policy described in this Prospectus is a life insurance contract with a Death Benefit, Cash Value, surrender rights, policy loan privileges, and other features associated with conventional life insurance. The Policy is a "variable" policy because, unlike the fixed benefits of an ordinary life insurance policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy and the duration of the life insurance coverage, may increase or decrease depending upon the investment experience of the Investment Subdivisions of Separate Account III to which the Policyowner allocates premiums. Accordingly, the Policyowner reaps the benefit of any appreciation in value of the underlying assets, but also bears the investment risk of any depreciation in the value of those assets. However, so long as the Policy's Surrender Value (the Cash Value reduced by any outstanding Policy Debt, and less any surrender charges) continues to be sufficient to pay the monthly deduction, the Policy provides for a Death Benefit at least equal to the specified amount of the Policy.

  The Policy is issued in consideration of the application and payment of an initial premium. The minimum initial premium is $5,000. All premium payments are determined in accordance with the guideline premium test for life insurance as set forth in the Internal Revenue Code. Although the Policy may operate as a single premium policy, under certain circumstances additional premiums either may be paid at the Policyowner's option or are required in order to keep the Policy in force. (See Payments Made Under The Policy, p. 19.) The Policyowner determines the allocation of the premiums and Cash Value among the Investment Subdivisions of Separate Account III. (See Allocation of Premiums, p. 21.)

Separate Account III

  Separate Account III currently has twenty-seven Investment Subdivisions. Each Investment Subdivision invests exclusively in the shares of a portfolio of one of the Funds. Currently, the Funds include the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Advisers Management Trust, the Life of Virginia Series Fund, Inc., the Oppenheimer Variable Account Funds, the Janus Aspen Series, and the Insurance Management Series. Five of those Investment Subdivisions, those investing in shares of the Contrafund Portfolio of the Variable Insurance Products Fund II, those investing in shares of the Utility Fund and the Corporate Bond Fund of the Insurance Management Series, and those investing in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of Life of Virginia Series Fund, are not available to policyowners in the State of California. The accompanying prospectuses for the Funds describe the investment objectives and the risks of each of the Funds' portfolios.

  The Death Benefit may, and the Cash Value will, vary with the investment experience of the Investment Subdivisions chosen by the Owner, as well as with the frequency and amount of any Additional Premium Payments, and any charges imposed in connection with the Policy. (See Cash Value Benefits, p. 23.)

Premiums

  The initial premium is due on or before the Policy Date. The minimum initial premium is $5,000. So long as there is no outstanding Policy Debt, the Policyowner may make Additional Premium Payments. If there is outstanding Policy Debt, any payment received by Life of Virginia will be treated as repayment of Policy Debt rather than as an Additional Premium Payment.

  Premiums will be allocated among the Investment Subdivisions in accordance with the Policyowner's written instructions; however, during the Initial Investment Period, all premiums will be placed in the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. The Initial Investment Period commences on the date the initial premium is received at the Home Office of Life of Virginia, and ends on the date of receipt at the Home Office of the Policy Delivery and Acceptance Letter, signed and dated by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or, if the Policy is not accepted, when all amounts due are refunded, whichever is earlier. Therefore, in order to allocate money out of the Money Market Portfolio of the Life of Virginia Series Fund for purposes of ending the Initial Investment Period, the Policyowner must have submitted to Life of Virginia the signed and dated Policy Delivery and Acceptance letter. Thereafter, a Policy's cash value may not be invested in more than seven Investment Subdivisions at any given point in time.

  An Additional Premium Payment, a payment made in repayment of outstanding Policy Debt, or both, may be required during the grace period in order to prevent the Policy from lapsing. An Additional Premium Payment must be made if a premium payment is required for an increase in specified amount. The Policyowner also has the option to make an Additional Premium Payment, at his discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the applicable maximum premiums limitation shown in the policy data pages. (See Payments Made Under The Policy, p. 19.)

  A Policy will lapse only when the Surrender Value is insufficient to pay the monthly deduction (See Charges and Deductions -- Monthly Deduction, p. 30.), and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement -- Lapse, p. 21.) This Policy, therefore, is different from a conventional life insurance policy in that a Policy can lapse independent of the amount and timing of premiums paid.

Policy Benefits

  Cash Value Benefits. The Policy provides for a Cash Value. A Policy's Cash Value in Separate Account III will reflect the amount of the initial premium and any Additional Premium Payments, the investment experience of the Investment Subdivisions of Separate Account III in which premiums are placed, policy loans, transfers, and any charges imposed in connection with the Policy. Life of Virginia does not guarantee a minimum Cash Value; therefore, the Policyowner bears the entire investment risk. (See Cash Value Benefits -- Calculation of Cash Value, p. 23.)

  The Policyowner may at any time surrender a Policy during the insured's lifetime and receive the Surrender Value. (See Cash Value Benefits -- Surrender Privileges, p. 23.) Under certain circumstances, the Policyowner may also make a Partial Withdrawal of certain portions of the cash value allocated to the Separate Account. (See Partial Withdrawals, p. 23.)

  Transfers. The Policyowner may transfer amounts among the Investment Subdivisions of Separate Account III that are available at the time the transfer is requested. Currently, there is no limit on the number of transfers that may be made; however, Life of Virginia reserves the right to impose such a limit in the future. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute transfers if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without a transfer charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be imposed. (See Transfers, p. 24.) Life of Virginia may not honor transfers made by third parties holding multiple powers of attorney. (See Powers of Attorney, p. 25.)

  Policy Loans. The Policyowner may exercise certain loan privileges under a Policy. The amount available to be borrowed is the Maximum Loan Amount less any outstanding Policy Debt. The Maximum Loan Amount is 90% of the Policy's Cash Value at the end of the valuation period during which the loan request is received, less any applicable surrender charge. The minimum loan amount is $500. Loans will accrue interest daily at a fixed annual rate of 6%. Interest is due and payable on each policy anniversary.

  When a loan is made, a portion of the Policy's Cash Value sufficient to secure the loan will be transferred from Separate Account III to Life of Virginia's general account as security for the loan. Currently, Life of Virginia credits such amounts with interest at an annual fixed rate of 6% for the part of the Policy Debt equal to the Cash Value less the total of all premium payments made; a 4% rate is credited for the part of the Policy Debt in excess of that amount. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to those amounts in the General Account that are held as security for policy loans to not less than an annual fixed rate of 4%. Upon partial or full loan repayment, the portion of Cash Value in the General Account securing the repaid portion of the Policy Debt will be transferred to Separate Account III. (See Loan Benefits, p. 26.)

  Policy loans may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (See Federal Tax Matters, p. 35.) In addition, a policy loan entails the risk that the Policy will lapse if interest credited to the Cash Value in the general account while the loan is outstanding plus earnings on Cash Value in the Investment Subdivisions is insufficient to prevent policy debt from exceeding Cash Value less applicable surrender charges.
Adverse tax consequences may result from a lapse if policy debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  Death Benefit. The Policy provides for the payment of a Death Benefit upon the death of the Insured. The Death Benefit is based on the specified amount shown in the policy data pages. The Death Benefit will be the greater of the specified amount, or the Cash Value on the date of death multiplied by the applicable corridor percentage, as set forth in the Policy.


  So long as a Policy remains in force, the Death Benefit will not be less than the specified amount of the Policy. The Death Benefit may, however, exceed the specified amount. The amount by which the Death Benefit exceeds the specified amount depends upon the Cash Value of the Policy. (See Death Benefit, p. 27.) To determine the Death Benefit Proceeds, the Death Benefit will be reduced by any outstanding Policy Debt and any due and unpaid monthly deductions. The Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See Optional Payment Plans, p. 28.)

  After the first policy year, the Policyowner may, subject to certain restrictions, adjust the Death Benefit Proceeds payable under a Policy by increasing the specified amount. The minimum increase in specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment. (See Changes in the Specified Amount, p. 28.) In addition, the Policyowner may change the optional payment plan in effect. (See Optional Payment Plans, p. 28.)

Benefits at Maturity

  On the Maturity Date of a Policy, if the Insured is still living, the Policyowner will be paid the Cash Value reduced by any outstanding Policy Debt. (See Benefits at Maturity, p. 28.)

Charges and Deductions

  Life of Virginia will deduct certain charges daily from the assets of the Separate Account and monthly from the Policy's Cash Value.

  A daily charge, at an effective annual rate of 1.30% of the net assets of Separate Account III, is imposed against those assets to compensate Life of Virginia for certain mortality and expense risks incurred in connection with the Policy (.90%) and for the cost of administering the Policy (.40%). (See Charges Against Separate Account III, p. 31.)

  A deduction is made on each Monthly Anniversary Day in order to compensate Life of Virginia for the cost of insurance. The cost of insurance charge is currently deducted at a rate equivalent to an annual rate of .55% of the Policy's Cash Value in Separate Account III. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the current charge exceed amounts based on the 1980 Commissioners' Standard Ordinary Mortality Table. (See Monthly Deduction, p. 30.)

  A premium tax charge is deducted monthly during the first ten years following each premium payment. (See Dates Under the Policy, p. 19.) This charge is deducted at a rate equivalent to an annual rate of .20% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment.

  There are also two types of sales load charges. The first is called a distribution expense charge and is deducted monthly during the first ten years following each premium payment. The distribution expense charge is deducted at a monthly rate of .0250% which is equivalent to an annual rate of .30% of that portion of the Policy's Cash Value in Separate Account III attributable to each premium payment. (See Monthly Deduction, p. 30.) The second is called a surrender charge (sometimes referred to as a contingent deferred sales charge). A surrender charge will be deducted if the Policy is surrendered within nine years of any premium payments. If a Policy is surrendered during the first four years following a premium payment, a surrender charge equal to 6% of that premium payment will be imposed. During the six years that follow, the charge decreases 1% per year, so that no surrender charge is ever attributable to a premium payment made more than nine years prior to the date of surrender. (See Dates Under the Policy, p. 19.) Furthermore, the surrender charge attributable to a particular premium payment, when taken together with the total amount of the distribution expense charges previously deducted attributable to that premium payment, may never exceed 9% of the premium payment. (See Surrender Charge, p. 31.) Depending on the investment experience of the Investment Subdivisions chosen by the Policyowner, the maximum charge of 9% of a premium payment may be collected before the ten-year period attributable to that premium payment has run.

  A charge equal to the lesser of (i) $25 or (ii) 2% of the amount withdrawn is deducted from each Partial Withdrawal, (See Partial Withdrawals, p. 23.)

  Finally, the value of the net assets of Separate Account III will also reflect the investment advisory fee and other expenses incurred by the Funds.


Distribution of the Policy

  The Policy will be distributed by registered representatives of Forth Financial Securities Corporation, which will act as the principal underwriter of the Policy. Forth Financial Securities Corporation is registered as a broker-dealer with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. This Policy will also be distributed through other registered broker-dealers who have entered into written sales agreements with the principal underwriter.

Tax Treatment

  Cash Value under this Policy should be subject to the same federal income tax treatment as cash value in a conventional fixed-benefit policy. Under existing tax law, a Policyowner is not deemed to be in constructive receipt of cash values under a policy until actual surrender. However, certain pre-death distributions (including surrenders, Partial Withdrawals and loans to the extent of any income in the contract, as well as any assignment or pledge) under this policy will usually have tax consequences and may also incur a 10% penalty tax, unless the policy is not a "modified endowment contract" for federal income tax purposes. This policy will generally be a modified endowment contract if it is entered into after June 20, 1988 (or certain changes are made in it after that date), because premiums are paid into it more rapidly than the rate defined by a "7-Pay test", but in certain limited circumstances this may not be the case. Apart from this (even if the policy is not a modified endowment contract), a change of owners or a surrender may have tax consequences depending on the particular circumstances. (See Federal Tax Matters, p. 35.)

  Like death benefits payable under conventional life insurance policies, the Death Benefit payable under this Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

  For a discussion of tax issues and related developments which may affect the tax treatment of the Policies, see Federal Tax Matters, p. 35.

Refund Privilege

  The Policyowner is granted a period of time to examine a Policy and return it for refund. The applicable period of time is 10 days after the Policy is received or 45 days after Part I of the Application is signed, whichever is later. The amount of refund will equal the advisory fee deducted from the Fund attributable to the Policy, plus the premiums allocated to Separate Account III adjusted by gains and losses. In certain states the Policyowner may have more than 10 days to return the policy for a refund. (See Examination of Policy (Refund Privilege), p. 22.)

Exchange Privilege

  During the first 24 Policy Months, the Policyowner may convert this Policy to a permanent fixed benefit policy in accordance with Life of Virginia's procedures. (See Exchange Privilege, p. 22.)

Illustrations of Death Benefits, Cash Values and Surrender Values

  Illustrations in the Appendix show how the Death Benefit, Cash Value, and Surrender Value may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest (after taxes) at 5% compounded annually. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. They are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated. If the Policy is surrendered in the early policy years, the Surrender Value will be low as compared with premiums accumulated with interest, and consequently, the insurance protection provided will be costly.

                   LIFE OF VIRGINIA AND SEPARATE ACCOUNT III

The Life Insurance Company of Virginia

  Life of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Life of Virginia currently is a wholly-owned subsidiary of Combined Insurance Company of America, which is a wholly-owned subsidiary of Aon Corporation ("Aon"). Life of Virginia is principally engaged in the offering of life insurance and annuity policies and ranks among the 25 largest stock life insurance companies in the United States in terms of business in force. The Company is admitted to do business in 49 states and the District of Columbia. The principal offices of Life of Virginia are at 6610 West Broad Street, Richmond, Virginia 23230.

Aon Corporation

  Aon, a publicly owned Delaware corporation, is a holding corporation principally engaged through subsidiaries in the insurance and insurance brokerage business. Its principal executive offices are located at 123 North Wacker Drive, Chicago, Illinois 60606. As of December 31, 1994, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon, 123 North Wacker Drive, Chicago, Illinois 60601, owned directly and beneficially 12,886,408 shares (12%) of the common stock of Aon.

  Aon indirectly owns the stock of Forth Financial Securities Corporation (a broker/dealer registered with the Securities and Exchange Commission (the "Commission"), which acts as principal underwriter for the Policies) and directly owns the stock of Aon Advisors, Inc.(an investment advisor registered with the Commission which acts in that capacity for the Life of Virginia Series Fund, Inc. and Aon Asset Management Fund, Inc.).

  Aon also owns all outstanding capital stock of Ryan Insurance Group, Inc. (an independent marketer of credit life and accident and health insurance and automobile repair insurance), Rollins Hudig Hall Co. (an insurance broker), Union Fidelity Life Insurance Company, and Godwins, Booke & Dickenson (an employee benefits consulting firm).

Separate Account III

  Separate Account III was established by Life of Virginia as a separate investment account on February 10, 1987. Separate Account III currently has twenty-seven Investment Subdivisions available for allocation under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of one of the seven Funds described below. After the Initial Investment Period, all premiums are allocated in accordance with the instructions of the Policyowner among up to seven of the twenty-seven Investment Subdivisions available under this Policy. The Investment Subdivisions that invest in shares of the Contrafund Portfolio of the Variable Insurance Products Fund II, the Utility Fund and the Corporate Bond Fund of the Insurance Management Series, and the International Equity Portfolio and the Real Estate Securities Portfolio of Life of Virginia Series Fund, are not available to California policyowners.

  Under the Code of Virginia, the assets of Separate Account III are the property of Life of Virginia. Nonetheless, the assets in Separate Account III attributable to the Policies are not chargeable with liabilities arising out of any other business which Life of Virginia may conduct. The assets of Separate Account III shall, however, be available to cover the liabilities of Life of Virginia's General Account to the extent that the assets of Separate Account III exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Separate Account III are credited to or charged against the Account without regard to the income, gains, or losses arising out of any other business Life of Virginia may conduct.

  Separate Account III is registered with the Securities and Exchange Commission, (the "Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a Separate Account under the Federal Securities Laws. Registration with the Commission does not involve supervision of the management or investment practices or policies of Separate Account III by the Commission.

Addition, Deletion or Substitution of Investments

  Life of Virginia reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the mutual fund portfolios that are held by Separate Account III or that Separate Account III may purchase. If the shares of a portfolio are no longer available for investment or if in its judgment further investment in any portfolio should become inappropriate in view of the purposes of Separate Account III, Life of Virginia reserves the right to eliminate the shares of any of the portfolios of the Funds and to substitute shares of another portfolio or of another open-end, registered investment company. Life of Virginia will not substitute any shares attributable to a Policyowner's Cash Value in Separate Account III without notice and prior approval of the Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained herein shall prevent Separate Account III from purchasing other securities for other series or classes of policies or from permitting a conversion between portfolios or classes of policies on the basis of requests made by Policyowners.

  Life of Virginia also reserves the right to establish additional Investment Subdivisions of Separate Account III, each of which would invest in a separate portfolio of a Fund, or in shares of another investment company, with a specified investment objective. New Investment Subdivisions may be established when, in the sole discretion of Life of Virginia, marketing, tax or investment conditions warrant, and any new Investment Subdivisions may be made available to existing Policyowners on a basis to be determined by Life of Virginia. One or more Investment Subdivisions may also be eliminated if, in the sole discretion of Life of Virginia, marketing, tax, or investment conditions warrant.

  In the event of any such substitution or change, Life of Virginia may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Life of Virginia to be in the best interests of persons having voting rights under the Policies, and if permitted by law, Life of Virginia may deregister Separate Account III under the Investment Company Act of 1940 in the event such registration is no longer required; manage Separate Account III under the direction of a committee; or combine Separate Account III with other Life of Virginia separate accounts. To the extent permitted by applicable law, Life of Virginia may also transfer the assets of Separate Account III associated with the Policies to another separate account. In addition, Life of Virginia may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to Separate Account III.

  The Policyowner will be notified of any material change in the investment policy of any Portfolio in which the Owner has an interest. If the Policyowner objects to the change, the Policy may be exchanged for a fixed-benefit policy. In addition, the Policyowner may exercise the right to surrender the Policy. (See Surrender Privileges, p. 23.) If the Policyowner chooses to exchange the Policy, no evidence of insurability will be required. The new policy will be subject to normal exchange rules and other conditions determined by Life of Virginia. The exchange must be made within 60 days after the change in investment policy becomes effective. Life of Virginia will notify Policyowners of the options and procedures if any material change occurs.

                                   THE FUNDS

  Separate Account III currently invests in seven series-type mutual funds. All of the Funds currently available under the Policy are registered with the Commission as open-end, diversified investment companies. The Commission, however, does not supervise the management or the investment practices and policies of the Funds.

  Each Investment Subdivision invests exclusively in a designated portfolio of one of the Funds. The assets of each Fund portfolio are separate from other portfolios of that Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the investment performance of one portfolio has no effect on the investment of any other portfolio. Some of the Funds may, in the future, activate additional portfolios.

  Each of the Funds sells its shares to Separate Account III in accordance with the terms of a participation agreement between the Fund and Life of Virginia. The termination provisions of those agreements vary. (See Termination of Participation Agreements, p. 18.) Should an agreement between Life of Virginia and a Fund terminate, the Separate Account will not be able to purchase additional shares of the Fund. In that event, Policyowners will no longer be able to allocate cash values or premium payments to Separate Account Subdivisions investing in portfolios of that Fund.

  Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to the Separate Account despite the fact that the participation agreement between the Fund and Life of Virginia has not been terminated. Should a Fund or a portfolio of a Fund decide not to sell its shares to Life of Virginia, Life of Virginia will be unable to honor policyowner requests to allocate their cash values or premium payments to Separate Account Subdivisions investing in shares of that Fund or portfolio.

  Certain Investment Subdivisions of Separate Account III invest in Portfolios that have similar investment objectives and/or policies; therefore, before choosing Investment Subdivisions, carefully read the individual prospectuses for the Funds, along with this prospectus.

Variable Insurance Products Fund

  Variable Insurance Products Fund ("VIPF") currently has five portfolios: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.

  Money Market Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high-quality U.S. dollar denominated money market securities of domestic and foreign issuers.

  High Income Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated fixed-income securities, while also considering growth of capital.

  Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

  Growth Portfolio seeks to achieve capital appreciation.   The Portfolio
normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

  Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. The Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

  Fidelity Management & Research Company ("FMR") serves as investment advisor to the Fidelity Fund. For managing each portfolio's investments and business affairs, each portfolio pays FMR a monthly fee.

  VIPF Money Market Portfolio's fee is made up of two components: (a) a basic fee rate and; (b) an income-based component. The basic fee rate is the sum of the following two components:

(1) A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above .37%, and it drops as total assets in all these funds rise.

(2) An individual fund fee rate of .03% One-twelfth of the combined annual fee rate is applied to the fund's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month. If the fund's gross yield is 5% or less, the basic fee is the total management fee. The income-based component is added to the basic fee when the fund's yield is greater than 5%. The income-based fee is 6% of that portion of the fund's yield that represents a gross yield of more than 5% per year. The maximum income-based component is .24%.

  VIPF High Income Portfolio's fee is made up of the sum of two components: a group fee rate based on the monthly average net assets of all the funds advised by FMR (on an annual basis this rate cannot rise above .37% and it drops as total assets in all these funds rise) and an individual fund fee rate of .45%. Therefore, the maximum total management fee that can be charged is .82% of the average net assets of this portfolio. One twelfth of the annual management fee rate is applied to the Portfolio's net assets averaged over the most recent month, resulting in a dollar amount which is the management fee for that month.

  VIPF Equity-Income, Growth, and Overseas Portfolios' fee rates are each made up of two components: (1) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR; and (2) an individual portfolio fee rate of .20% for the VIPF Equity-Income Portfolio, .30% for the VIPF Growth Portfolio and .45% for the VIPF Overseas Portfolio. The group fee rate cannot rise above .52% and it drops as total assets in all mutual funds rise. Therefore, the maximum total management fees that can be charged is .97% of the average net assets of these Portfolios. One-twelfth of the sum of the group fee rate and the individual fee rate is applied to each portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month.

Variable Insurance Products Fund II

  Variable Insurance Products Fund II, ("VIPF-II"), which is managed by FMR, currently has five portfolios, two of which, Asset Manager Portfolio and Contrafund Portfolio, are available to policyowners through Separate Account
III. THE CONTRAFUND PORTFOLIO IS NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  Contrafund Portfolio seeks capital appreciation by investing in securities of companies believed to be undervalued or out-of-favor.

  FMR serves as investment advisor to VIPF-II's Asset Manager Portfolio and Contrafund Portfolio. For managing the Portfolios' investments and business affairs, the Portfolios pay a monthly fee to FMR. Asset Manager Portfolio's fee rate is the sum of the following two components: (i) an individual fund fee rate of .40% of the Portfolio's average net assets; and (ii) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate can not rise above .52% and it drops as total assets in all these funds rise. Therefore, the maximum total management fee that can be charged is
 .92% of the average net assets of this Portfolio. Contrafund Portfolio's fee rate is the sum of the following two components: (i) an individual fund fee rate of .30% of the Portfolio's average net assets; and (ii) a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate can not rise above .52% and it drops as total assets in all these funds rise. Therefore, the maximum total management fee that can be charged ranges from .58% to .82% of the average net assets of this Portfolio. One twelfth of the sum of the group and individual fund fee rate is applied to the portfolio's net assets averaged over the most recent month, giving a dollar amount which is the management fee for that month. FMR has voluntarily agreed to reimburse the Contrafund Portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time.

Neuberger & Berman Advisers Management Trust

  Neuberger & Berman Advisers Management Trust, which is managed by Neuberger & Berman Management Incorporated, currently has seven portfolios, three of which, the Balanced Portfolio, the Growth Portfolio and the Limited Maturity Bond Portfolio are available to Policyowners through Separate Account III.

  Balanced Portfolio has the investment objective of long term capital growth and reasonable current income without undue risk to principal. The Balanced Portfolio will seek to achieve its objective through investment of a portion of its assets in common stocks and a portion of its assets in debt securities.

  Growth Portfolio seeks capital growth through investments in common stocks of companies that the Investment Adviser believes will have above average earnings or otherwise provide investors with above average potential for capital appreciation. To maximize this potential, the Investment Adviser may also utilize, from time to time, securities convertible into such common stocks, warrants and options to purchase such stocks.

  Limited Maturity Bond Portfolio's primary investment objective is the highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Limited Maturity Bond Portfolio also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.


  Neuberger & Berman Management Incorporated serves as Investment Adviser to AMT. AMT pays fees to the Investment Adviser for administrative and investment management services. The fees for each portfolio are based on the average daily net assets of the portfolio or the series in which the portfolio invests. For administrative services the Investment Adviser is paid a fee at the following rates: Growth Portfolio 0.30%, Balanced Portfolio 0.30%, and Limited Maturity Bond Portfolio 0.40% of the average daily net assets of the portfolio. For investment management services, the Investment Adviser is paid a fee at the following rates for Growth Portfolio and Balanced Portfolio: 0.55% of the first $250 million of the average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets of the series over $1.5 billion. For Limited Maturity Bond Portfolio, the Investment Adviser is paid a fee of 0.25% of the first $500 million of average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets of the series over $2 billion.

Life of Virginia Series Fund, Inc.

  The Life of Virginia Series Fund, Inc. ("Life of Virginia Series Fund") currently has six portfolios: the Common Stock Index Portfolio, the Government Securities Portfolio, the Money Market Portfolio, the Total Return Portfolio, the International Equity Portfolio, and the Real Estate Securities Portfolio. THE INTERNATIONAL EQUITY PORTFOLIO AND THE REAL ESTATE SECURITIES PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Common Stock Index Portfolio has the investment objective of providing capital appreciation and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index, through investment in common stocks traded on the New York Stock Exchange and the American Stock Exchange and, to a limited extent, in the over-the-counter markets.

  Government Securities Portfolio has the investment objective of seeking high current income and protection of capital through investment in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  Money Market Portfolio has the investment objective of providing the highest level of current income as is consistent with high liquidity and safety of principal by investing in high quality money market securities.

  Total Return Portfolio has the investment objective of providing the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in common stocks, bonds and money market instruments, the proportion of each being continuously determined by the investment advisor.

  International Equity Portfolio has the investment objective of providing long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity and equity-related securities of companies that are organized outside of the U.S. or whose securities are principally traded outside of the U.S.

  Real Estate Securities Portfolio has the investment objective of providing maximum total return through current income and capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in securities of U.S. issuers that are principally engaged in or related to the real estate industry including those that own significant real estate assets. The Portfolio will not invest directly in real estate.

  Aon Advisors, Inc. serves as investment adviser to the Life of Virginia Series Fund. The Life of Virginia Series Fund pays Aon Advisors, Inc. compensation in the form of an investment advisory fee, computed and accrued daily, and paid monthly. The investment advisory fee for each portfolio is based on the average daily net assets of the portfolio at the following rates: for Common Stock
Index Portfolio .35%; Government Securities Portfolio, Money Market Portfolio, and Total Return Portfolio .50% of the first $100,000,000, .45% of the next $100,000,000, .40% of the next $100,000,000, .35% of the next $100,000,000, and
 .30% of amounts in excess of $400,000,000; International Equity Portfolio 1.00% on the first $100,000,00, .95% on the next $100,000,000, and .90% of the amounts in excess of $200,000,000; Real Estate Securities Portfolio .85% of the first $100,000,000, .80% on the next $100,000,000, and .75% of the amounts in excess of $200,000,000. See the fund prospectus for further details. Aon Advisors, Inc. has agreed to waive .80% of the investment advisory fee for the first $100,000,000 of average daily net assets of the Money Market Portfolio for 1995, resulting in a fee of .10%. There is no guarantee that the fee waiver will continue after 1995.

Oppenheimer Variable Account Funds

  Oppenheimer Variable Account Funds ("OVAF") currently has nine portfolios, six of which are available to Policyowners through Separate Account III:
Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, and Oppenheimer Multiple Strategies Fund.

  Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

  Oppenheimer High Income Fund seeks a high level of current income from investment in high yield fixed income securities, including unrated securities or high risk securities in the lower rating categories. These securities may be considered to be speculative.

  Oppenheimer Bond Fund primarily seeks a high level of current income from investment in high yield fixed income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, it seeks capital growth when consistent with its primary objective.

  Oppenheimer Capital Appreciation Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

  Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

  Oppenheimer Multiple Strategies Fund seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

  Oppenheimer Management Corporation ("OMC") serves as investment adviser to the Oppenheimer Variable Account Funds ("OVAF"). The OVAF pay OMC a monthly management fee. Effective September 1, 1994, the monthly fee payable to OMC is computed separately on the net assets of each portfolio as of the close of business each day. The management fee rates that became effective on that day are as follows (i) for Money Fund: 0.450% of the first $500 million of net assets, 0.425% of the next $500 million, 0.400% of the next $500 million, and 0.375% of net assets over $1.5 billion; (ii) for Capital Appreciation Fund, Growth Fund, and Multiple Strategies Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and
(iii) for High Income Fund and Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion. The management fee rates in effect prior to that date are in
Note 6 to the financial statements included in the OVAF Statement of Additional Information.

Janus Aspen Series

  The Janus Aspen Series ("JAS") currently has seven portfolios, three of which are currently available to Policyowners through Separate Account II: Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio.

  Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Growth Portfolio is a diversified portfolio that pursues its objective by investing in common stocks of issuers of all sizes. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

  Aggressive Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Aggressive Growth Portfolio will seek to achieve its objective by normally maintaining an average market capitalization between $1 billion and $5 billion.

  Worldwide Growth Portfolio has the investment objective of long-term capital growth in a manner consistent with the preservation of capital. The Worldwide Growth Portfolio will seek to achieve its objective by investing in a diversified portfolio of common stocks of foreign and domestic issuers of all sizes. The Portfolio normally invests in issuers from at least five different countries including the United States.

  Janus Capital Corporation serves as Investment Adviser to the portfolios of the Janus Aspen Series. The portfolios pay a fee to the Investment Adviser.
The Growth, Aggressive Growth and Worldwide Growth Portfolios are each subject to the following advisory fee schedule: 1% of the first $30 million, 0.75% of the next $270 million, 0.70% of the next $200 million, 0.65% of amounts over $500 million. Janus Capital has agreed to reduce each portfolio's advisory fee to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such portfolio. In addition, Janus Capital has agreed to reimburse each portfolio for advisory fees and other expenses in excess of a specified percentage of net assets. The expense limits of the portfolios differ and are set forth in the Statement of Additional Information for the Janus Aspen Series.

Insurance Management Series

  The Insurance Management Series ("IMS") currently has five portfolios, two of which, Utility Fund and Corporate Bond Fund, are available to Policyowners through Separate Account III. THE UTILITY FUND AND THE CORPORATE BOND FUND ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

  Utility Fund has the investment objective of high current income and moderate capital appreciation. The Utility Fund will seek to achieve its objective by investing primarily in equity and debt securities of utility companies.

  Corporate Bond Fund has the investment objective of high current income. The Corporate Bond Fund will seek to achieve its objective by investing primarily in a diversified portfolio of professionally managed fixed-income securities. The fixed-income securities in which the Fund intends to invest are lower-rated corporate debt obligations, commonly referred to as "junk bonds". The risks of these securities are described in the prospectus for the IMS, which should be read carefully before investing.

  Federated Advisers serves as investment adviser to the Utility Fund and the Corporate Bond Fund. The adviser receives an annual investment advisory fee equal to .75% of the Utility Fund's average daily net assets and .60% of the Corporate Bond Fund's average daily net assets. The adviser has voluntarily chosen to waive all or a portion of its fee in order that the total annual expenses for the Utility Fund and the Corporate Bond Fund would not exceed 0.85% and 0.80%, respectively, of average net assets. Based on total expenses of 1.60% for the Utility Fund and 1.40% for the Corporate Bond Fund, the adviser estimates that during 1995 it will waive management fees of 0.75% and 0.60%, respectively. The adviser can terminate this voluntary waiver at any time at its sole discretion.

THERE IS NO ASSURANCE THAT THE STATED OBJECTIVES AND POLICIES OF ANY OF THE FUNDS WILL BE ACHIEVED.

  More detailed information concerning the investment objectives and policies of the Funds and the investment advisory services and charges can be found in the current prospectuses for the Funds which accompany or precede this Prospectus.
A prospectus for each Fund can be obtained by writing or calling Life of Virginia's Home Office. The prospectus for each Fund should be read carefully before any decision is made concerning the allocation of premium payments or transfers among the Investment Subdivisions of Separate Account III.

Resolving Material Conflicts

  The Funds are used as investment vehicles for variable life insurance and variable annuity policies issued by Life of Virginia. In addition, all of the Funds, other than the Life of Virginia Series Fund, Inc., are also available to separate accounts of insurance companies other than Life of Virginia offering variable life and variable annuity policies. As a result, there is a possibility that a material conflict may arise between the interests of Policyowners owning Policies whose Cash Values are allocated to Separate Account III and of policyowners owning policies whose cash values are allocated to one or more other separate accounts investing in any one of the Funds.

  In addition, Neuberger & Berman Advisers Management Trust, Janus Aspen Series and Life of Virginia Series Fund, Inc. may sell shares to certain retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of policyowners generally or certain classes of policyowners, and such retirement plans or participants in such retirement plans.

  In the event of a material conflict, Life of Virginia will take any necessary steps, including removing Separate Account III from that Fund, to resolve the matter. See the individual Fund prospectus for greater details.

Termination of Participation Agreements

  The participation agreements pursuant to which the Funds sell their shares to Separate Account III contain varying provisions regarding termination. The following summarizes those provisions:

   Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (the "Fund"). These agreements provide for termination (1) on one year's advance notice by either party, (2) at Life of Virginia's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at Life of Virginia's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws or if the Fund ceases to qualify as regulated investment companies under the Internal Revenue Code, (6) at the option of the Fund or their principal underwriters if they determine that Life of Virginia has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of Life of Virginia if the Funds have suffered material adverse changes in their business or financial conditions or are the subject of material adverse publicity, or
 (8) at the option of the Funds or their principal underwriters if Life of Virginia decides to make another mutual fund available as a funding vehicle for its policies.

   Neuberger & Berman Advisers Management Trust. This agreement may be terminated by either party on six months' written notice to the other.

   Life of Virginia Series Fund, Inc. This agreement may be terminated by either party on 360 days' written notice to the other.

   Oppenheimer Variable Account Funds. This agreement may be terminated by the parties on six months' advance written notice.

   Janus Aspen Series. This agreement may be terminated by the parties on six months' advance written notice.

    Insurance Management Series.  This agreement may be terminated by any of the
parties on 180 days advance written notice to the    other parties.

                                   THE POLICY

  This Prospectus describes the basic Policy. There may be differences in your Policy because of requirements of the state where your Policy is issued. Any such differences will be included in your Policy.

Purpose of the Policy

  The Policy is designed to provide the Owner with lifetime insurance protection. Although the Policy may operate as a single premium policy, under certain circumstances additional premiums either may be paid at the Policyowner's option or are required in order to keep the Policy in force. Moreover, the Policy enables the Policyowner to adjust the level of Death Benefit Proceeds payable under a Policy by increasing the specified amount. Thus, as insurance needs or financial conditions change, the Policyowner has flexibility to adjust Death Benefit Proceeds and to make Additional Premium Payments.

  The Policy is a "variable" policy because, unlike the fixed benefits of an ordinary life insurance policy, the Cash Value will, and under certain circumstances the Death Benefit may, increase or decrease depending upon the investment experience of the Investment Subdivisions of Separate Account III to which the Policyowner allocates premiums. Accordingly, the Policyowner reaps the benefit of any appreciation in value of the underlying assets, but also bears the investment risk of any depreciation in the value of those assets. The payment of one or more premiums does not guarantee that the Policy will stay in force. Instead, whether or not a Policy continues in force will depend on the amount of the Surrender Value, which in turn will depend upon the investment experience of the chosen Investment Subdivision(s) of Separate Account III. So long as the Policy remains in force, the Death Benefit payable will never be less than the specified amount; however, there is no guaranteed minimum Cash Value.

Purchasing a Policy

  Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent or to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. Life of Virginia will not issue Policies to insure persons older than age 75. Acceptance of an application is subject to Life of Virginia's underwriting rules and Life of Virginia reserves the right to reject an application for any lawful reason and in a manner such that similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided.

  If the first full premium is not paid with the application, insurance will not become effective until that premium is paid and the policy is delivered while all persons proposed for insurance are insurable. If the first full premium is paid and a conditional receipt is given to the applicant, then, subject to a maximum limitation, insurance as provided by the terms and conditions of the policy applied for will become effective on the Effective Date specified by the conditional receipt, provided the insured is found to be, on the Effective Date, insurable at standard premium rates for the plan and amount of insurance requested in the application.

  The Effective Date specified in the conditional receipt is the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests required by Life of Virginia, and (iii) the policy date requested by the applicant when that date is later than the date the application is completed.

Dates Under The Policy

  A Policy Date is assigned to each Policy when the Policy is issued. The Policy Date will normally be a date between the date the application is signed and the date the Policy is issued; however, the Policy Date may be any other date mutually agreeable to Life of Virginia and the Policyowner. If the Policy Date would otherwise fall on the 29th, 30th, or 31st day of a month, the Policy Date will be the 28th.

  "Policy years" for the original specified amount and the initial premium are measured from the Policy Date. With regard to increases in the specified amount, however, "years" are measured from the effective date of the increase, while "years" for determining charges attributable to Additional Premium Payments are measured from the first Monthly Anniversary Day coincident with or following receipt of the Additional Premium Payment.

Payments Made Under The Policy

  Initial Premium. The initial premium is due on or before the Policy Date. The initial premium is the guideline single premium for life insurance as determined in the Internal Revenue Code. This amount will be stated on the policy data pages. The minimum initial premium is $5,000. All premiums are payable to Life of Virginia at its Home Office.

  If a Policy is issued as applied for, insurance coverage under the Policy normally begins on the Policy Date or at the end of the Valuation Period during which the initial premium is received at the Home Office, whichever is later. If a Policy is issued on a basis other than as applied for, the insurance coverage will normally begin on the date the Policy is accepted by the Policyowner or at the end of the Valuation Period during which the initial premium is received at the Home Office, whichever is later.

  The initial premium purchases a Death Benefit initially equal to the Policy's specified amount. The relationship between the initial premium and the specified amount depends on the age and sex of the insured. Generally, the same initial premium will purchase a higher specified amount for a younger insured than for an older insured. Likewise, the same initial premium will purchase a slightly higher specified amount for a female insured than for a male insured of the same age. Representative specified amounts for a $10,000 initial premium are set forth below:

                 Specified Amount for a $10,000 Initial Premium

                          Age            Male             Female
                           10        $170,445           $219,974
                           20         116,604            146,520
                           30          78,358             96,043
                           40          50,798             62,290
                           50          33,834             41,554
                           60          23,561             28,369
                           70          17,457             19,878

  Additional Premium Payments. Although the Policy can operate as a single premium policy, Additional Premium Payments may be made under certain circumstances, so long as there is no outstanding Policy Debt. If there is Policy Debt outstanding, any payment received by Life of Virginia will be considered repayment of that debt. Should any such payment exceed the amount of Policy Debt outstanding, the amount in excess of Policy Debt will be treated as an Additional Premium Payment. The circumstances under which Additional Premium Payments can be made are listed below:

(1) Increases in Specified Amount -- After the first Policy Year, the Policyowner may request an increase in specified amount. (See Changes in the Specified Amount, p. 28.) If the Policyowner's request is approved, Life of Virginia will require the Policyowner to make an Additional Premium Payment in order for an increase to become effective. The minimum Additional Premium Payment Life of Virginia will allow in connection with an increase in the specified amount is $1,000.

(2) In Order to Prevent Lapse -- If the Surrender Value on a Monthly Anniversary Day is insufficient to cover the monthly deduction due on that Monthly Anniversary Day, then in order to prevent lapse, the Policyowner must make a payment during the grace period sufficient to cover the monthly deduction. Payments received in excess of any outstanding Policy Debt will be treated as Additional Premium Payments. The minimum payment that may be made in this circumstance will be stated in the notice mailed to the Policyowner. The Policyowner may make an Additional Premium Payment in an amount greater than that required to prevent lapse as long as the total of all premium payments, immediately after the payment to prevent lapse, is less than the maximum premiums limitation shown in the policy data pages. If the Policyowner does not make a sufficient payment, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, p. 21.)

(3) At the Policyowner's Discretion -- Additional Premium Payments may be made, at the Policyowner's discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the maximum premiums limitation shown in the policy data pages. The maximum premiums limitation will be derived from the guideline premium test for life insurance set forth in the Internal Revenue Code. Because of that test, the maximum premiums limitation ordinarily will equal the initial premium for a number of years; thus, discretionary Additional Premium Payments normally will not be permitted during the early years of the Policy.

  In the event that a discretionary Additional Premium Payment is made that causes the total amount of premiums paid under the Policy to exceed the maximum premiums limitation, Life of Virginia will accept only the portion of the premium which, together with premiums previously paid, equals the maximum premiums limitation, and will return the excess to the Policyowner. Thereafter, no discretionary Additional Premium Payments will be accepted until allowed by the maximum premiums limitation.

  Additional Premium Payments made in accordance with the terms of the Policy are credited as of the next close of business (on a Business Day) following receipt of payment at the Home Office.

  Repayment of Outstanding Policy Debt. If there is any outstanding Policy Debt on the date Life of Virginia receives a payment, the payment will be treated first as a repayment of outstanding Policy Debt. (See Loan Benefits -- Repayment of Policy Debt, p. 26.) Only the portion of the payment in excess of any outstanding Policy Debt will be treated as an Additional Premium Payment.

Allocation of Premiums

  After the Initial Investment Period, the Policyowner determines the allocation of premiums among Investment Subdivisions of Separate Account III. The initial allocation is made in the application. The Policyowner may allocate premiums totally to one Investment Subdivision of Separate Account III, or partially to any of these Investment Subdivisions; however, at any one point in time, the Cash Value may not be invested in more than seven Investment Subdivisions. Furthermore, the minimum percentage that may be allocated to any one Investment Subdivision is 10%.

  Regardless of the allocation made in the application, during the Initial Investment Period the initial premium will be placed in the Investment Subdivision of Separate Account III which invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. The Initial Investment Period commences on the date the initial premium is received at the Home Office. It ends either on the date the Home Office receives the Policy Delivery and Acceptance Letter, dated and signed by the Policyowner, indicating that the Policyowner has received and accepted the Policy, or if the Policy is not accepted, when all amounts due are refunded, whichever is earlier. At the end of the Initial Investment Period, the Cash Value attributable to the initial premium will be transferred from the Money Market Portfolio of the Life of Virginia Series Fund, to the Investment Subdivisions of Separate Account III that are available at the time of the transfer in accordance with the Policyowner's written instructions in the application. Any Additional Premium Payments received thereafter will be allocated to the available Investment Subdivisions of Separate Account III in accordance with the written instructions of the Policyowner.

  The Policyowner may change the allocation of later premiums at any time, without charge, simply by sending written notice to Life of Virginia at its Home Office. The allocation will apply to any premiums received after Life of Virginia records the change. The Cash Value will vary with the investment performance of the Investment Subdivisions the Policyowner selects, and the Policyowner bears the entire investment risk for the Cash Value in any particular Investment Subdivision. The allocation of premiums will affect not only the Policy's Cash Value, but it may also affect the Death Benefit. The Policyowner should periodically review his allocation of Cash Value in light of market conditions and overall financial planning requirements.

Policy Lapse and Reinstatement

  Lapse. The Policy will lapse if, on a Monthly Anniversary Day, the Surrender Value (Cash Value less outstanding Policy Debt and any applicable surrender charge) is insufficient to cover the monthly deduction due on that Monthly Anniversary Day (See Charges and Deductions -- Monthly Deduction, p. 30), and a grace period expires without a sufficient payment. Life of Virginia allows the Policyowner a 61-day grace period to make a payment sufficient to cover the monthly deduction. The grace period will begin on the date Life of Virginia mails notice of the insufficiency. Life of Virginia will mail notice to the Policyowner and to any assignee of record in its Home Office.

  The Policyowner must, during the grace period, make a payment which is sufficient to cover any due and unpaid monthly deductions in order to avoid lapse of the Policy. Failure to make a sufficient payment by the end of the grace period will cause the Policy to lapse and terminate without value.

  So long as there is outstanding Policy Debt, that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Policy Debt will be treated as a repayment of Policy Debt and not as an Additional Premium Payment. If a payment is treated as repayment of outstanding Policy Debt, Life of Virginia will transfer the amount of Cash Value held in the General Account as security for that part of the Policy Debt being repaid into Separate Account III, which increases the Surrender Value of the Policy, thereby preventing lapse.

  Insurance coverage continues during the grace period, but the Policy will be deemed to have no Cash Value for purposes of policy loans and surrenders. If the Insured dies during the grace period, the Death Benefit Proceeds payable during the grace period will equal the amount of the Death Benefit in effect immediately prior to the commencement of the grace period less any due and unpaid monthly deductions. A lapse of the Policy may result in adverse tax consequences. (See Federal Tax Matters, p. 35.)

  Reinstatement. If the Policy is terminated during the Insured's life because a grace period ended without a sufficient payment being made, the Policy can be reinstated. Reinstatement must occur within three years of the expiration of the grace period and prior to the Maturity Date. To reinstate, evidence satisfactory to Life of Virginia must be submitted that the Insured is insurable. In addition, a payment must be made which is sufficient to cover the monthly deductions for the first two Policy Months following reinstatement.
Life of Virginia may, however, accept a payment larger than this amount as long as immediately after the payment the total of all premium payments made is less than the maximum premiums limitation shown in the policy data pages. Unless the payment is repayment of outstanding Policy Debt, the amount paid will be treated as an Additional Premium Payment. The Policy will be reinstated on the date the reinstatement is approved by Life of Virginia.

  Any Policy Debt which existed at the end of the grace period will be reinstated if it is not paid. If Policy Debt is reinstated, all payments received by Life of Virginia will be treated first as repayment of Policy Debt. If a payment larger than the Policy Debt is made, the excess will be treated as an Additional Premium Payment. Regardless of whether the payment made is repayment of Policy Debt or an Additional Premium Payment, the amount of the payment must be sufficient to cover the monthly deductions for the first two policy months following reinstatement.

  Life of Virginia will not reinstate a Policy that has been surrendered for its Surrender Value.

Examination of Policy (Refund Privilege)

  The Policyowner may examine the Policy and return it for refund within 10 days after it is received, or within 45 days after Part I of the application is signed, whichever is latest. The amount of refund will equal the advisory fee deducted from the Funds attributable to the Policy, plus the premiums allocated to Separate Account III adjusted by investment gains and losses. The state in which the Policy is issued may require, instead, a refund of the gross premiums paid. In certain states the Policyowner may have more than 10 days to return the policy for a refund. A Policyowner wanting a refund should return the Policy to either Life of Virginia at its Home Office or to the registered agent who sold it.

Exchange Privilege

  During the first 24 Policy Months, the Policyowner may convert this Policy to a permanent fixed benefit policy. The amount of the new policy will be the specified amount of this Policy on the date of exchange. Premiums will be based on the same issue age and risk classification of the Insured as the existing Policy. The conversion will be subject to an equitable adjustment in payments and cash values to reflect variances, if any, in the payments and cash values under the existing Policy and the new policy.

                           POLICY RIGHTS AND BENEFITS

  While the Policy is in effect it provides for certain benefits. Subject to certain limitations, the Policyowner may at any time obtain the Surrender Value by surrendering the Policy. (See Surrender Privileges, p. 23.) In addition, the Policyowner has certain policy loan privileges under the Policy. (See Loan Benefits, p. 26.) The Policy also provides for the payment of a Death Benefit upon the death of the Insured. (See Death Benefit, p. 27.)

Cash Value Benefits

  Surrender Privileges. During the Insured's life, and as long as the Policy is in effect, a Policyowner may surrender the Policy at any time by sending a written request in a form acceptable to Life of Virginia, along with the Policy, to Life of Virginia at its Home Office.

  The amount payable on surrender of the Policy is the Surrender Value at the end of the Valuation Period during which the request is received. The Surrender Value may be paid in a lump sum or under one of the optional payment plans specified in the Policy. (See Optional Payment Plans, p. 28.)

  Surrender Value. The Surrender Value equals the Cash Value on the date Life of Virginia receives a request for surrender, less any outstanding Policy Debt and less any applicable surrender charge. (See Surrender Charge, p. 31.) Surrender Value will be determined at the end of the Valuation Period during which the request for a surrender is received. Proceeds will generally be paid within seven days of receipt of a request for a surrender. Postponement of payments may occur in certain circumstances. (See Postponement of Payment, p. 33.)

  Partial Withdrawals. In each Policy Year after the first, the Policyowner may make one partial withdrawal from the Cash Value of the Policy. The amount which may be withdrawn is that amount of Cash Value allocated to the Separate Account which exceeds the sum of the premiums paid. A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from each withdrawal. No surrender charge will apply.

  The Policyowner may tell Life of Virginia how to allocate the partial withdrawal from the Investment Subdivisions of the Separate Account. If no notification is given, the partial withdrawal will be made from each Investment Subdivision in the same proportion that the Policy's Cash Value in that Investment Subdivision bears to the total Cash Value on the date the request for withdrawal is received in the home office of the company.

  If a partial withdrawal is made, the Specified Amount under the Policy will be reduced by the amount which the Partial Withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

  Partial withdrawals may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (See Federal Tax Matters, p. 35).

  Calculation of Cash Value. The Policy provides for an accumulation of Cash Value. Cash Value will be determined on a daily basis. A Policy's Cash Value will reflect a number of factors, including premiums paid, partial withdrawals, policy loans, charges assessed in connection with the Policy, and the investment performance of the Investment Subdivisions of Separate Account III to which the Cash Value is allocated. There is no guaranteed minimum Cash Value. The Cash Value equals the sum of all amounts in each Investment Subdivision of Separate Account III plus the value of any amount transferred to the General Account to secure Policy Debt.

  On the later of the Policy Date or the date the initial premium is received, the Cash Value is the initial premium, less any due and unpaid monthly deductions, adjusted by the Policy's share of investment gains and losses in that Investment Subdivision. On that date, the Cash Value is allocated entirely to the Investment Subdivision of Separate Account III that invests exclusively in the Money Market Portfolio of the Life of Virginia Series Fund, Inc. and, therefore, there is no Cash Value in the other Investment Subdivisions. (See Allocation of Premiums, p. 21.)

  At the end of each Valuation Period thereafter, the Cash Value in each Investment Subdivision of Separate Account III is (a) plus (b) plus (c) minus
(d) minus (e) where:

  (a) is the Cash Value allocated to the Investment Subdivision at the end of the preceding Valuation Period, multiplied by the Investment Subdivision's Net Investment Factor for the current period;

  (b) is any Additional Premium Payments received during the current Valuation Period that have been allocated to the Investment Subdivision;


  (c) is any other amounts transferred into the Investment Subdivision during the current Valuation Period; and

  (d) is Cash Value transferred out of the Investment Subdivision during the current Valuation Period; and

  (e) is any Cash Value withdrawn as a partial withdrawal.

  In addition, whenever a Valuation Period includes the Monthly Anniversary Day, the Cash Value at the end of such period is reduced by the monthly deduction allocated to the Cash Value in the Investment Subdivision for that Monthly Anniversary Day. (See Charges and Deductions -- Monthly Deduction, p. 30.)

  Unit Value. Each Investment Subdivision has a Unit Value. When premiums or other amounts are transferred into an Investment Subdivision, a number of Units are purchased based on the Unit Value of the Investment Subdivision as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of an Investment Subdivision, including Partial Withdrawals, Units are redeemed in a similar manner.

  For each Investment Subdivision, the Unit Value for the first Valuation Period was $10.00. The Unit Value for each subsequent period is the Net Investment Factor for that period, multiplied by the Unit Value for the immediately preceding period. The Unit Value for a Valuation Period applies to each day in the period.

  Net Investment Factor. The Net Investment Factor measures investment performance of the Investment Subdivisions of Separate Account III during a Valuation Period. Each Investment Subdivision has its own Net Investment Factor for a Valuation Period. The Net Investment Factor of an Investment Subdivision for a Valuation Period is (a) divided by (b), minus (c), where:

  (a) is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net Investment Factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by Life of Virginia as a provision for taxes attributable to the operation or maintenance of that Subdivision; and

  (b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

  (c) is a charge no greater than .0035750% for each day in the Valuation Period. This corresponds to 1.30% per year of the net assets of that Investment Subdivision for mortality and expense risks and administrative expenses.

  The value of the assets in Separate Account III will be taken at their fair market value in accordance with generally accepted accounting principles and applicable laws and regulations.

  How The Period of Coverage Under a Policy Can Vary. The period of coverage under a Policy depends upon the Surrender Value. The Policy will remain in force as long as the Surrender Value is sufficient to pay the monthly deduction. (See Charges and Deductions -- Monthly Deduction, p. 30.) When, however, the Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement -- Lapse, p. 21.)

Transfers

  Policyowners may transfer amounts among the Investment Subdivisions of Separate Account III that are available at the time of the request by sending a
written request to the Home Office.   Telephone transfers are subject to Life of
Virginia's administrative requirements.

  The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office. Currently, there is no limit to the number of transfers that may be made; however, Life of Virginia reserves the right to limit the number of transfers, if necessary, in order that the Policy will continue to receive life insurance treatment by the Internal Revenue Service. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be imposed. This charge is deducted from the amount transferred. The Cash Value on the date of transfer will not be affected by the transfer except to the extent of the transfer charge. The transfer charge is Life of Virginia's estimate of the average actual cost of present and future typical transfers; Life of Virginia does not expect to make a profit from the process of executing transfers. Once a Policy is issued, the amount of the transfer charge is guaranteed for the life of the Policy.

Telephone Transfers

  Life of Virginia permits telephone transfers and may be liable for losses resulting from unauthorized or fraudulent telephone transfers if it fails to employ reasonable procedures to confirm that the telephone instructions that it receives are genuine. Therefore, Life of Virginia will employ means to prevent unauthorized or fraudulent telephone requests, such as sending written confirmation, recording telephone requests, and/or requesting other identifying information. In addition, Life of Virginia may require written authorization before allowing Policyowners to make telephone transfers.

  To request a telephone transfer, Policyowners should call Life of Virginia's Telephone Transfer Line at 800-772-3844. Life of Virginia will record all telephone transfer requests. Transfer requests received at least one hour prior to the close of the New York Stock Exchange will be executed that Business Day at that day's prices. Requests received after that time will be executed on the next Business Day at that day's prices.

Dollar-Cost Averaging

  Policyowners may elect to have Life of Virginia automatically transfer specified amounts from one of certain designated Investment Subdivisions of Separate Account III to any other subdivision(s) on a monthly or quarterly basis. This privilege is intended to permit policyowners to utilize "Dollar-Cost Averaging," a long-term investment method that provides for regular investing over a period of time. Life of Virginia makes no representations or guarantees that Dollar-Cost Averaging will result in a profit or protect against loss.

  Policyowners must select Dollar-Cost Averaging on the application or complete a Dollar- Cost Averaging Agreement in order to begin the Dollar-Cost Averaging program. Currently, the Investment Subdivisions available to allocate money for the purpose of Dollar-Cost Averaging include each of the Money Market Investment Subdivisions and the subdivision which invests in the Limited Maturity Bond Portfolio of the Neuberger & Berman Advisers Management Trust. If Dollar-Cost Averaging is elected on the application, all or a portion of initial premium will be transferred, if necessary, to the Investment Subdivision designated for Dollar-Cost Averaging following the Initial Investment Period. Money may also be transferred to the designated Investment Subdivision from other subdivisions within the Separate Account. Any amount allocated or transferred must conform to the minimum amount and percentage requirements. (See Transfers p. 24).

  Dollar-Cost Averaging will continue until the entire cash value in the subdivision designated for Dollar-Cost Averaging is depleted. The policyowner has the option of discontinuing Dollar-Cost Averaging by sending Life of Virginia a written cancellation notice. Policyowners may make changes to their Dollar-Cost Averaging program by calling Life of Virginia's Telephone Transfer Line at 800-772-3844. Also, Life of Virginia reserves the right to discontinue Dollar-Cost Averaging upon 30 days written notice to the policyowner.

Powers of Attorney

  As a general rule and as a convenience to policyowners, Life of Virginia allows the use of powers of attorney whereby policyowners give third parties the right to effect cash value transfers on behalf of the policyowners. However, when the same third party possesses powers of attorney executed by many policyowners, the result can be simultaneous transfers involving large amounts of cash value. Such transfers can disrupt the orderly management of the mutual funds underlying the variable policy, can result in higher costs to policyowners, and are generally not compatible with the long-range goals of purchasers of variable policies. Life of Virginia believes that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the funds underlying its policies, and this position is shared by the managements of those mutual funds.

  Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties holding multiple powers of attorney, Life of Virginia may not honor such powers of attorney and has instituted or will institute procedures to assure that the transfer requests that it receives have, in fact, been made by the policyowners in whose names they are submitted. However, these procedures will not prevent policyowners from making their own cash value transfer requests.

Loan Benefits

  Policy Loans. As long as the Policy remains in effect, a Policyowner may borrow money from Life of Virginia at any time, using the Policy as the only security for the loan. Life of Virginia's claim for repayment of a policy loan has priority over the claims of any assignee of the Policy or other person. The minimum loan amount is $500. The Maximum Loan Amount is 90% of the Policy's Cash Value at the end of the Valuation Period during which the loan request is received, less any surrender charge. The amount available to be borrowed at any given time is the Maximum Loan Amount reduced by any outstanding Policy Debt. Policy loans ordinarily will be paid within seven days after Life of Virginia receives a request for a loan at its Home Office, although payments may be postponed under certain circumstances. (See Postponement of Payment, p. 33.)

  When a policy loan is made, a portion of the Policy's Cash Value equal to the loan amount will be transferred out of Separate Account III into Life of Virginia's General Account. The Policyowner may indicate, in writing, from which Investment Subdivisions the Cash Value is to be transferred out of Separate Account III. If no such written instruction is received with the loan request, the Cash Value transferred out will automatically be transferred from the Investment Subdivisions in the same proportion that the Cash Value in each Investment Subdivision bears to the total Cash Value in all Investment Subdivisions on the date the loan is made.

  Currently, Life of Virginia credits interest at an annual rate of 6% for that part of the Policy Debt up to an amount equal to the Cash Value less the total of all premium payments made. An annual rate of 4% is credited to that part of the Policy Debt in excess of the above amount. For purposes of crediting these two rates of interest, Policy Debt and the Cash Value as calculated on the preceding Monthly Anniversary Day, or, if more recent, on any other Business Day when a loan is made or Policy Debt is repaid, will be used. Life of Virginia reserves the right to decrease, at its discretion, the rate of interest credited to the amount of Cash Value transferred to the General Account to an effective annual rate of not less than 4%. On each policy anniversary, the interest earned since the preceding policy anniversary will be credited and transferred to Separate Account III. Absent written instruction, Life of Virginia will allocate this amount among the Investment Subdivisions of Separate Account III in the same manner as policy loans are allocated.

  Even though the loan may be repaid in whole or in part at any time while the Insured is living, policy loans will permanently affect the Cash Value of a Policy. The effect could be favorable or unfavorable depending upon whether the investment performance of the Investment Subdivision(s) from which the Cash Value is transferred is less than or greater than the interest rate being credited to the Cash Value in the General Account while the loan is outstanding. In comparison to a Policy under which no loan is made, Policy values will be lower where such interest rate credited is less than the performance of the Investment Subdivision(s), but will be greater where such interest rate is greater than the performance of the Investment Subdivision(s). In addition, Proceeds payable upon death or surrender will be reduced by the amount of any outstanding Policy Debt.

  Policy loans may have federal tax consequences, and prior to age 59 1/2 may result in a 10% penalty tax. (See Federal Tax Matters, p. 35.) In addition, a policy loan entails the risk that the Policy will lapse if interest credited to the Cash Value in the general account while the loan is outstanding plus earnings on Cash Value in the Investment Subdivisions is insufficient to prevent policy debt from exceeding Cash Value less applicable surrender charges. Adverse tax consequences may result from a lapse if policy debt is outstanding. The risk of lapse due to a policy loan is greater where interest charged on the loan is not paid when due.

  Loan Interest Charged. Life of Virginia will charge a fixed interest rate of 6% per year on all outstanding policy loans. Interest accrues daily and is due and payable on each policy anniversary. If interest is not paid when due, an amount equal to the amount owed will be treated as a policy loan and interest will be charged on that amount. Absent written instruction, the amount transferred out of Separate Account III will be transferred from the Investment Subdivisions of Separate Account III in the same proportion as policy loans are transferred.

  Policy Debt. Policy Debt equals the total of all outstanding policy loans, plus accrued interest on policy loans. If Policy Debt exceeds the Cash Value less any applicable surrender charge, Life of Virginia will notify the Policyowner and any assignee of record. A payment at least equal to the excess Policy Debt must be made to Life of Virginia within 61 days from the date notice is sent; otherwise the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, p. 21.) The Policy may, however, later be reinstated.

  Repayment of Policy Debt. Policy Debt may be repaid in whole or in part any time during the Insured's life while the Policy is in effect. So long as there is any outstanding Policy Debt, any payments received by Life of Virginia will be considered as repayment of the Policy Debt. The portion of a payment in excess of any outstanding Policy Debt will be treated as an Additional Premium Payment, if the other conditions for an Additional Premium Payment are met. Whenever a repayment is made, the Cash Value in the General Account securing the repaid portion of the Policy Debt will be transferred back to Separate Account III and allocated among the Investment Subdivisions in accordance with the written instructions of the Policyowner. If no written instruction is received with the repayment, Life of Virginia will allocate the repaid portion among the Investment Subdivisions of Separate Account III in the same manner as premium payments are allocated.


Death Benefit

  So long as the Policy remains in force, the Policy provides for the payment of a Death Benefit upon the death of the Insured. The death benefit proceeds will be paid to a named Beneficiary or Contingent Beneficiary. One or more Primary Beneficiaries or Contingent Beneficiaries may be named. The amount of the Death Benefit Proceeds will be determined on the date on which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under an optional payment plan. (See Optional Payment Plans, p. 28.) In determining the Proceeds payable, the Death Benefit provided by the Policy will be reduced by any outstanding Policy Debt and any due and unpaid monthly deductions. The Proceeds will ordinarily be paid within seven days after Life of Virginia receives due proof of death. Payment may, however, be postponed under certain circumstances. (See Postponement of Payment, p. 33.)

  The amount of the Death Benefit provided by a Policy will be the greater of:
(1) the specified amount; or (2) the Cash Value on the date of death, multiplied by the applicable corridor percentage. Accordingly, the Death Benefit will never be less than the specified amount, as long as the Policy remains in force. Under the terms of the Policy, however, the Policy's Death Benefit may be greater than the specified amount, depending upon the length of time the Policy is in force, any Additional Premium Payments made, and the Policy's investment results. If the death benefit is greater than the specified amount, it will vary with the Policy's Cash Value. Initially, the specified amount is determined when the Policy is issued by the amount of the initial premium and the age and sex of the Insured. (See Premiums, p. 7.) After a Policy has been in effect for one year, however, the specified amount may be increased. (See Changes in the Specified Amount, p. 28.)

  The calculation of the Death Benefit based upon the corridor percentage occurs only when the Cash Value reaches a certain proportion of the specified amount. Because there is no guaranteed Cash Value, there is no guarantee this will occur. The corridor percentage depends upon the Attained Age of the Insured. The corridor percentage for each age is set forth in the table below.

         Attained      Corridor   Attained    Corridor  Attained   Corridor
           Age        Percentage    Age      Percentage   Age     Percentage

       40 or younger     250%       54          157%      68        117%
              41         243        55          150       69        116
              42         236        56          146       70        115
              43         229        57          142       71        113
              44         222        58          138       72        111
              45         215        59          134       73        109
              46         209        60          130       74        107
              47         203        61          128       75
              48         197        62          126     through     105
              49         191        63          124       90
              50         185        64          122       91        104
              51         178        65          120       92        103
              52         171        66          119       93        102
              53         164        67          118       94        101

  Examples. For this purpose, assume that the Insured is under the age of 40, the specified amount is $100,000, and that there is no outstanding Policy Debt or any due and unpaid monthly deductions.

  The Policy will initially provide for a $100,000 Death Benefit. However, because the Death Benefit cannot be less than 250% (the applicable corridor percentage) of Cash Value, any time the Cash Value of this Policy exceeds $40,000, the Death Benefit will exceed the $100,000 specified amount. If the Cash Value equals or exceeds $40,000, each additional dollar added to the Cash Value will increase the Death Benefit by $2.50. Thus, for a Policy with a specified amount of $100,000 and a Cash Value of $80,000, the Beneficiary will be entitled to a Death Benefit of $200,000 (250% x $80,000); Cash Value of $120,000 will yield a Death Benefit of $300,000 (250% x $120,000); and a Cash Value of $200,000 will yield a Death Benefit of $500,000 (250% x $200,000). Similarly, so long as Cash Value exceeds $40,000, each dollar decrease in Cash Value will reduce the Death Benefit by $2.50. If at any time, however, the Cash Value multiplied by the corridor percentage is less than the specified amount, the Death Benefit will equal the specified amount of the Policy.

  The applicable corridor percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the illustration were, for example, 50 (rather than under age 40), the applicable corridor percentage would be 185%. Therefore, the Death Benefit payable would not exceed the $100,000 specified amount unless the Cash Value exceeded approximately $54,054 (rather than $40,000), and each $1 increase or decrease in the Cash Value would change the Death Benefit by $1.85 (rather than $2.50).

Changes in the Specified Amount

  After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing the specified amount. To apply for an increase, the Policyowner must first complete a supplemental application and submit evidence, satisfactory to Life of Virginia, that the Insured is insurable. In order for an increase to become effective, the Policyowner must make an Additional Premium Payment after an increase is approved. The required Additional Premium Payment depends on the amount of the increase requested and the Attained Age and sex of the Insured. The premium required for a particular increase in specified amount will increase as the Attained Age of the Insured increases. The minimum increase in the specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment.

  Representative minimum increases are set forth below:

            Specified Amount for a $1,000 Additional Premium Payment

                       Attained Age       Male            Female
                          10           $17,045           $21,997
                          20            11,660            14,652
                          30             7,836             9,604
                          40             5,080             6,229
                          50             3,383             4,155
                          60             2,356             2,837
                          70             1,746             1,988

  The required Additional Premium Payment will be the lesser of (a) or (b), where (a) is the increase in the guideline single premium due to the increase in specified amount and (b) is the maximum premiums limitation allowed immediately after the increase in specified amount, less the total premiums paid to date.

  The increase in specified amount will become effective on the date Life of Virginia receives the required payment, which will be shown in the supplemental policy data pages.

  A Partial Withdrawal will result in a reduction in the Specified Amount. The amount of the reduction will be that which the Partial Withdrawal amount would purchase if paid as a single premium on the date of the withdrawal.

  A change in the existing insurance coverage may have federal tax consequences. (See Federal Tax Matters, p. 35.)

Benefits at Maturity

  If the Policy is in effect on the Maturity Date, Life of Virginia will pay to the Policyowner the Policy's Cash Value less any outstanding Policy Debt. (See Loan Benefits, p. 26.) Benefits payable upon maturity may be paid in a lump sum or under an optional payment plan. The maturity date is the date shown in the Policy.

Optional Payment Plans

  "Proceeds" means the amount payable upon surrender or upon the death of the Insured. If the Policy is surrendered, the Proceeds will be the Surrender Value. The Proceeds payable on the death of the Insured will be the Death Benefit less any Policy Debt and any due and unpaid monthly deductions. The actual amount of Proceeds will depend on: the Death Benefit determined as above; the use of the Cash Value during the Insured's life; the Insured's suicide during the first two policy years; and any misstatement of the Insured's age or sex.

  Proceeds payable upon death of the Insured or upon surrender of the Policy, and the benefits payable upon maturity, may be paid in whole or in part under an optional payment plan. Any Death Benefit Proceeds that are paid in one lump sum will include interest from the date of death to the date of payment. Interest will be paid at a rate set by Life of Virginia, or by law if greater. The minimum interest rate which will be paid is 2.5%. Interest will not be paid beyond one year or any longer time set by law. There are currently five optional payment plans available. A plan may be designated in the application or by notifying Life of Virginia in writing at its Home Office. A choice or change of a plan must be sent in writing to the Home Office of Life of Virginia. Any amount left with Life of Virginia for payment under an optional payment plan will be transferred to Life of Virginia's General Account. During the life of the Insured, the Policyowner can select a plan. If a plan has not been chosen at the Insured's death, a Beneficiary can choose a plan. If a Beneficiary is changed, the plan selection will no longer be in effect unless the Policyowner requests that it continue.

  In selecting an optional payment plan: (1) the payee under a plan cannot be a corporation, association or fiduciary; (2) the Proceeds applied under a plan must be at least $10,000; and (3) the amount of each payment under a plan must be at least $50. Payments under Plans 1, 2, 3 or 5 will begin on the date of the Insured's death or on surrender. Payments under Plan 4 will begin at the end of the first interest period after the date proceeds are otherwise payable.

  Plan 1 -- Life Income. Equal monthly payments will be made for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. If the payee dies before the end of the guaranteed period, the amount of remaining payments for the minimum period will be discounted at a yearly rate of 3%. The discounted amounts will be paid in one sum to the payee's estate unless otherwise provided.

  Plan 2 -- Income for a Fixed Period. Equal periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. Guaranteed amounts payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest and the amount of any payment. If the payee dies, the amount of the remaining guaranteed payments will be discounted to the date of the payee's death at a yearly rate of 3%. "Discounted" means that Life of Virginia will deduct the amount of interest each remaining payment would have earned had it not been paid out early. The discounted amount will be paid in one sum to the payee's estate unless otherwise provided.

  Plan 3 -- Income of a Definite Amount. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of Proceeds. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. Proceeds will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate; if the interest rate is increased, the payment period will be extended. If the payee dies, the amount of the remaining Proceeds with earned interest will be paid in one sum to his or her estate unless otherwise provided. If the payee is age 80 or older, payments under Plan 3 may not qualify for favorable tax treatment if the expected payment period exceeds the life expectancy of the payee.

  Plan 4 -- Interest Income. Periodic payments of interest earned from the Proceeds left with Life of Virginia will be paid. Payments can be annual, semi-annual, quarterly, or monthly, and will begin at the end of the first period chosen. Proceeds will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. If the payee dies, the amount of remaining Proceeds and any earned but unpaid interest will be paid in one sum to his or her estate unless otherwise provided.

  Plan 5 -- Joint Life and Survivor Income. Equal monthly payments will be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. The guaranteed amount payable under this plan will earn interest at 3% compounded yearly. Life of Virginia may increase the interest rate and the amount of any payment. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the amount of the remaining payments for the 10-year period will be discounted at a yearly rate of 3%. The discounted amount will be paid in one sum to the survivor's estate unless otherwise provided.

                             CHARGES AND DEDUCTIONS

Monthly Deduction

  On each Monthly Anniversary Day, a deduction will be made from the Policy's Cash Value in Separate Account III in order to compensate Life of Virginia for the cost of insurance and certain other expenses incurred in connection with the Policies. The monthly deduction for a Policy Month will be allocated among the Investment Subdivisions of Separate Account III in the same proportion that the Policy's Cash Value in each Investment Subdivision bears to the total Cash Value in all Investment Subdivisions at the beginning of the Policy Month. The actual amount of each monthly deduction will vary because (1) some of these charges are based on percentages of Cash Value which varies from one Valuation Period to the next; (2) some of these charges are further based upon portions of Cash Value attributable to Additional Premium Payments; and (3) the cost of insurance can vary from month to month.

  Charges Attributable to Premium Payments. During the first ten years following a premium payment (See Dates Under the Policy, p. 19.), Life of Virginia will deduct premium tax and distribution expense charges attributable to that premium payment in order to recover premium taxes and distribution expenses associated with that premium payment. In general, the amount of each charge is calculated by multiplying the rate for the charge by the portion of Cash Value in Separate Account III attributable to that premium payment.

   Premium Tax Charge--Premium tax charges are not deducted at the time a premium payment is made, although Life of Virginia does pay state premium taxes attributable to a particular Policy when those taxes are incurred and expects to pay an average state premium tax rate of 2.3% of premium for all states. To reimburse Life of Virginia for the payment of such taxes, a premium tax charge is deducted monthly during the first ten years following each premium payment. This charge is computed on each Monthly Anniversary Day and will equal .0167% of that portion of the Policy's Cash Value in each Investment Subdivision of Separate Account III on that date attributable to each premium payment made during the previous ten years. This is equivalent to an annual rate of .20%.

   Distribution Expense Charge--Life of Virginia incurs certain sales and other distribution expenses when the Policies are issued. The majority of these expenses consist of commissions paid for sales of the Policies; however, other distribution expenses are incurred in connection with the printing of prospectuses, conducting seminars and other marketing, sales, and promotional activities. To recover a portion of these expenses, a distribution expense charge is deducted monthly during the first ten years following each premium payment. This charge is computed on each Monthly Anniversary Day and will equal .0250% of that portion of the Policy's Cash Value in each Investment Subdivision of Separate Account III on that date attributable to each premium payment made during the previous ten years. This is equivalent to an annual rate of .30%.

   In no event, however, will the sum of the cumulative distribution expense charges previously deducted, attributable to a particular premium payment, exceed 9% of that premium payment. Depending on the investment experience of the Investment Subdivisions chosen by the Policyowner, the maximum charge of 9% of a premium payment may be collected before the ten-year period attributable to that premium payment has run.

  For purposes of calculating these charges, Life of Virginia determines that portion of the Cash Value in Separate Account III which is attributable to each premium payment every time an Additional Premium Payment is received. Prior to receiving the first Additional Premium Payment, the entire Cash Value under the Policy is attributable to the initial premium payment. The portion of the Cash Value in Separate Account III attributable to the first Additional Premium Payment is calculated by dividing (a) by (b), where (a) is the amount of the Additional Premium Payment and (b) is the Policy's total Cash Value in Separate Account III immediately after receipt of the Additional Premium Payment. In calculating the charges described above, Life of Virginia will use this ratio to determine the portion of Cash Value in Separate Account III attributable to that payment until another Additional Payment is made. The portion of Cash Value in Separate Account III attributable to the initial premium payment is determined using a ratio calculated as one (1) minus the ratio used for the Additional Premium Payment.

  These ratios are used by Life of Virginia, in connection with the premium tax and distribution expense charges described above, to calculate that portion of Cash Value held in Separate Account III attributable to premium payments made during the previous ten years. Every time another Additional Premium Payment is made, Life of Virginia recalculates the ratio for each premium payment. It does so by multiplying the last calculated ratio for each prior premium payment by the difference between one and the ratio calculated for the most recent Additional Premium Payment.

  Cost of Insurance Charge. A cost of insurance charge will be deducted on each Monthly Anniversary Day. Currently, the charge is equal to .0458% of the Policy's Cash Value in each Investment Subdivision on the Monthly Anniversary Day. This is equivalent to an annual rate of .55% of a Policy's Cash Value in Separate Account III. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the current charge exceed the guaranteed cost of insurance charge set forth in the Policy.

  To determine the guaranteed cost of insurance charge, a Policy's net amount at risk for a policy month is divided by 1,000 and the result is multiplied by the applicable guaranteed maximum cost of insurance rate. To determine the net amount at risk, the Death Benefit is divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then the Policy's Cash Value is subtracted. Thus, the net amount at risk depends upon and will be affected by changes in the Policy's Cash Value.

  Changes in the Death Benefit may affect the amount of the guaranteed cost of insurance charge deductible under the Policies. Because the cost of insurance charge varies with the net amount at risk, an increase in specified amount or the calculation of the Death Benefit based on the corridor percentage (See, Death Benefit, p. 27.) may cause the guaranteed cost of insurance charge to increase.

  The guaranteed monthly cost of insurance rate is based on the Insured's sex and Attained Age. The guaranteed maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table. The guaranteed cost of insurance rates generally increase as the Insured's Attained Age increases.

Charges Against Separate Account III

  Mortality and Expense Risk Charge. A charge will be deducted from each Investment Subdivision of Separate Account III to compensate Life of Virginia for certain mortality and expense risks assumed in connection with the Policies. The charge will be deducted daily and equals .0024769% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is .90%.

  The mortality risk assumed is the risk that Insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefit Proceeds than expected will be payable. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated and, therefore, will exceed the expense charge limits set by the Policies. Life of Virginia has compared the mortality and expense risk charge assessed under the Policies with charges under comparable contracts and determined that its charge is reasonable in relation to the risks assumed and is within the range of industry practice for comparable variable life insurance contracts. Nevertheless, the mortality and expense risk charge may be a source of profit for Life of Virginia if it proves to be more than sufficient to meet risk-related expenses over the long run.

  Administrative Expense Charge. A charge will be deducted from each Investment Subdivision of Separate Account III to compensate Life of Virginia for certain administrative expenses incurred in connection with the Policies. The charge will be deducted daily and equals .0010981% for each day in a Valuation Period. The effective annual rate of this charge, which is compounded daily, is .40%. The administrative expense charge will compensate Life of Virginia for issuance, underwriting, processing, start-up and on-going administration expenses. These expenses include the cost of processing applications, conducting medical examinations, determining insurability, establishing Policy records, premium collection, recordkeeping, processing Death Benefit claims, surrenders, transfers, policy loans and changes, and reporting and overhead costs. Life of Virginia has set this charge at a level which is intended to recover no more than the actual costs associated with administering the contract.

  Life of Virginia may administer the Policy itself, or Life of Virginia may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in Life of Virginia's sole discretion, affords the best services at the lowest cost. Life of Virginia reserves the right to select a company to provide services which Life of Virginia deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

  Taxes. Currently, no charge is made to Separate Account III for federal income taxes that may be attributable to it. Life of Virginia may, however, make such a charge in the future. Charges for other taxes, if any, attributable to Separate Account III may also be made. At present, state and local taxes, other than premium or similar taxes, are not significant, and therefore Life of Virginia is not currently making a charge against Separate Account III for such amounts. (See Federal Tax Matters, p. 35.)

Surrender Charge

  A surrender charge (sometimes referred to as a contingent deferred sales charge) will be imposed upon surrenders that occur within nine years of any premium payments to cover certain expenses relating to the sale of the Policy, including premium taxes, commissions to registered representatives, and other promotional expenses. The total surrender charge will equal the sum of the surrender charges, if any, attributable to the premium payments made under the Policy prior to surrender.

  If the Policy is surrendered during the first four years following a premium payment, a surrender charge equal to 6% of that premium payment will be imposed. During the six years that follow, the charge decreases 1% per year, so that no surrender charge is ever attributable to a particular premium payment made more than nine years prior to the date of surrender. The surrender charge will be further limited, such that the surrender charge attributable to a particular premium payment, when taken together with the total amount of distribution expense charges previously deducted attributable to that premium payment, will never exceed 9% of that premium payment. Thus, in the event of surrender, if the surrender charge otherwise calculated would cause the sum of those charges to exceed 9% of a particular premium payment, the surrender charge will be limited so that it equals the difference between 9% of the premium payment and the total monthly Distribution Expense Charges attributable to premium payments that have been deducted. This surrender charge, along with any outstanding Policy Debt, will be deducted from the Cash Value to determine the amount payable upon surrender.

  Life of Virginia expects to incur the majority of its premium tax and distribution expenses in the first policy year. Although the surrender charge is higher in early policy years than in subsequent years, the surrender charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. Life of Virginia expects to recover any deficiency due to the insufficiency of amounts received from surrender charges and distribution expense charges over the life of the Policy from Life of Virginia's general assets, including amounts derived from the mortality and expense risk charge and from mortality gains. Life of Virginia has reviewed this arrangement and concluded that this distribution financing arrangement will benefit Separate Account III and the Policyowners.

Partial Withdrawal Charge

  A charge equal to the lesser of $25 or 2% of the amount withdrawn will be deducted from the amount of any Partial Withdrawal. The surrender charge does not apply to Partial Withdrawals.

Transfer Charge

  The Policyowner may transfer amounts among the Investment Subdivisions of Separate Account III. Currently, there is no limit on the number of transfers that may be made; however, Life of Virginia reserves the right to impose such a limit in the future. Where permitted by state law, Life of Virginia also reserves the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which they invest.

  The first transfer in each calendar month will be made without charge. Thereafter, each time amounts are transferred, a transfer charge of $10 will be deducted from the amount transferred to compensate Life of Virginia for the costs in making the transfer. Life of Virginia does not expect to make a profit on the transfer charge. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the reallocation of Cash Value following expiration of the Initial Investment Period.

Other Charges

  Because Separate Account III purchases shares of the Funds, the net assets of each Investment Subdivision in the Account will reflect the investment advisory fee and other expenses incurred by the portfolio of the Fund in which the Investment Subdivision invests. (See The Funds on p. 13 for a discussion of these charges.) For more information concerning these charges, read the individual Fund prospectus.

Reduction of Charges for Group Sales

  The distribution expense charge and/or the surrender charge may be reduced for sales of the Policies to a trustee, employer or similar entity representing a group or to members of the group where such sales result in savings of expenses incurred by Life of Virginia in connection with the sale of the Policies. The entitlement to such a reduction in such charges will be determined by Life of Virginia based on the following factors:

  (1) The size of the group. Generally, the sales expenses for each individual Policyowner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

  (2) The total amount of premium payments to be received from a group. Per Policy sales and other expenses are generally proportionately less on larger purchase payments than on smaller ones.

  (3) The purpose for which the Policies are purchased. Certain types of plans are more likely to be stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, sales and other expenses can be reduced.

  (4) The nature of the group for which the Policies are being purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, Life of Virginia's sales and other expenses are reduced.

  (5) There may be other circumstances of which Life of Virginia is not presently aware which could result in reduced sales expenses.

  If, after consideration of the foregoing factors, Life of Virginia determines that a group purchase would result in reduced sales expenses, such a group may be entitled to a reduction in distribution expense charges and/or surrender charges. Reductions in these charges will not be unfairly discriminatory against any person including the affected owners and all other owners of Policies funded by Separate Account III.


                               GENERAL PROVISIONS


Postponement of Payment

  General. Amounts payable as a result of surrender, partial withdrawals, policy loan, and the payment of Death Benefit Proceeds or benefits at maturity may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Commission; or (2) the Commission by order permits postponement for the protection of Policyowners; or (3) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of Separate Account III.

  Payment by Check. Payments under a Policy which are derived from any amount paid to Life of Virginia by check or draft may be postponed until such time as Life of Virginia is satisfied that the check or draft has cleared the bank upon which it is drawn.

Limits on Contesting the Policy

  Life of Virginia relies on statements in the policy application. In the absence of fraud, the statements are considered representations, not warranties. Life of Virginia can contest the Policy, or an increase in the specified amount, if any material misrepresentation of fact was made in the application or in a supplemental application, and a copy of that application was attached to the Policy when issued or was made a part of the Policy when a change went into effect. With respect to the original specified amount, a Policy will not be contested after it has been in effect during the Insured's life for two years from the Policy Date. With respect to increases in the specified amount, Life of Virginia will not contest an increase in the specified amount after that increase has been in effect during the Insured's life for two years from the effective date of the increase.

The Contract

  "Policy" means the Policy described in this Prospectus, the policy application, any supplemental applications and any endorsements. A Policy is a legal contract and constitutes the entire contract between the Policyowner and Life of Virginia. An agent cannot change this contract. Any change to a Policy must be in writing and approved by the President or a Vice President of Life of Virginia.

Misstatement of Age or Sex

  If the Insured's age or sex was misstated in an application, the Death Benefit Proceeds will be adjusted. The adjusted Death Benefit Proceeds will be the greater of (a) and (b), where: (a) is the specified amount including any increases in the specified amount which should have been issued at the Insured's true age or sex for the premiums that were required to be paid for the original amount of, and any increases in, the specified amount; and (b) is the Cash Value on the date of death, multiplied by the corridor percentage for the Insured's true Attained Age on the date of death.

Suicide

  If the Insured commits suicide, while sane or insane, within two years of the Policy Date, Death Benefit Proceeds payable under the Policy will be limited to the initial premium paid, plus any Additional Premium Payments, other than those required for an increase in specified amount, less outstanding Policy Debt. If the Insured commits suicide, while sane or insane, within two years after an increase in the specified amount was effective, Life of Virginia will limit the Proceeds payable with respect to the increase. The Proceeds thus limited will equal the Additional Premium Payment required for the increase.

Annual Statement

  Within 30 days after each policy anniversary, an annual statement will be sent to each Policyowner. The statement will show the amount of the Death Benefit payable under the Policy, the Cash Value for each Investment Subdivision, the Surrender Value, and Policy Debt as of the policy anniversary. The statement will also show premiums paid and charges made during the policy year.

Nonparticipating

  The Policy does not participate in the divisible surplus of Life of Virginia. No dividends are payable.

Written Notice

  Any written notice should be sent to Life of Virginia at its Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The notice should include the Policy number and the Insured's full name. Any notice sent by Life of Virginia to a Policyowner will be sent to the address shown in the application unless an appropriate address change form has been filed with the Company.

The Owner

  The Policyowner is the person so designated in the application or as subsequently changed. The Policyowner has rights in a Policy during the Insured's lifetime. If the Policyowner dies before the Insured and there is no Contingent Owner, ownership passes to the Policyowner's estate. Unless an optional payment plan is chosen, the Proceeds payable on surrender of the Policy will be paid to the Policyowner in a lump sum.

The Beneficiary

  The original Beneficiaries and Contingent Beneficiaries are designated by the Policyowner in the application. If changed, the Primary Beneficiary or Contingent Beneficiary is as shown in the latest change filed with Life of Virginia. One or more Primary or Contingent Beneficiaries may be named in the application. In such a case, the Proceeds will be paid in equal shares to the survivors in the appropriate Beneficiary class, unless requested otherwise by the Policyowner.

  Unless an optional payment plan is chosen, the Death Benefit Proceeds payable at the Insured's death will be paid in a lump sum to the primary Beneficiary.
If the primary Beneficiary dies before the Insured, the Proceeds will be paid to the Contingent Beneficiary. If no Beneficiary survives the Insured, the Proceeds will be paid to the Policyowner or the Policyowner's estate.

Changing the Owner or Beneficiary

  During the Insured's life, the Policyowner may be changed. If the right is reserved, the Beneficiary may also be changed during the Insured's life. To make a change, written request must be sent to Life of Virginia at its Home Office. The request and the change must be in a form satisfactory to Life of Virginia and must actually be received by the Company. The change will take effect as of the date the request is signed by the Policyowner. The change will be subject to any payment made before the change is recorded by Life of Virginia.

Using the Policies as Collateral

  The Policy can be assigned as collateral security. Life of Virginia must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at Life of Virginia's Home Office will not be affected. Life of Virginia is not responsible for the validity of an assignment. A Policyowner's rights and the rights of a Beneficiary may be affected by an assignment.

Optional Insurance Benefits

  There are currently no optional insurance benefits offered under the Policy.

Reinsurance

  Life of Virginia intends to reinsure a portion of the risks assumed under the Policies.

                         DISTRIBUTION OF THE POLICY

  The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for Life of Virginia, are also registered representatives of Forth Financial Securities Corporation, the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with the principal underwriter. Forth Financial Securities Corporation, a Virginia corporation located at 6610 W. Broad St., Richmond, Virginia 23230, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Forth Financial Securities Corporation also serves as principal underwriter for other variable life insurance and variable annuity policies issued by Life of Virginia. However, no amounts have been retained by Forth Financial Securities Corporation for acting as principal underwriter of the Life of Virginia policies.

  Writing agents of Life of Virginia will receive commissions based on a commission schedule and rules. Commissions depend on the premiums paid. The agent will receive a commission of 2.9% of the initial premium paid and any Additional Premium Payments.

  Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Field management of Life of Virginia receives compensation which may be in part based on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by the field management and writing agents of Life of Virginia.


                              FEDERAL TAX MATTERS


     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

Tax Status of the Policy

  The Internal Revenue Code of 1986 as amended, (the "Code"), in Section 7702, establishes a statutory definition of life insurance for tax purposes. Life of Virginia believes that the Policy meets the statutory definition of life insurance, which places limitations on the amount of premiums that may be paid. If the specified amount of a Policy is increased or decreased, the applicable premium limitation may change.

  The Technical and Miscellaneous Revenue Act of 1988 ("TAMRA") places limits on certain of the policy charges used in determining the maximum amount of premiums that may be paid under section 7702 for Policies entered into on or after October 21, 1988. There is some uncertainty as to the interpretation of these new limits. Nonetheless, Life of Virginia believes that the maximum amount of premiums it has determined for the Policies will comply with the requirements of section 7702 as amended by TAMRA. If it is determined that only a lower amount of premiums may be paid for a Policy under TAMRA, Life of Virginia will refund any premiums paid which exceed that lower amount within 60 days after each anniversary of the Policy, and will reflect interest or earnings (which will be includable in income subject to tax) as required by law on the amount refunded.

  The Code (section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of Separate Account III to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. Separate Account III, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury. Although Life of Virginia does not control the Funds (other than the Life of Virginia Series Fund), it has entered into agreements regarding participation in the Funds, which requires the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, Life of Virginia believes that Separate Account III will be treated as adequately diversified for federal tax purposes.

  In certain circumstances, variable contract owners may be considered the owners, for federal tax purposes, of the assets of the separate account used to support such contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owners' gross income annually as earned. Several years ago, the Internal Revenue Service (the "Service") stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury announced, in connection with the issuance of temporary regulations concerning diversification requirements, that those temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulation or published rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets."

  The ownership rights under the Policy are similar to, but different in certain respects from, those present in situations addressed by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this Policy has the choice of more Funds to which to allocate premiums and Cash Values and may be able to reallocate more frequently than in such rulings. These differences could result in a Policyowner being considered, under the standard of those rulings, the owner of the assets of Separate Account III. To ascertain the tax treatment of its Policyowners, Life of Virginia has requested, with regard to this policy, a ruling from the Service that it, and not its Policyowners, is the owner of the assets of Separate Account III for federal income tax purposes. The Service has informed Life of Virginia that it will not rule on the request until issuance of
the promised guidance referred to in the preceding paragraph.   Life of Virginia
has reserved the right to modify its practices to attempt to prevent the Policyowner from being considered the owner of the assets of Separate Account III.

  Frequently, if the Service or the Treasury sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only.
Thus, if the Service or the Treasury were to issue regulations or a ruling which treated a Policyowner as the owner of the assets of Separate Account III, that treatment might apply only on a prospective basis. However, if the ruling or regulations were not considered to set forth a new position, a Policyowner might be retroactively determined to be the owner of the assets of Separate Account III.

  The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

Tax Treatment of Policy Proceeds

  The Policies should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the Death Benefits payable under the Policy are excludable from the gross income of the Beneficiary under Section 101 of the Code, and the Policyowner is not deemed to be in constructive receipt of the cash values under a Policy until actual surrender. If Proceeds payable upon death of the Insured are paid under optional payment plan 4 (interest income), the interest payments will be includable in the Beneficiary's income. If Proceeds payable on death are applied under option payment plan 3 and the Beneficiary is at an advanced age at such time, such as age 80 or older, it is possible that payments would be treated in a manner similar to that under Plan
4. If Proceeds payable upon death of the Insured are paid under one of the other optional payment plans, the payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the Beneficiary's income and amounts attributable to interest which will be includable in the Beneficiary's income.

  Generally, interest paid on any loans under this Policy will not be tax deductible under the current tax law. Interest on a loan may be deductible under limited circumstances, however, and a Policyowner should consult a tax advisor for advice on these circumstances.

  The right to exchange the Policy for a permanent fixed benefit policy (See Addition, Deletion, or Substitution of Investments, p. 12, and Exchange Privilege, p. 10.), the right to change owners (See Changing the Owner or Beneficiary, p. 34.), as well as provision for surrenders, and other changes reducing future death benefits may have tax consequences depending on the circumstances of such exchange, surrender, or change. Upon complete surrender or when maturity benefits are paid, if the amount received plus the Policy Debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be treated as ordinary income.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each Policyowner or Beneficiary.

Tax Treatment of Policy Loans and Other Distributions Under Certain Policies

  TAMRA includes the following provisions, which affect the taxation of distributions (other than proceeds paid at the death of the insured) from life insurance contracts:

  l. If premiums are paid more rapidly than the rate defined by a "7-Pay Test," the contract will be classified as a "modified endowment contract."

  2. Any contract received in exchange for a policy classified as a modified endowment contract will be treated as a modified endowment contract regardless of whether it meets the 7-Pay Test.

  3. Loans (including unpaid interest thereon) from a modified endowment contract will be considered distributions.

  4. Distributions (including Partial Withdrawals, loans and loan interest, assignments and pledges) from a modified endowment contract will be taxed first as distributions of income from the contract (to the extent that the cash value of the contract, before reduction by any surrender charge or loan, exceeds the total premiums paid less any previous untaxed withdrawals), and then as non-taxable recovery of premium.

  5. An extra tax of 10% will be imposed on distributions (including surrenders, partial withdrawals, loans and loan interest, assignments and pledges) from a modified endowment contract includable in income, unless such distributions are made (1) after the policyowner attains age 59 1/2, (2) because the policyowner has become disabled, or (3) as substantially equal annuity payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary).

  Policies entered into prior to June 21, 1988, will not be classified as modified endowment contracts unless the policyowner makes Additional Premium Payments. Additional Premium Payments made in order to increase the Specified Amount on or after June 21, 1988, may cause the Policy to be classified as a modified endowment contract, and loans and other distributions would be treated as described immediately above. Depending on the circumstances, other Additional Premium Payments may also cause the Policy to be classified as a modified endowment contract. If a Policy is not classified as a modified endowment contract, a loan received under a Policy generally will be treated as indebtedness of the Policyowner, so that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force. However, with respect to the portion of any loan that is attributable to cash value in excess of the total premium payments under the Policy, it is possible that the Service could treat the Policyowner as being in receipt of certain amounts of income.

  Policies entered into on or after June 21, 1988, are modified endowment contracts because the initial premium exceeds the premium allowed by the 7-Pay Test for the first year. Because these Policies are modified endowment contracts, loans and other distributions will be treated as described in items 3, 4 and 5 above. (Exception: If a Policy is received in exchange for a policy that was not a modified endowment contract, the Policy may not be a modified endowment contract. If partial withdrawals are made from the Policy, however, this might cause the Policy to become a modified endowment contract. Unless Life of Virginia can so determine, Life of Virginia will assume that the Policy is a modified endowment contract, and will withhold and report on that basis for income tax purposes.)

  Additionally, all life insurance contracts which are treated as modified endowment contracts and which are issued by Life of Virginia or any of its affiliates with the same person designated as the Policyowner within the same calendar year, will be aggregated and treated as one contract for purposes of determining any tax on distributions.

  The provisions of TAMRA are complex and are open to considerable variation in interpretation. Policyowners should consult their tax advisors before making any decisions regarding increases in or additions to coverage or distributions from their Policies.

Taxation of The Company

  Because of its current status under the Code, Life of Virginia does not expect to incur any federal income tax liability that would be chargeable to Separate Account III. Based upon this expectation, no charge is being made currently to Separate Account III for federal income taxes. If, however, Life of Virginia determines that such taxes may be incurred, it may assess a charge for those taxes from Separate Account III.

  Life of Virginia may also incur state and local taxes (in addition to premium taxes for which deductions are currently made) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes attributable to Separate Account III may be made.

Income Tax Withholding

  Generally, unless the Policyowner provides Life of Virginia a written election to the contrary before a distribution is made, Life of Virginia is required to withhold income taxes from a portion of the money received by the Policyowner upon partial or full surrender of the Policy or if the Policy matures (and, if the Policy is a modified endowment contract, upon a Policy loan). If the Policyowner requests that no taxes be withheld, or if Life of Virginia does not withhold a sufficient amount of taxes, the Policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The Policyowner may also be required to pay penalties under the estimated tax rules, if the Policyowner's withholding and estimated tax payments are insufficient. The Policyowner may, therefore, want to consult a tax advisor.

Other Considerations

  The foregoing discussion is general and is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based on Life of Virginia's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations. It should be further understood that the foregoing discussion is not exhaustive and that special rules not described in this Prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

         LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

  In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy described in this Prospectus contains guaranteed cost of insurance rates and guaranteed purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

               SAFEKEEPING OF THE ASSETS OF SEPARATE ACCOUNT III

  Life of Virginia holds the assets of Separate Account III. The assets are kept segregated and held separate and apart from the General Account. Life of Virginia maintains records of all Separate Account III purchases and redemptions of the shares of each portfolio of the Funds. A blanket fidelity bond issued by Aetna Casualty and Surety Company of Illinois, in the amount of $15 million covers all of the officers and employees of Life of Virginia.

                                 VOTING RIGHTS

  To the extent required by law, Life of Virginia will vote the Funds' shares held in Separate Account III at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in Separate Account III. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Life of Virginia determines that it is permitted to vote Fund shares in its own right, it may elect to do so.

  The number of votes which each Policyowner has the right to instruct will be determined by dividing a Policy's Cash Value in an Investment Subdivision of Separate Account III by the net asset value per share of the corresponding portfolio in which the Subdivision invests. Fractional shares will be counted. The number of votes which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by a particular Fund for determining shareholders eligible to vote at the meeting of that Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by that Fund.

  Life of Virginia will vote Fund shares held in Separate Account III as to which no timely instructions are received and Fund shares held in Separate Account III that it owns as a consequence of accrued charges under the Policies, in proportion to the voting instructions which are received with respect to all Policies funded through Separate Account III. Each person having a voting interest will receive proxy materials, reports, and other materials relating to the appropriate Portfolio.

  Disregard of Voting Instructions. Life of Virginia may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of a Fund or one or more of its portfolios or to approve or disapprove an investment advisory contract for a portfolio of a Fund. In addition, Life of Virginia itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policy or the investment advisor of a Portfolio of a Fund if Life of Virginia reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or Life of Virginia determined that the change would have an adverse effect on its General Account in that the proposed investment policy for the portfolio may result in overly speculative or unsound investments. In the event Life of Virginia does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to Policyowners.

                      STATE REGULATION OF LIFE OF VIRGINIA

  Life of Virginia, a stock life insurance company organized under the laws of Virginia, is subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. An annual statement is filed with the Virginia Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of Life of Virginia as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines the liabilities and reserves of Life of Virginia and Separate Account III and certifies their adequacy, and a full examination of Life of Virginia's operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia at least once every five years.

  In addition, Life of Virginia is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


              EXECUTIVE OFFICERS AND DIRECTORS OF LIFE OF VIRGINIA

Name and Position(s)
With Life of Virginia*         Principal Occupations Last Five Years


Daniel T. Cox***            Chairman and Chief Executive Officer, Life of
                            Virginia, since 12/89; President and Chief Operating
                            Officer, Life of Virginia, 10/90 to 5/91, and 8/88 to 12/89; Director, Life of Virginia, since 1987;
                            President, Chief Executive Officer and Director,
                            Miller, Mason & Dickenson, Chicago, Illinois, 1987 to 1993; Chairman and Director, Brookfield, Inc.,
                            Chicago, Illinois since 1987; Chairman, Godwins,
                            Booke & Dickenson, Chicago, Illinois, since 1993;
                            Executive Vice President, Aon Corporation, since
                            1991.

Paul E. Rutledge III**      Director, President and Chief Operating Officer,
                            Life of Virginia, 5/91 to present; Executive Vice
                            President and Chief Operating Officer, United
                            Investors Life Insurance Company, Birmingham,
                            Alabama, 9/87 to 4/91; Vice President, Torchmark
                            Corporation, Birmingham, Alabama, 4/83 to 9/87.

H. Gaylord Hodges, Jr.**    Director, Life of Virginia, since 1987; Senior Vice
                            President, Life of Virginia, since 1986.

John J. Palmer**            Director, Life of Virginia, since 1986; Senior Vice
                            President, Life of Virginia, since 1980; President,
                            Life of Virginia Series Fund, Inc., since 1986;
                            President, Forth Financial Securities Corporation, since 2/92; President, Aon Asset Management Fund,
                            Inc., since 1991.

Harvey N. Medvin***         Director, Life of Virginia, since 1986; Executive
                            Vice President, Chief Financial Officer and
                            Treasurer, Aon Corporation, Chicago, Illinois since
                            1982.

Arthur F. Quern***          Director, Life of Virginia, since 1986; Chairman &
                            Chief Executive Officer, Rollins Hudig Hall Co.,
                            Chicago, Illinois, since 1984.

Patrick G. Ryan***          Director, Life of Virginia since 1986; Chairman, Aon
                            Corporation, since 1991, Director, President & Chief
                            Executive Officer, Aon Corporation, Chicago,
                            Illinois, since 1982.

William D. Baldwin**        Director, Life of Virginia since 1987; Senior Vice
                            President, Life of Virginia, since 1985.

Raymond I. Skilling***      Director, Life of Virginia, since 1988; Director,
                            Executive Vice President and Chief Counsel, Aon
                            Corporation, since 1979.

Robert A. Bowen**           Director, Life of Virginia, since 2/93; Senior Vice
                            President, Life of Virginia, since 1986; Systems
                            Manager, Life of Virginia, since 1986.

Selwyn L. Flournoy, Jr.**   Director, Life of Virginia, since 5/89; Senior Vice
                            President, Life of Virginia, since 1980.

Ray M. Perisho****          Director, Life of Virginia, since 1/90; President,
                            Union Fidelity Life Insurance Company, since 1/90;
                            Employed by Connecticut Mutual Life Insurance
                            Company from 1981 through 1990 in the following positions: Director of Group Insurance, 1981 to
                            1982; Chief Operating Officer of a Stock Subsidiary,
                            1982 to 1985, Corporate Actuary, 1985 to 1987, Chief
                            Financial Officer - Individual Lines, 1987 to 1990.

Linda L. Lanam**            Director, Life of Virginia, since 2/93, Vice
                            President and Senior Counsel, Life of Virginia, since 1989; Corporate Secretary for Life of Virginia and for a number of Life of Virginia affiliates, since 1992; Vice President and Senior Counsel, Union
                            Fidelity Life Insurance Company, from 1986 to 1989.

Michael A. Conway***        Director, Life of Virginia, since 1990; Director and
                            President, Aon Advisors since 1990; Director, Senior
                            Vice President and Senior Investment Officer,
                            Combined Insurance Company of America, since 1990;
                            Senior Vice President and Senior Investment Officer,
                            Aon Corporation, since 1990; President and Chief
                            Executive Officer, Manhattan National Corporation from 1985 to 1990.

Robert D. Chinn             Senior Vice President - Agency, Life of Virginia,
                            since 1/92; Vice President, Life of Virginia, since
                            1985.

Thomas A. Barefield         Senior Vice President - Special Markets, Life of
                            Virginia, since 1993; Vice President - Special
                            Markets, Life of Virginia, 1/91 to 12/93; Vice
                            President - Registered Products, Life of Virginia,
                            12/86 to 1/91.

* The principal business address of each person listed, unless otherwise indicated, is The Life Insurance Company of Virginia, 6610 W. Broad Street, Richmond, VA 23230.

** Messrs. Baldwin, Bowen, Hodges, Palmer, Cox, Rutledge, Flournoy and Ms. Lanam are members of the Executive Committee of the Board of Directors of Life of Virginia.

*** The principal business address of these individuals is Aon Corporation, 123 North Wacker Drive, Chicago, Illinois 60606.

**** Principal business address of this individual is Union Fidelity Life Insurance Company, 4850 Street Road, Trevose, Pennsylvania 19049.

                                 LEGAL MATTERS

  Certain legal matters relating to federal securities laws applicable to the issue and sale of the variable life insurance Policy described in this Prospectus have been passed upon by Sutherland, Asbill & Brennan of Washington, D.C. All matters of Virginia law pertaining to the Policy, including the validity of the Policy and Life of Virginia's right to issue the Policies under Virginia insurance law, have been passed upon by William E. Daner, Jr., Counsel of Life of Virginia.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which Separate Account III is a party or to which the assets of the Account are subject. Neither Life of Virginia nor Forth Financial Securities Corporation is involved in any litigation that is of material importance in relation to its total assets or that refers to Separate Account III.

                                    EXPERTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries and the financial statements of Life of Virginia Separate Account III appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein and in the registration statement. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Bruce E. Booker, F.S.A., Vice President and Actuary of Life of Virginia, as stated in the opinion filed as an exhibit to the Registration Statement.

                             ADDITIONAL INFORMATION

  A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and the amendments and exhibits to the Registration Statement, to all of which reference is made for further information concerning Separate Account III, Life of Virginia and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                              FINANCIAL STATEMENTS

  The consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries included herein should be distinguished from the financial statements of Separate Account III and should be considered only as bearing on the ability of Life of Virginia to meet its obligations under the Policy. Such consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries should not be considered as bearing on the investment performance of the assets held in Separate Account III.

                       AUDITED FINANCIAL STATEMENTS

                LIFE OF VIRGINIA SEPARATE ACCOUNT III

                       YEAR ENDED DECEMBER 31, 1994
                   WITH REPORT OF INDEPENDENT AUDITORS

                     Life of Virginia Separate Account III

                          Audited Financial Statements

                          Year Ended December 31, 1994



                               TABLE OF CONTENTS

Report of Independent Auditors......................................1
Statements of Assets and Liabilities................................3
Statements of Operations............................................8
Statements of Changes in Net Assets.................................8
Notes to Financial Statements......................................22

                        Report of Independent Auditors

Policyholders
Life of Virginia Separate Account III
  and
Board of Directors
The Life Insurance Company of Virginia

    We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account III (comprising, the Life of Virginia Series Fund, Inc.--Common Stock Index, Government Securities, Money Market and Total Return portfolios; the Oppenheimer Variable Account Funds--Money, Bond, Capital Appreciation, Growth, High Income and Multiple Strategies portfolios; the Variable Insurance Products Fund--Money Market, High Income, Equity-Income, Growth and Overseas portfolios; the Variable Insurance Products Fund II--Asset Manager portfolio; the Advisers Management Trust--Balanced, Bond and Growth portfolios and the Janus Aspen--Aggressive Growth, Growth, and Worldwide Growth portfolios) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended for the Life of Virginia Series Fund, Inc. portfolios, the Oppenheimer Variable Account Funds portfolios, the Variable Insurance Products Fund portfolios, the Variable Insurance Products Fund II portfolio, the Advisers Management Trust Balanced portfolio and for years ended December 31, 1994 and 1993 and for the period from May 1, 1992 (date of inception) to December 31, 1992 for the Advisers Management Trust Bond and Growth portfolios and for the period from May 11, 1994 (date of inception) to December 31, 1994 for the Janus Aspen portfolios. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account III at December 31, 1994, and the results of their operations and changes in their net assets for the periods described in the first paragraph, in conformity with generally accepted accounting principles.

                                           (Signature of Ernst & Young LLP)
Richmond, Virginia
February 9, 1995

                      Life of Virginia Separate Account III

                       Statements of Assets and Liabilities

                                December 31, 1994



                                               LIFE OF VIRGINIA SERIES FUND, INC.
                                              COMMON    GOVERNMENT     MONEY       TOTAL
                                         STOCK INDEX    SECURITIES     MARKET      RETURN
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO   PORTFOLIO

ASSETS
Investment in Life of Virginia Series
  Fund, Inc., at fair value (NOTE 2):
    Common Stock Index Portfolio
      (15,054 shares; cost - $258,169)      $236,647
    Government Securities Portfolio
      (74,644 shares; cost - $767,069)                  $709,864
    Money Market Portfolio
      (447,007 shares; cost - $4,623,840)                           $4,546,057
    Total Return Portfolio
      (56,543 shares; cost - $747,252)                                            $757,680
                                             236,647     709,864     4,546,057     757,680

LIABILITIES
Accrued expenses payable to affiliate (NOTE    2,585       1,125        13,049         165
3)
Deposits pending policy approval                   -           -       653,696           -
Withdrawal in process                              -           -       151,923           -
TOTAL LIABILITIES                              2,585       1,125       818,668         165

NET ASSETS                                  $234,062    $708,739    $3,727,389    $757,515

Outstanding units                             14,529      46,022       279,834      46,934

Net asset value per unit                    $  16.11    $  15.40    $    13.32    $  16.14


SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account III

                               December 31, 1994

                                OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                              CAPITAL                    HIGH       MULTIPLE
                                       MONEY    BOND        APPRECIATION    GROWTH      INCOME     STRATEGIES
                                   PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO  PORTFOLIO     PORTFOLIO
ASSETS
Investment in Oppenheimer Variable
  Account Funds, at fair value
  (NOTE 2):
    Money Fund (261,167 shares;
      cost-$261,167)                  $261,167
    Bond Fund (233,259 shares;
      cost-$2,608,484)                            $2,514,530
    Capital Appreciation Fund (58,750
      shares; cost-$1,529,559)                                  $1,524,570
    Growth Fund 45,338 shares;
      cost-$770,190)                                                          $801,581
    High Income Fund (113,935
      shares; cost-$1,193,357)                                                            $1,115,428
    Multiple Strategies Fund (133,916
      (shares; cost-$1,743,685)                                                                         $1,728,851
Receivable from affiliate (NOTE 3)           -         7,346         5,903           -             -             -
Deposits in process                          -           340             -           -             -        56,146
                                       261,167     2,522,216     1,530,473     801,581     1,115,428     1,784,997

LIABILITIES
Accrued expenses payable to affiliate
  (NOTE 3)                                 611           180           109       2,203         2,995           613
Withdrawal in process                        -             -        43,580           -             -             -
TOTAL LIABILITIES                          611           180        43,689       2,203         2,995           613

NET ASSETS                            $260,556    $2,522,036    $1,486,784    $799,378    $1,112,433    $1,784,384

Outstanding units                       18,745       147,920        76,520      54,677        51,645       108,079

Net asset value per unit              $  13.90    $    17.05    $    19.43    $  14.62    $    21.54    $    16.51

SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account III

                               December 31, 1994



                                                  VARIABLE INSURANCE PRODUCTS FUND
                                      MONEY       HIGH       EQUITY-
                                     MARKET      INCOME      INCOME        GROWTH       OVERSEAS
                                   PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
ASSETS
Investment in Variable Insurance
  Products Fund, at fair value
  (NOTE 2):
    Money Market Portfolio
      (4,283,332 shares;
      cost-$4,283,332)             $4,283,332
    High Income Portfolio (234,306
      shares; cost-$2,522,003)                   $2,521,131
    Equity-Income Portfolio
(312,441                                                       $4,795,973
      shares; cost-$4,545,482)
    Growth Portfolio (174,235
      shares; cost-$3,622,480)                                               $3,779,147
    Overseas Portfolio (205,420
      shares; cost-$3,160,410)                                                             $3,218,926
Receivable from affiliate (NOTE 3)      3,095             -        21,792             -             -
Deposit in process                          -             -           340             -             -
                                    4,286,427     2,521,131     4,818,105     3,779,147     3,218,926

LIABILITIES
Accrued expenses payable to
affiliate                                 306         4,098           345         5,027        70,989
  (NOTE 3)
Withdrawal in process                       -             -             -        44,711             -
TOTAL LIABILITIES                         306         4,098           345        49,738        70,989

NET ASSETS                         $4,286,121    $2,517,033    $4,817,760    $3,729,409    $3,147,937

Outstanding units                     307,911       137,168       279,777       205,138       223,734

Net asset value per unit           $    13.92    $    18.35    $    17.22    $    18.18    $    14.07


SEE ACCOMPANYING NOTES.

                      Life of Virginia Separate Account III

                                December 31, 1994



                                                 Variable
                                                Insurance
                                                 Products
                                                 Fund II         Advisers Management Trust
                                                  Asset
                                                 Manager      Balanced       Bond       Growth
                                                Portfolio     Portfolio    Portfolio    Portfolio
Assets
Investment in Variable Insurance Products Fund
II,
  at fair value (Note 2):
    Asset Manager Portfolio (536,231 shares;
      cost-$7,577,148)                         $7,394,629

Investment in Advisers Management Trust, at
  fair value (Note 2):
    Balanced Portfolio (130,194 shares;
      cost-$1,854,054)                                       $1,889,110
    Bond Portfolio (56,334 shares; cost-                                   $789,805
$792,693)
    Growth Portfolio (15,010 shares;
      cost-$330,490)                                                                   $304,846
Deposit in process                                      -             -      24,010           -
                                                7,394,629     1,889,110     813,815     304,846

Liabilities
Accrued expenses payable to affiliate (Note 3)     14,264         1,993       1,760       2,790
Withdrawal in process                              90,358             -           -           -
Total liabilities                                 104,622         1,993       1,760       2,790

Net assets                                     $7,290,007    $1,887,117    $812,055    $302,056

Outstanding units                                 467,908       148,475      75,260      27,788

Net asset value per unit                       $    15.58    $    12.71    $  10.79    $  10.87


SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account III

                               December 31, 1994





                                                                 Janus Aspen
                                                    Aggressive                 Worldwide
                                                        Growth       Growth       Growth
                                                     Portfolio    Portfolio    Portfolio
Assets
Investment in Janus Aspen, at
  fair value (Note 2):
    Aggressive Growth Portfolio (30,597 shares;
      cost-$410,271)                                $  416,738
    Growth Portfolio (44,673 shares; cost-$471,311)               $ 472,195
    Worldwide Portfolio (34,395 shares;
      cost-$417,431)                                                           $ 415,150
Receivable from affiliate (Note 3)                      24,415        1,811            -
Deposit in process                                           -      173,251            -
                                                       441,153      647,257      415,150

Liabilities
Accrued expenses payable to affiliate (Note 3)              31           34        1,912
Total liabilities                                           31           34        1,912

Net assets                                          $  441,122    $ 647,223    $ 413,238

Outstanding units                                       38,797       66,450       42,734

Net asset value per unit                            $    11.37    $    9.74    $    9.67

SEE ACCOMPANYING NOTES.

                   Life of Virginia Separate Account III



                                                                       Common         Common
                                                                    Stock Index        Stock
                                                                     Portfolio        Portfolio
                                                                  Year Ended December 31,
                                                                 1994       1993        1992
Statements of Operations

Investment income (loss)
Income--Dividends                                            $   3,862     $15,976     $  1,748
Expenses--Mortality and expense risk charges (Note 3)            2,438       1,015        1,996
Net investment income (loss)                                     1,424      14,961         (248)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss)                                        24,353        (255)       4,140
Unrealized appreciation (depreciation) on investments          (18,877)     (6,074)         130
Net realized and unrealized gain (loss) on investments           5,476      (6,329)       4,270

Increase (decrease) in net assets from operations            $   6,900     $ 8,632     $  4,022

Statements of Changes in Net Assets

Increase (decrease) in net assets
From Operations:
  Net investment income (loss)                               $   1,424     $14,961     $   (248)
  Net realized gain (loss)                                      24,353        (255)       4,140
  Unrealized appreciation (depreciation) on investments        (18,877)     (6,074)         130
  Increase (decrease) in net assets from operations              6,900       8,632        4,022

From Capital Transactions:
  Net premiums                                                       -           -            -
  Loan interest                                                      1         (12)          (2)
  Transfers (to) from the general account of Life of
    Virginia:
    Surrenders                                                  (1,587)     (1,324)           -
    Loans                                                        2,349           -          120
    Cost of insurance and administrative expense (Note
      3)                                                        (2,040)       (821)      (1,580)
    Transfer gain (loss) and transfer fees (Note 3)             (2,559)        307         (378)
  Interfund transfers                                          139,818      24,743      (71,625)
  Increase (decrease) in net assets from capital
    transactions                                               135,982      22,893      (73,465)

Increase (decrease) in net assets                              142,882      31,525      (69,443)

Net assets at beginning of year                                 91,180      59,655      129,098

Net assets at end of year                                    $ 234,062     $91,180     $ 59,655


SEE ACCOMPANYING NOTES.

            Life of Virginia Series Fund, Inc.
          Government
          Securities         Bond                             Money Market                            Total Return
          Portfolio        Portfolio                            Portfolio                               Portfolio
         Year Ended December 31,                         Year Ended December 31,                Year Ended December 31,
     1994         1993        1992             1994               1993         1992          1994        1993          1992

$   30,120     $ 37,428     $ 23,079     $    121,314     $       56,347   $   28,017       $28,915     $42,460       $14,677
     7,015        5,259        3,838           56,058             29,837        8,793         8,331       5,968         5,527
    23,105       32,169       19,241           65,256             26,510      19,224         20,584      36,492         9,150


      (726)         407        2,619           71,551           (27,086)     (24,376)        12,297       9,288        16,239
   (53,290)      (5,864)        (719)         (35,496)          (22,117)      17,013        (23,103)      3,955          (794)
   (54,016)      (5,457)       1,900           36,055           (49,203)      (7,363)       (10,806)     13,243        15,445

$  (30,911)    $ 26,712     $ 21,141     $    101,311     $     (22,693)  $   11,861       $  9,778     $49,735       $24,595





$   23,105     $ 32,169     $ 19,241     $     65,256     $      26,510   $   19,224       $ 20,584     $36,492       $9,150
      (726)         407        2,619           71,551           (27,086)     (24,376)        12,297       9,288       16,239
   (53,290)      (5,864)        (719)         (35,496)          (22,117)      17,013        (23,103)      3,955         (794)
   (30,911)      26,712       21,141          101,311           (22,693)      11,861          9,778      49,735       24,595


         -            -            -       20,660,275        10,578,102    3,070,704         38,027           -            -
        (1)          (3)         (18)               4                 6          (13)          (517)       (224)         (49)

         -            -            -           (9,028)                -      (23,876)       (82,639)     (1,311)           -
         -            -            -                -                 -            -         20,066      24,139     (123,972)
    (5,709)      (4,240)      (3,072)         (47,797)          (24,901)      (7,609)        (6,767)     (4,738)      (4,358)
    (1,072)         282         (226)         (13,101)           (3,674)      (1,583)           (11)       (462)        (365)
   316,447       60,647      145,304      (19,072,381)       (9,287,350)  (2,772,116)       249,860     115,969        8,487
   309,665       56,686      141,988        1,517,972         1,262,183      265,507        218,019     133,373     (120,257)

   278,754       83,398      163,129        1,619,283         1,239,490      277,368        227,797     183,108      (95,662)

   429,985      346,587      183,458        2,108,106           868,616      591,248        529,718     346,610      442,272

$  708,739     $429,985     $346,587     $  3,727,389     $  2,108,106      $868,616       $757,515    $529,718     $346,610

                     Life of Virginia Separate Account III



                                                                             MONEY
                                                                           PORTFOLIO
                                                                     YEAR ENDED DECEMBER 31,
                                                                 1994         1993          1992
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (LOSS)
Income--Dividends                                            $   7,934     $   8,325     $  4,762
Expenses--Mortality and expense risk charges (NOTE 3)            2,444         2,669        2,375
Net investment income (loss)                                     5,490         5,656        2,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                             -             -            -
Unrealized appreciation (depreciation) on investments                -             -            -
Net realized and unrealized gain (loss) on investments               -             -            -

Increase (decrease) in net assets from operations            $   5,490     $   5,656     $  2,387

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $   5,490     $   5,656     $  2,387
  Net realized gain                                                  -             -            -
  Unrealized appreciation (depreciation) on investments              -             -            -
  Increase (decrease) in net assets from operations              5,490         5,656        2,387

From Capital Transactions:
  Loan interest                                                      -             -            -
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                   -             -      (30,872)
    Surrenders                                                       -             -            -
    Loans                                                            -             -            -
    Cost of insurance and administrative expense (NOTE
      3)                                                        (1,573)       (1,296)      (2,093)
    Transfer gain (loss) and transfer fees (NOTE 3)               (795)       (2,546)       2,013
  Interfund transfers                                          209,744      (133,839)     139,014
  Increase (decrease) in net assets from capital
    transactions                                               207,376      (137,681)     108,062

INCREASE (DECREASE) IN NET ASSETS                              212,866      (132,025)     110,449

NET ASSETS AT BEGINNING OF YEAR                                 47,690       179,715       69,266

NET ASSETS AT END OF YEAR                                    $ 260,556     $  47,690     $179,715

SEE ACCOMPANYING NOTES.

                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
               BOND                              CAPITAL APPRECIATION                            GROWTH
              PORTFOLIO                                PORTFOLIO                               PORTFOLIO
       YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
    1994       1993         1992          1994           1993         1992          1994           1993         1992

$  77,461   $ 38,165     $ 37,273     $   75,387     $   4,362     $   3,683     $   7,353     $   9,124     $  3,429
   11,684      7,280        6,385         12,482         5,050         5,631         9,424         5,508        3,278
   65,777     30,885       30,888         62,905          (688)       (1,948)       (2,071)        3,616          151



    1,885      4,114       22,870        (63,084)       87,712       159,351         1,904        27,000       19,198
  (109,321)   24,422      (25,913)       (44,360)       22,618       (36,304)       (3,327)       (4,304)      22,396
  (107,436)   28,536       (3,043)      (107,444)      110,330       123,047        (1,423)       22,696       41,594

$ (41,659)  $ 59,421     $ 27,845     $  (44,539)    $ 109,642     $ 121,099     $  (3,494)    $  26,312     $ 41,745





$   65,777  $ 30,885     $ 30,888     $   62,905     $    (688)    $  (1,948)    $  (2,071)    $   3,616     $    151
     1,885     4,114       22,870        (63,084)       87,712       159,351         1,904        27,000       19,198
  (109,321)   24,422      (25,913)       (44,360)       22,618       (36,304)       (3,327)       (4,304)      22,396
   (41,659)   59,421       27,845        (44,539)      109,642       121,099        (3,494)       26,312       41,745


      (25)       (36)       6,449           (783)            -        (1,909)          855            36           (6)

        -    (20,675)           -              -             -             -             -             -            -
   (13,105)        -            -              -        (1,423)      (31,731)      (16,371)      (15,445)     (30,304)
      (838)   (4,551)      18,826              -             -           281           771        (3,248)         762
   (10,719)   (5,774)      (4,797)       (10,705)       (4,965)       (4,415)       (7,676)       (4,453)      (2,635)
     7,513    (2,865)      (6,976)         5,785        20,632        21,447        (2,179)         (728)       1,375
 1,974,504   104,351       (6,096)       671,394       536,499      (608,364)      232,662       197,216      224,975
 1,957,330    70,450        7,406        665,691       550,743      (624,691)      208,062       173,378      194,167

 1,915,671   129,871       35,251        621,152       660,385      (503,592)      204,568       199,690      235,912

   606,365   476,494      441,243        865,632       205,247       708,839       594,810       395,120      159,208

$2,522,036  $606,365     $476,494     $1,486,784     $ 865,632     $ 205,247     $ 799,378     $ 594,810     $395,120

                   Life of Virginia Separate Account III


                                                                       OPPENHEIMER VARIABLE ACCOUNT
                                                                             HIGH INCOME
                                                                             PORTFOLIO
                                                                      YEAR ENDED DECEMBER 31,
                                                                  1994          1993           1992
STATEMENTS OF OPERATIONS (CONTINUED)
INVESTMENT INCOME
Income--Dividends                                            $    66,988     $  21,558     $  77,131
Expenses--Mortality and expense risk charges (NOTE 3)              9,119         2,200         5,024
Net investment income                                             57,869        19,358        72,107

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                          (7,921)          951        (7,288)
Unrealized appreciation on investments                           (88,498)       11,143            40
Net realized and unrealized gain (loss) on investments           (96,419)       12,094        (7,248)

Increase (decrease) in net assets from operations            $   (38,550)    $  31,452     $  64,859

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $    57,869     $  19,358     $  72,107
  Net realized gain (loss)                                        (7,921)          951        (7,288)
  Unrealized appreciation (depreciation) on investments          (88,498)       11,143            40
  Increase (decrease) in net assets from operations              (38,550)       31,452        64,859

From Capital Transactions:
  Loan interest                                                      116           374           228
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                               (13,450)            -             -
    Surrenders                                                    (7,877)            -       (39,479)
    Loans                                                           (976)          118           593
    Cost of insurance and administrative expense (NOTE
      3)                                                          (7,582)       (1,698)       (4,112)
    Transfer gain (loss) and transfer fees (NOTE 3)               (2,970)       (1,948)        1,339
  Interfund transfers                                            865,998       270,814      (222,888)
  Increase (decrease) in net assets from capital
    transactions                                                 833,259       267,660      (264,319)

INCREASE (DECREASE) IN NET ASSETS                                794,709       299,112      (199,460)

NET ASSETS AT BEGINNING OF YEAR                                  317,724        18,612       218,072

NET ASSETS AT END OF YEAR                                    $ 1,112,433     $ 317,724     $  18,612


SEE ACCOMPANYING NOTES.


                     MULTIPLE STRATEGIES
                          PORTFOLIO
                  YEAR ENDED DECEMBER 31,
     1994                  1993                 1992

$    78,665            $  42,136             $ 33,056
     18,173               13,387                9,275
     60,492               28,749               23,781



      7,076               35,660               24,361
   (115,438)              71,724                3,625
   (108,362)             107,384               27,986

$   (47,870)           $ 136,133             $ 51,767





$    60,492            $  28,749             $ 23,781
      7,076               35,660               24,361
   (115,438)              71,724                3,625
    (47,870)             136,133               51,767


      (876)                  (32)                  31

         -                     -              (10,931)
    (79,370)            (181,607)             (34,636)
     18,360               76,257              (52,203)
    (14,828)             (10,359)              (7,582)
      (499)               (1,610)              (2,190)
    912,293              147,100               32,706
    835,080               29,749              (74,805)

    787,210              165,882              (23,038)

    997,174              831,292              854,330

$ 1,784,384            $ 997,174             $831,292

                   Life of Virginia Separate Account III



                                                                             MONEY MARKET
                                                                               PORTFOLIO
                                                                         YEAR ENDED DECEMBER 31,
                                                                 1994             1993             1992
STATEMENTS OF OPERATIONS (CONTINUED)
INVESTMENT INCOME
Income--Dividends                                            $   117,080     $   48,010     $    55,304
Expenses--Mortality and expense risk charges (NOTE 3)             36,325         19,864          18,951
Net investment income                                             80,755         28,146          36,353

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                               -              -               -
Unrealized appreciation (depreciation) on investments                  -              -               -
Net realized and unrealized gain (loss) on investments                 -              -               -

Increase (decrease) in net assets from operations            $    80,755     $   28,146     $    36,353

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                      $    80,755     $   28,146     $    36,353
  Net realized gain (loss)                                             -              -               -
  Unrealized appreciation (depreciation) on investments                -              -               -
  Increase (decrease) in net assets from operations               80,755         28,146          36,353

From Capital Transactions:
  Net premiums                                                         -              -               -
  Loan interest                                                      459            468              62
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                                     -              -         (30,867)
    Surrenders                                                  (188,736)             -               -
    Loans                                                       (127,953)        (5,809)        (32,661)
    Cost of insurance and administrative expense (NOTE
      3)                                                         (29,075)       (15,888)        (15,180)
    Transfer gain (loss) and transfer fees (NOTE 3)                3,232            124              40
  Interfund transfers                                          3,439,732        (82,633)        397,120
  Increase (decrease) in net assets from capital
    transactions                                               3,097,659       (103,738)        318,514

INCREASE (DECREASE) IN NET ASSETS                              3,178,414        (75,592)        354,867

NET ASSETS AT BEGINNING OF YEAR                                1,107,707      1,183,299         828,432

NET ASSETS AT END OF YEAR                                    $ 4,286,121     $1,107,707     $ 1,183,299

SEE ACCOMPANYING NOTES.


                           VARIABLE INSURANCE PRODUCTS FUND
                HIGH INCOME                             EQUITY-INCOME                                 GROWTH
                 PORTFOLIO                               PORTFOLIO                                  PORTFOLIO
           YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
      1994        1993         1992           1994            1993        1992          1994           1993           1992

$    74,381    $  39,264    $  29,270    $   223,035    $    44,113    $  24,271      $ 169,544     $ 22,662      $   42,993
     24,358        8,267        9,731         49,043         20,798        9,367         44,949       22,359          15,709
     50,023       30,997       19,539        173,992         23,315       14,904        124,595          303          27,284



     (9,188)       3,638       94,780         39,859         55,528        1,988         50,460        47,037        163,759
    (98,535)      70,284       17,790          5,531        133,181       87,130       (175,677)      216,365        (38,238)
   (107,723)      73,922      112,570         45,390        188,709       89,118       (125,217)      263,402        125,521

$   (57,700)   $ 104,919    $ 132,109    $   219,382    $   212,024    $ 104,022       $   (622)    $ 263,705     $  152,805





$    50,023    $  30,997    $  19,539    $   173,992    $    23,315    $  14,904      $ 124,595     $     303     $   27,284
     (9,188)       3,638       94,780         39,859         55,528        1,988         50,460        47,037        163,759
    (98,535)      70,284       17,790          5,531        133,181       87,130       (175,677)      216,365        (38,238)
    (57,700)     104,919      132,109        219,382        212,024      104,022           (622)      263,705        152,805


          -            -            -              -            -              -         38,543             -              -
       (394)         358          456           (242)           (67)          (9)          (605)         (698)        (1,222)

          -            -            -         (9,401)             -      (10,936)             -             -              -
          -            -      (32,283)       (91,168)        (3,961)           -        (77,570)      (18,213)             -
    (38,133)     (14,899)         747        (46,996)        12,987            -        (44,927)       (4,225)       (49,099)
    (20,127)      (6,706)      (8,019)       (41,229)       (17,555)      (7,457)       (36,257)      (19,003)       (13,473)
     (4,154)       1,008        5,080         21,282         17,578        1,222         (5,419)       17,017         (2,370)
  1,830,069      236,515       85,878      2,288,157      1,391,206      138,637      1,173,835     1,354,413       (643,951)
  1,767,261      216,276       51,859      2,120,403      1,400,188      121,457      1,047,600     1,329,291       (710,115)

  1,709,561      321,195      183,968      2,339,785      1,612,212      225,479      1,046,978     1,592,996       (557,310)

    807,472      486,277      302,309      2,477,975        865,763      640,284      2,682,431     1,089,435      1,646,745

$ 2,517,033    $ 807,472    $ 486,277    $ 4,817,760    $ 2,477,975    $ 865,763    $ 3,729,409    $2,682,431     $1,089,435

                   Life of Virginia Separate Account III


                                                             VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                                                                OVERSEAS
                                                                                PORTFOLIO
                                                                        YEAR ENDED DECEMBER 31,
                                                                 1994             1993         1992
STATEMENTS OF OPERATIONS (CONTINUED)


INVESTMENT INCOME (LOSS)
Income--Dividends                                            $    25,352     $    62,852     $    15,097
Expenses--Mortality and expense risk charges (NOTE 3)             46,220          45,727          15,211
Net investment income (loss)                                     (20,868)         17,125            (114)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                         799,938          15,392          (1,117)
Unrealized appreciation (depreciation) on investments           (781,857)        979,332        (175,103)
Net realized and unrealized gain (loss) on investments            18,081         994,724        (176,220)

Increase (decrease) in net assets from operations            $    (2,787)    $ 1,011,849     $  (176,334)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $   (20,868)    $    17,125     $      (114)
  Net realized gain (loss)                                       799,938          15,392          (1,117)
  Unrealized appreciation (depreciation) on investments         (781,857)        979,332        (175,103)
  Increase (decrease) in net assets from operations               (2,787)      1,011,849        (176,334)

From Capital Transactions:
  Net premiums                                                         -           2,553               -
  Loan interest                                                      176            (481)         (4,224)
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                               (23,147)              -               -
    Surrenders                                                    (8,499)              -         (35,386)
    Loans                                                       (108,886)        135,805         (41,254)
    Cost of insurance and administrative expense (NOTE
      3)                                                         (36,676)        (37,243)        (12,463)
    Transfer gain (loss) and transfer fees (NOTE 3)              (69,891)          4,463          (1,595)
  Interfund transfers                                         (1,281,245)        925,760       1,779,862
  Increase (decrease) in net assets from capital
    transactions                                              (1,528,168)      1,030,857       1,684,940

INCREASE (DECREASE) IN NET ASSETS                             (1,530,955)      2,042,706       1,508,606

NET ASSETS AT BEGINNING OF YEAR                                4,678,892       2,636,186       1,127,580

NET ASSETS AT END OF YEAR                                    $ 3,147,937     $ 4,678,892     $ 2,636,186


SEE ACCOMPANYING NOTES.

                   Life of Virginia Separate Account III


                                                              VARIABLE INSURANCE PRODUCTS FUND II
                                                                         ASSET MANAGEMENT
                                                                             PORTFOLIO
                                                                     YEAR ENDED DECEMBER 31,
                                                                 1994           1993         1992
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (LOSS)
Income--Dividends                                            $   244,645     $   31,941     $  2,978
Expenses--Mortality and expense risk charges (NOTE 3)             85,004         32,174        2,919
Net investment income (loss)                                     159,641           (233)          59

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss) on investments                          (78,029)        20,784        2,960
Unrealized appreciation (depreciation) on investments           (664,103)       450,922       22,155
Net realized and unrealized gain (loss on investments           (742,132)       471,706       25,115

Increase (decrease) in net assets from operations            $  (582,491)    $  471,473     $ 25,174

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $   159,641     $     (233)    $     59
  Net realized gain (loss)                                       (78,029)        20,784        2,960
  Unrealized appreciation (depreciation) on investments         (664,103)       450,922       22,155
  Increase (decrease) in net assets from operations             (582,491)       471,473       25,174

From Capital Transactions:
  Net premiums                                                         -              -            -
  Loan interest                                                      248            (59)         250
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                               (36,529)             -            -
    Surrenders                                                    (9,335)             -            -
    Loans                                                         28,270         21,120      (37,081)
    Cost of insurance and administrative expense (NOTE
      3)                                                         (69,410)       (27,062)      (2,391)
    Transfer gain (loss) and transfer fees (NOTE 3)              (13,452)        15,954          380
  Interfund transfers                                          3,330,776      3,533,658      583,987
  Increase in net assets from capital transactions             3,230,568      3,543,611      545,145

INCREASE IN NET ASSETS                                         2,648,077      4,015,084      570,319

NET ASSETS AT BEGINNING OF YEAR                                4,641,930        626,846       56,527

NET ASSETS AT END OF YEAR                                    $ 7,290,007     $4,641,930     $626,846


SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account III



                                                                 ADVISERS MANAGEMENT TRUST
                                                                           BALANCED
                                                                         PORTFOLIO
                                                                  YEAR ENDED DECEMBER 31,
                                                             1994           1993          1992
STATEMENTS OF OPERATIONS (CONTINUED)
INVESTMENT INCOME
Income--Dividends                                       $    62,843     $   20,151     $   13,986
Expenses--Mortality and expense risk charges (NOTE 3)        22,785         19,172         12,574
Net investment income                                        40,058            979          1,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                     13,727         14,594         (1,777)
Unrealized appreciation (depreciation) on investments      (137,181)        63,608         74,290
Net realized and unrealized gain (loss) on investments     (123,454)        78,202         72,513

Increase (decrease) in net assets from operations       $   (83,396)    $   79,181     $   73,925

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                 $    40,058     $      979     $    1,412
  Net realized gain (loss)                                   13,727         14,594         (1,777)
  Unrealized appreciation (depreciation) on investments    (137,181)        63,608         74,290
  Increase (decrease) in net assets from operations         (83,396)        79,181         73,925

From Capital Transactions:
  Net premiums                                                   40              -              -
  Transfers (to) from the general account of
    Life of Virginia:
      Surrenders                                                  -        (14,516)             -
      Loans                                                  (1,218)             -              -
      Cost of insurance and administrative
        charges (NOTE 3)                                    (18,451)       (16,437)       (10,136)
      Transfer gain and transfer fees (NOTE 3)               (3,236)         7,865            302
  Interfund transfers                                       417,986        233,345        717,014
  Increase in net assets from capital transactions          395,121        210,257        707,180

INCREASE IN NET ASSETS                                      311,725        289,438        781,105

NET ASSETS AT BEGINNING OF YEAR                           1,575,392      1,285,954        504,849

NET ASSETS AT END OF YEAR                               $ 1,887,117     $1,575,392     $1,285,954

SEE ACCOMPANYING NOTES.

                  Life of Virginia Separate Account III


                                                                                ADVISERS MANAGEMENT
                                                                              BOND
                                                                           PORTFOLIO
                                                                                        PERIOD FROM
                                                                                       MAY 1, 1992 TO
                                                             YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                  1994        1993         1992
STATEMENTS OF OPERATIONS (CONTINUED)
INVESTMENT INCOME (LOSS)
Income--Dividends                                            $  14,592     $  2,591     $     -
Expenses--Mortality and expense risk charges (NOTE 3)            8,596        1,538          50
Net investment income (loss)                                     5,996        1,053         (50)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain (loss)                                        (5,627)       3,222           -
Unrealized appreciation (depreciation) on investments           (3,564)         422         254
Net realized and unrealized gain (loss) on investments          (9,191)       3,644         254

Increase (decrease) in net assets from operations            $  (3,195)    $  4,697     $   204

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

INCREASE (DECREASE) IN NET ASSETS
From Operations:
  Net investment income (loss)                               $   5,996     $  1,053     $   (50)
  Net realized gain (loss)                                      (5,627)       3,222           -
  Unrealized appreciation (depreciation) on investments         (3,564)         422         254
  Increase (decrease) in net assets from operations             (3,195)       4,697         204

From Capital Transactions:
  Transfers (to) from the general account of Life of
    Virginia:
    Death benefits                                              (8,977)           -           -
    Surrenders                                                 (82,405)           -           -
    Loans                                                      (26,252)           -           -
    Cost of insurance and administrative charges (NOTE
      3)                                                        (7,646)      (1,250)        (27)
    Transfer gain (loss) and transfer fees (NOTE 3)             (1,860)          (3)         51
  Interfund transfers                                          745,043      130,848      62,827
  Increase in net assets from capital transactions             617,903      129,595      62,851

INCREASE IN NET ASSETS                                         614,708      134,292      63,055

NET ASSETS AT BEGINNING OF PERIOD                              197,347       63,055           -

NET ASSETS AT END OF PERIOD                                  $ 812,055     $197,347     $63,055

SEE ACCOMPANYING NOTES.


                           Growth
                          Portfolio
                                     Period from May 1,
                                      1992 to December
    Year Ended December 31,                31,
    1994               1993                1992

$  32,391          $     678            $     -
    3,818              2,375                 50
   28,573             (1,697)               (50)



   (7,042)             1,209              1,083
  (44,045)            18,281                120
  (51,087)            19,490              1,203

$ (22,514)         $  17,793            $ 1,153






$  28,573          $  (1,697)           $   (50)
   (7,042)             1,209              1,083
  (44,045)            18,281                120
  (22,514)            17,793              1,153



       -                   -                  -
       -                   -                  -
  (20,645)                 -                  -
   (3,141)            (1,959)               (80)
   (1,848)               279               (435)
   83,486            240,738              9,229
   57,852            239,058              8,714

   35,338            256,851              9,867

  266,718              9,867                  -

$ 302,056          $ 266,718            $ 9,867

                    Life of Virginia Separate Account III



                                                                           Janus Aspen
                                                               Aggressive               WORLDWIDE
                                                                Growth      Growth       GROWTH
                                                               Portfolio   Portfolio    PORTFOLIO

                                                                   Period from May 11, 1994
                                                                     to December 31, 1994
Statements of Operations (continued)
Investment income (loss)
Income--Dividends                                            $  3,044     $  1,325     $       8
Expenses--Mortality and expense risk charges (Note 3)           1,506        2,240         2,227
Net investment income (loss)                                    1,538         (915)       (2,219)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss)                                       11,250          554        (4,342)
Unrealized appreciation (depreciation) on investments           6,467          884        (2,281)
Net realized and unrealized gain (loss) on investments         17,717        1,438        (6,623)

Increase (decrease) in net assets from operations            $ 19,255     $    523     $  (8,842)

Statements of Changes in Net Assets (continued)

Increase (decrease) in net assets
From Operations:
  Net investment income (loss)                               $  1,538     $   (915)    $  (2,219)
  Net realized gain (loss)                                     11,250          554        (4,342)
  Unrealized appreciation depreciation on investments           6,467          884        (2,281)
  Increase (decrease) in net assets from operations            19,255          523        (8,842)

From Capital Transactions:
  Transfers (to) from the general account of Life of
    Virginia:
    Cost of insurance and administrative expense (Note
      3)                                                       (1,760)      (1,892)       (1,830)
    Transfer gain (loss) and transfer fees (Note 3)            24,384        1,810        (1,887)
  Interfund transfers                                         399,243      646,782       425,797
  Increase in net assets from capital transactions            421,867      646,700       422,080

Increase in net assets                                        441,122      647,223       413,238

Net assets at beginning of period                                   -            -             -

Net assets at end of period                                  $441,122     $647,223     $ 413,238


 SEE ACCOMPANYING NOTES.

                     Life of Virginia Separate Account III

                         Notes to Financial Statements

                               December 31, 1994


1. DESCRIPTION OF ENTITY

    Life of Virginia Separate Account III (the Account) is a separate investment account established in 1987 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for single premium variable life insurance policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of Aon Corporation (Aon).


    During 1994, the Janus Aspen portfolios were made available to policyholders. Policyholders may invest in either the Aggressive Growth, Growth or Worldwide Growth portfolios.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


INVESTMENTS


    Effective May 1, 1993, the names of the Life of Virginia Series Fund, Inc. Common Stock and Bond portfolios were changed to the Common Stock Index and Government Securities portfolios, respectively, in conjunction with changing the portfolios' underlying investment strategies.


    Investments are stated at fair value of which is based on the percentage owned by the Account of the net asset value of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

                     Life of Virginia Separate Account III

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

    The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year ended December 31, 1994, were:


                                     Cost of Shares    Proceeds from
               Fund/Portfolio              Acquired      Shares Sold
Life of Virginia Series Fund, Inc.:
  Common Stock Index                 $      495,627    $     355,662
  Government Securities                     350,815           16,984
  Money Market                           29,826,013       28,365,385
  Total Return                              509,411          270,815
Oppenheimer Variable Account Funds:
  Money                                   2,225,806        2,012,168
  Bond                                    2,091,996           76,648
  Capital Appreciation                    2,659,016        1,892,660
  Growth                                    381,737          173,597
  High Income                             1,342,902          448,775
  Multiple Strategies                     1,130,301          290,396
Variable Insurance Products Fund:
  Money Market                            9,560,938        6,385,768
  High Income                             6,225,100        4,403,645
  Equity-Income                           2,794,580          521,819
  Growth                                  2,962,281        1,740,086
  Overseas                                4,664,393        6,144,058
Variable Insurance Products Fund II:
  Asset Manager                           4,965,580        1,471,712
Advisers Management Trust:
  Balanced                                  680,779          243,252
  Bond                                    1,251,374          649,836
  Growth                                    208,642          119,357
Janus Aspen:
  Aggressive Growth                       2,832,205        2,433,184
  Growth                                    501,250           30,493
  Worldwide Growth                          728,654          306,881

                     Life of Virginia Separate Account III

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES

    The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the Aon life -nonlife consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.


3. RELATED PARTY TRANSACTIONS


    The premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable life insurance policies. During the first ten years following a premium payment, a charge is deducted monthly at an effective annual rate of .50% from the policy cash value to cover distribution expenses and premium taxes. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. Subject to certain limitations, the charge generally equals 6% of the premium withdrawn in the first four years, and this charge decreases 1% per year for every year thereafter. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.


    A charge based on policy cash values, duration, the insured's sex, attained age and risk class, is deducted from policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily and equals the effective annual rate of .90% of the net assets of the Account. Life of Virginia also charges the Account for certain administrative charges which are deducted daily and equal the effective annual rate of .40% of the net assets of the Account.


    Gains or losses resulting from the processing time between the receipt of an initial premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the payment is also charged to Life of Virginia.

                     Life of Virginia Separate Account III

3. RELATED PARTY TRANSACTIONS (CONTINUED)

    Life of Virginia Series Fund, Inc. (the Fund) is an open-end diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.


    Forth Financial Securities Corporation (FFSC), an indirect wholly-owned subsidiary of Aon, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.


    Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index portfolio and .50% for the Government Securities, Money Market and Total Return portfolios. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market portfolio such that the effective annual rate is .10%. Prior to May 1, 1993, the effective annual rate for the Common Stock Index portfolio was .50%.


    Certain officers and directors of Life of Virginia are also officers and directors of FFSC, the Fund, the Investment Advisor or Aon.


4. SUBSEQUENT EVENTS


    In January 1995, three new investment subdivisions were added to the Account. Two of these subdivisions, the Utility and Corporate Bond invest solely in a designated portfolio of the Insurance Management Series (IMS), a series type mutual fund. The third new subdivision, the Contrafund, invests solely in a designated portfolio of the Variable Insurance Product Fund II (VIP II), a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

                 Audited Consolidated Financial Statements

                   The Life Insurance Company of Virginia
                              and Subsidiaries

                        Year Ended December 31, 1994


THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS

____________________________________________________________________________

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . 1

Consolidated Financial Statements

Consolidated Statements of Financial Position
  as of December 31, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . 2
Consolidated Statements of Income for the years
  ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 4
Consolidated Statements of Cash Flows for the years
  ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 5
Consolidated Statements of Stockholder's Equity for the years ended December 31, 1994, 1993, and 1992. . . . . . . . . . . . . . . . . 6
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 7

____________________________________________________________________________

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Life Insurance Company of Virginia

We have audited the accompanying consolidated statements of financial position of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of Aon Corporation) and subsidiaries as of December 31, 1994 and 1993, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Life Insurance Company of Virginia and subsidiaries at December 31, 1994 and 1993, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in Notes 1, 4 and 7, the Company changed its method of accounting for certain investments in 1994 and income taxes and postretirement benefits other than pensions in 1992.


Richmond, Virginia
February 9, 1995

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(millions)                                                  December 31
                                                         1994         1993
Assets

Investments

  Fixed maturities
    Held to maturity - at amortized cost
      (fair value:  1994 - $2,790.0;
        1993 - $4,008.5)                               $3,023.7     $3,865.1
    Available for sale - 1994 at fair value;
      1993 at amortized cost
        (1994 amortized cost:  $2,065.4;
        1993 fair value:  $1,527.8)                     1,910.5      1,494.6
  Equity securities - at fair value
    Common stocks (cost:  1994 - $10.9;
        1993 - $39.1)                                      13.4         45.5
    Preferred stocks (cost:  1994 - $117.2;
        1993 - $241.4)                                    111.8        270.9
  Mortgage loans on real estate (net of reserve
    for losses: 1994 - $27.3; 1993 - $38.6)               527.6        508.1
  Real estate (net of accumulated depreciation:
       1994 - $6.5; 1993 - $6.1)                           35.4         34.0
  Policy loans                                            165.3        156.9
  Other long-term investments                               9.3         11.1
  Short-term investments                                  106.9        105.2
     Total investments                                  5,903.9      6,491.4

Cash                                                       23.0         23.1

Receivables
  Premiums and other                                       68.3        168.8
  Accrued investment income                                75.6         84.0
  Receivable from affiliates                              347.2         35.2
     Total receivables                                    491.1        288.0

Deferred Policy Acquisition Costs                         388.1        413.2

Cost of Insurance Purchased
  (net of accumulated amortization:  1994 - $70.1;
     1993 - $65.0)                                         48.6         53.7

Property and Equipment at Cost
  (net of accumulated depreciation:  1994 - $23.5;
     1993 - $20.3)                                          7.5          7.0

Assets Held Under Special Contracts                     1,429.7        898.2

Other Assets                                               57.9         54.8

     Total Assets                                      $8,349.8     $8,229.4
                                                       ========     ========
___________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION -- Continued

(millions)
                                                            December 31
                                                         1994         1993
Liabilities and Stockholder's Equity

Policy Liabilities
  Future policy benefits                               $  589.9     $  594.6
  Policy and contract claims                               83.8        109.9
  Unearned and advance premiums                           229.7        318.5
  Other policyholder funds                              5,019.8      5,163.2
       Total policy liabilities                         5,923.2      6,186.2

General Liabilities
  Commissions and general expenses                         46.9         38.4
  Current income taxes                                     14.5         50.2
  Deferred income taxes                                    21.0         69.5
  Liabilities held under special contracts              1,429.7        898.2
  Other liabilities                                       147.1        130.8

       Total Liabilities                                7,582.4      7,373.3

Commitments and Contingent Liabilities

Stockholder's Equity
  Common stock - $1,000 par value:
    Authorized, issued and outstanding:  4,000 shares       4.0          4.0
  Paid-in additional capital                              704.1        704.1
  Net unrealized investment gains (losses)                (97.5)        23.6
  Net foreign exchange losses                              (3.0)        (2.3)
  Retained earnings                                       159.8        126.7

       Total Stockholder's Equity                         767.4        856.1

       Total Liabilities and Stockholder's Equity      $8,349.8     $8,229.4
                                                       ========     ========
_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

(millions)
                                                     Years ended December 31
                                                     1994     1993     1992
Revenue
  Premiums and policy fees                          $230.1   $256.5   $248.5
  Net investment income (Note 3)                     490.6    513.5    507.2
  Realized investment losses                         (25.8)    (1.6)   (16.3)
  Other income                                         8.5     14.5     12.1
       Total revenue earned                          703.4    782.9    751.5

Benefits and Expenses
  Benefits to policyholders                          477.1    491.0    497.1
  Commissions and general expenses                    75.7     92.4    100.7
  Amortization of deferred policy acquisition costs   57.1     65.7     61.5
  Amortization of cost of insurance purchased          5.1      5.4      5.4
       Total benefits and expenses                   615.0    654.5    664.7

Income Before Income Tax and Cumulative Effect
  of Changes in Accounting Principles                 88.4    128.4     86.8
    Provision for income tax (Note 4)
      Current                                         21.0     52.9     46.7
      Deferred - credit                               (5.7)    (6.7)   (13.7)

Income Before Cumulative Effect of Changes in
  Accounting Principles                               73.1     82.2     53.8
  Cumulative effect of changes in accounting
    principles                                         -        -       16.4

Net Income                                          $ 73.1   $ 82.2   $ 70.2
                                                    ======   ======   ======

_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(millions)                                          Years ended December 31
                                                    1994     1993     1992
Cash Flows from Operating Activities:
  Net income                                      $   73.1  $   82.2  $   70.2
  Adjustments to reconcile net income to
    cash provided by (used by) operating
    activities:
      Policy liabilities                             331.4     334.9     206.7
      Accrued investment income                        1.8      (2.3)      5.9
      Deferred policy acquisition costs              (91.8)   (105.4)    (94.7)
      Amortization of deferred policy
        acquisition costs                             57.1      65.7      61.5
      Amortization of cost of insurance purchased      5.1       5.4       5.4
      Other amortization and depreciation              2.3       2.1       1.3
      Premiums and operating receivables,
        commissions and general expenses, income
        taxes, other assets and other liabilities   (139.7)   (161.1)    (16.9)
      Realized investment losses                      25.8       1.6      16.3

      Cash Provided by Operating Activities          265.1     223.1     255.7

Cash Flows from Investing Activities:
  Sale (purchase) of short-term investments-net        (.3)    (17.3)     36.4
  Sale or maturity of investments
    Fixed maturities - Held to maturity
                         Maturities                   50.8      64.6      52.2
                         Calls and Prepayments       727.5   1,962.5   1,460.7
                         Sales                         -        28.0     188.5
    Fixed maturities - Available for sale
                         Maturities                   50.4       -         0.1
                         Calls and Prepayments       269.1     480.9      20.6
                         Sales                       444.7     209.0      64.0
    All other investments                            231.1     184.3     154.1
  Purchase of investments
    Fixed maturities - Held to maturity             (734.0) (2,142.7) (2,089.7)
    Fixed maturities - Available for sale         (1,018.5)   (967.1)   (163.8)
    All other investments                           (357.1)   (260.6)   (111.5)
  Property and equipment                              (1.8)     22.7      (1.9)

       Cash Used by Investing Activities            (338.1)   (435.7)   (390.3)

Cash Flows from Financing Activities:
  Cash dividends to stockholder                      (20.0)    (59.0)    (56.0)
  Interest sensitive life, annuity and
    investment contract deposits                   1,455.5   1,376.0     955.6
  Interest sensitive life, annuity and
    investment contract withdrawals               (1,362.6) (1,089.9)   (761.4)

      Cash Provided by Financing Activities           72.9     227.1     138.2

Increase (Decrease) in Cash                            (.1)     14.5       3.6
Cash at Beginning of Year                             23.1       8.6       5.0

Cash at End of Year                               $   23.0  $   23.1  $    8.6
                                                  ========  ========  ========
____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(millions)
                                                     Years ended December 31
                                                     1994     1993     1992

Common Stock
  Balance at January 1 and December 31              $  4.0   $  4.0   $  4.0
Paid-in Additional Capital
  Balance at January 1 and December 31               704.1    704.1    704.1

Net Unrealized Investment Gains (Losses)
  Balance at January 1                                23.6     17.0      9.9
    Effect of change in accounting principles
      at January 1                                    25.1      -        -
    Net unrealized investment gains (losses)        (146.2)     6.6      7.1
  Balance at December 31                             (97.5)    23.6     17.0

Net Foreign Exchange Gains (Losses)
  Balance at January 1                                (2.3)    (2.4)      .4
    Net foreign exchange gains (losses)                (.7)      .1     (2.8)
  Balance at December 31                              (3.0)    (2.3)    (2.4)

Retained Earnings
  Balance at January 1                               126.7    110.6     99.5
    Net income                                        73.1     82.2     70.2
    Dividends to stockholder                         (40.0)   (59.0)   (56.0)
    Stock dividend to affiliate (Note 2)               -       (7.1)    (3.1)
  Balance at December 31                             159.8    126.7    110.6

Stockholder's Equity at December 31                 $767.4   $856.1   $833.3
                                                    ======   ======   ======
____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Summary of Significant Accounting Principles and Practices

     Principles of Consolidation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia"). Life of Virginia is an indirect wholly owned subsidiary of Aon Corporation ("Aon"). All material intercompany accounts and transactions have been eliminated.


     Recognition of Premium Revenue and Related Expenses

     For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

     In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

     Reinsurance

     Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

     Special Charges

     In 1992, Life of Virginia recorded special charges for employee reductions, which included an early retirement program and a reserve for insurance industry insolvencies. The above charges aggregated

     $11.4 million before income taxes and are reported in commissions and general expenses.

     Income Tax

     Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

     Investments

     Fixed maturities, where the intent is to hold to maturity, are carried generally at amortized cost. As a result of adopting Statement of Financial Accounting Standards ("Statement") No. 115 "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994, fixed maturities that are available for sale are carried at fair value at December 31, 1994. At December 31, 1993, fixed maturities available for sale were carried, on an aggregate basis, at the lower of amortized cost or fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Equity securities are valued at fair value. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholder's equity, net of related deferred income taxes. Mortgage loans are carried at amortized cost, net of reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost. Realized investment gains or losses are computed using specific costs of securities sold.

     Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and reserves are included in realized investment gains and losses in the statements of income. In general, Life of Virginia ceases to accrue investment income where interest or dividend payments are in arrears.

     Accounting policies relating to derivative financial instruments are discussed in Note 12.

     Deferred Policy Acquisition Costs

     Costs of acquiring new business, principally the excess of new commissions over renewal commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs and the cost of insurance purchased is related to and based on the expected premium revenues on the policies. In general, such amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

     In general, deferred policy acquisition costs and cost of insurance purchased related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

     To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related deferred policy acquisition cost adjustments are recorded along with the unrealized gains or losses included in stockholder's equity with no effect on net income.

     Other Intangible Assets

     The excess of cost over net assets purchased relating to business acquisitions and the cost of insurance purchased are being amortized into income on a straight-line basis over a range of seven to forty years.

     Property and Equipment

     Property and equipment are generally depreciated using the straight-line method over their estimated useful lives.

     Assets and Liabilities Held Under Special Contracts

     Assets held under special contracts principally represent designated funds of group pension, variable life and annuity policyholders. These assets are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

     Future Policy Benefit Liabilities and Unearned Premiums and Policy and Contract Claims

     Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by Aon, and provide for possible adverse deviations.
     Interest assumptions are graded and range from 9% to 4.5%. Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

     Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest credit rates for these products range from 7.8% to 5.6%.

     Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

     Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

     Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

     In general, other long-term investments are comprised of real estate joint ventures and limited partnerships. It was not practicable to estimate the fair value of other long-term investments because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs. In addition, the determination of the fair value of investment commitments was deemed impracticable due to the inability to estimate future cash flows.

     Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Foreign Currency Translation

     Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholder's equity. No tax effect was taken into consideration for unrealized losses.

     Accounting Changes

     On January 1, 1994, Life of Virginia adopted Statement No. 115 which requires categorization of fixed maturities either as held to maturity, available for sale or trading and equity securities as available for sale or trading. Investments in fixed maturities and equity investments, that are categorized as available for sale, are carried at fair value, with unrealized gains and losses (net of applicable tax and adjustment to amortization of deferred policy acquisition costs) excluded from income and recorded directly as a separate component of stockholder's equity. Life of Virginia does not categorize any fixed maturities or equity securities as trading.

     The adoption of Statement No. 115 had no effect on Life of Virginia's accounting for equity securities. In accordance with Statement No. 115, prior period financial statements have not been restated to reflect the change in accounting principle.

     In addition, Life of Virginia adopted Statement No. 112, "Employers' Accounting for Postemployment Benefits" in 1994. Implementation of this Statement did not have a material effect on Life of Virginia's financial statements. Life of Virginia adopted Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (Note 7) and Statement No. 109, "Accounting for Income Taxes" (Note 4) in 1992.

     The Financial Accounting Standards Board has issued Statements No. 114 and 118 which relate to accounting by creditors for impairment of a loan. The Statements require that impaired loans are to be valued at the present value of expected future cash flows, at the loan's observable market price, or at the fair value of the collateral if the loan is collateral dependent. Life of Virginia anticipates adopting these Statements in its 1995 financial statements as required. Implementation of these Statements is not expected to have a material effect on Life of Virginia's financial statements.

2.   Business Combinations and Disposals

     In December 1993, Life of Virginia contributed 267,800 shares at cost of Aon common stock to Combined Insurance Company of America
     ("Combined"). The fair value and cost of the Aon shares were $12.6 million and $7.1 million, respectively.

     In September 1992, Life of Virginia contributed, in the form of a stock dividend, all outstanding shares of common stock of its wholly-owned subsidiary, Associated Home Life Insurance Company, to Combined. Total assets of Associated Home Life Insurance Company transferred by the stock dividend were $3.1 million.

3.   Investments

     The components of net investment income are as follows:

     (millions)
                                               Years ended December 31
                                               1994     1993     1992

     Fixed maturities                         $404.1   $426.8   $420.6
     Equity securities                          25.2     19.7     17.7
     Mortgage loans on real estate              49.9     50.0     54.8
     Short-term investments                      3.8      1.5      4.2
     Other investments                          18.0     23.9     20.6

     Gross investment income                   501.0    521.9    517.9
     Investment expenses                        10.4      8.4     10.7

     Net investment income                    $490.6   $513.5    507.2
                                               ======   ======   ======

     Realized gains (losses) on investments are as follows:

                                              Years ended December 31
                                               1994     1993     1992

     Fixed maturities:
       Held to maturity                       $  1.5   $ 16.3   $  3.9
       Available for sale                       (30.6)     -        -
     Equity securities                          (1.9)     2.2      5.7
     Mortgage loans on real estate               9.6    (15.8)   (18.5)
     Other investments                          (4.4)    (4.3)    (7.4)

     Total before tax                           (25.8)    (1.6)  (16.3)

     Less applicable tax                         9.0       .5      6.1

     Total                                    $(16.8)  $ (1.1)  $(10.2)
                                               ======   ======   ======

     Gross gains of $24.0 million, and gross losses of $56.5 million, were realized on available for sale fixed maturities and equity sales during 1994. Gross gains of $11.3 million and gross losses of $9.8 million were realized on calls and prepayments of held to maturity fixed maturities during 1994. Gross gains of $49.8 million and $27.9 million and gross losses of $33.5 million and $24.0 million were realized on fixed maturity sales during 1993 and 1992, respectively.

     The cumulative effect as of January 1, 1994 of adopting Statement No. 115 increased stockholder's equity by $25.1 million (net of adjustments to deferred policy acquisition costs of $14.0 million and deferred income taxes of $20.2 million) to reflect the net unrealized fixed maturities holding gains on securities previously carried at amortized cost; there was no effect on net income as a result of the adoption of Statement No. 115. As of December 31, 1994, those holding gains decreased by $120.6 million (net of adjustments to deferred policy acquisition costs of $44.2 million and deferred income taxes of $49.4 million) to a net unrealized loss of $95.5 million.

     In connection with the adoption of Statement No. 115, Life of Virginia reclassified certain fixed maturity investments with an amortized cost of $785.5 million and fair value of $811.6 million from held to maturity to available for sale. Subsequent to January 1, 1994 there were no additional reclassifications between available for sale and held to maturity.

     The changes in net unrealized gains (losses) on fixed maturities and equity security investments are as follows:

                                                 Years ended December 31
                                                   1994     1993    1992

     Fixed maturities:
        Held to maturity                         $(351.0)  $35.2   $(87.9)
        Available for sale                        (214.2)    (.2)    33.4
     Equity securities                            (38.8)   10.1     10.9

     Total                                      $(604.0)  $45.1   $(43.6)
                                                =======   =====   ======

     The amortized cost and fair values of investments in fixed maturities are as follows:


      (millions)
                                                December 31, 1994
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Held to maturity:

     U. S. government
       and agencies                $    3.2       $  .1      $   -      $    3.3
     States and
       political subdivisions           2.3          .1          -           2.4
     Foreign governments                 .1         -            -            .1
     Corporate securities           1,428.3        14.8        (96.5)    1,346.6
     Mortgage-backed
       securities                   1,589.8         1.0       (153.2)    1,437.6

     Total held to
       maturity                    $3,023.7       $16.0      $(249.7)   $2,790.0
                                   ========       =====      =======    ========

      (millions)
                                                   December 31, 1994
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Available for sale:
     U. S. government
       and agencies                $   26.2       $  .1      $   (.4)    $   25.9
     States and political
       subdivisions                      .4           -            -           .4
     Foreign governments               43.7          .8         (1.0)        43.5
     Corporate securities             869.9         6.3        (47.1)       829.1
     Mortgage-backed
       securities                   1,118.3          .8       (113.7)     1,005.4
     Other fixed
      maturities                        6.9          .1          (.8)         6.2
     Total fixed
       maturities                   2,065.4         8.1       (163.0)     1,910.5
     Total equity
       securities                     128.1         5.6         (8.5)       125.2
     Total available
       for sale                    $2,193.5       $13.7      $(171.5)    $2,035.7
                                   ========       =====      =======     ========

                                                    December 31, 1993
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Held to maturity:
     U. S. government
       and agencies                $   28.1       $  2.5      $  -        $   30.6
     States and political
       subdivisions                     3.3           .4         -             3.7
     Foreign governments               12.7          1.8         -            14.5
     Corporate securities           1,843.4        134.7        (5.6)      1,972.5
     Mortgage-backed
       securities                   1,977.6         24.6       (15.0)      1,987.2
     Total held to
        maturity                   $3,865.1       $164.0      $(20.6)     $4,008.5
                                   ========       ======      ======      ========

      (millions)
                                                    December 31, 1993
                                                  Gross        Gross
                                   Amortized    Unrealized   Unrealized     Fair
                                     Cost         Gains       Losses       Value
     Available for sale:
     U. S. government
       and agencies                $   44.2       $  .4      $  (.1)    $   44.5
     Foreign governments                8.8          .5         -            9.3
     Corporate securities             834.6        35.9        (3.6)       866.9
     Mortgage-backed
       securities                     596.7         5.7        (6.0)       596.4
     Other fixed
       maturities                      10.3          .6         (.2)        10.7
     Total fixed
       maturities                   1,494.6        43.1        (9.9)     1,527.8
     Total equity
        securities                    280.5        37.0        (1.1)       316.4
     Total available
        for sale                   $1,775.1       $80.1      $(11.0)    $1,844.2
                                   ========       =====      ======     ========

     Net unrealized investment losses at December 31, 1994 of $97.5 million are net of deferred income tax credit of $40.1 million and a $20.2 after-tax deferred policy acquisition cost adjustment. Net unrealized investment gains at December 31, 1993 of $23.6 million are net of a deferred income tax charge of $12.3 million.

     The amortized cost and fair value of fixed maturities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      (millions)

     Held to maturity:                               December 31, 1994
                                                    Amortized     Fair
                                                       Cost       Value

     Due in one year or less                       $   14.1    $   14.3
     Due after one year through five years            135.2       134.8
     Due after five years through ten years           753.4       692.5
     Due after ten years                              531.2       510.8
     Mortgage-backed securities                     1,589.8     1,437.6

           Total held to maturity                   $3,023.7    $2,790.0
                                                    ========    ========


     Available for sale:                            December 31, 1994
                                                   Amortized     Fair
                                                      Cost       Value

     Due in one year or less                       $   52.1    $   52.5
     Due after one year through five years            344.2       340.2
     Due after five years through ten years           475.1       441.7
     Due after ten years                               75.7        70.7
     Mortgage-backed securities                     1,118.3     1,005.4

          Total available for sale                  $2,065.4    $1,910.5
                                                    ========    ========

     Securities on deposit for regulatory authorities as required by law amounted to $31.1 million and $31.5 million at December 31, 1994 and 1993, respectively.

     At December 31, 1994 and 1993, respectively, Life of Virginia had $5.9 million and $10.0 million of non-income producing investments.

     Commercial mortgage loans represent over 96% of total mortgage loans at December 31, 1994 and 1993. Mortgage loans on real estate and real estate in the South Atlantic region totaled $288.0 million and $26.8 million, respectively, at December 31, 1994 and $269.1 and $27.9 million, respectively, at December 31, 1993.

4.   Income Tax

     Beginning in 1992, Life of Virginia was included in the consolidated life-nonlife federal income tax return of Aon Corporation and its principal domestic subsidiaries. In accordance with intercompany policy, Life of Virginia provides taxes on income based on a separate company basis.

     The Omnibus Budget Reconciliation Act of 1993 changed Life of Virginia's prevailing federal income tax rate from 34% to 35% effective January 1, 1993. The application of the 35% tax rate to the December 31, 1992 deferred income tax liability balance resulted in a $2.3 million increase in federal income tax expense for 1993. A reconciliation of the income tax provisions based on the statutory corporate tax rate to the provisions reflected in the consolidated financial statements is as follows:
                                                 1994       1993      1992

     Statutory tax rate                         35.0%      35.0%     34.0%
     Tax-exempt investment income deductions    (0.9)      (0.6)     (1.0)
     Increase in deferred taxes due to
       enacted rate increase from 34% to 35%     -          1.8       -
     Reversal of overaccrual of prior taxes    (13.3)       -         -
     Other - net                                (3.5)      (0.2)      5.0

     Effective tax rate                          17.3%      36.0%     38.0%
                                                 =====      =====     =====


     Significant components of Life of Virginia's deferred tax liabilities and assets as of December 31 are as follows (in millions):

                                                1994       1993
     Deferred tax liabilities:
       Policy acquisition costs               $116.2     $119.3
        Employee benefits                         9.4        9.9
        Other                                    38.4       44.4
          Total deferred tax liabilities        164.0      173.6
      Deferred tax assets:
        Insurance reserve amounts                66.2       86.7
        Unrealized investment losses             40.1        -
        Other                                    36.7       17.4
          Total deferred tax assets             143.0      104.1
      Net deferred tax liabilities             $ 21.0     $ 69.5
                                               ======     ======

     As of December 31, 1994 the deferred tax asset relating to unrealized investment losses is net of a $15 million valuation allowance that was provided directly in stockholders' equity in 1994. No valuation allowance was provided at December 31, 1993.

     Prior to 1984, life insurance companies were required to accumulate certain untaxed amounts in a memorandum "policyholders' surplus account." Under the Tax Reform Act of 1984, the "policyholders' surplus account" balances were "capped" at December 31, 1983 and the balances will be taxed only to the extent distributed to stockholders or when they exceed certain prescribed limits. As of December 31, 1994, the "policyholders' surplus account" of Life of Virginia's life insurance subsidiary approximates $13.5 million. Life of Virginia's life insurance subsidiary does not intend to make any taxable distributions or exceed the prescribed limits in the foreseeable future; therefore, no income tax provision has been made for those purposes. However, if such taxes were assessed, the amount of tax payable would be $4.7 million.

     The amount of income taxes paid for 1994, 1993 and 1992 was $56.7 million, $65.6 million and $38.1 million, respectively.

     Effective January 1, 1992, Life of Virginia changed its method of accounting for income taxes from the deferred method to the liability method required by Statement No. 109, "Accounting for Income Taxes." The cumulative effect of adopting Statement 109 for periods prior to January 1, 1992 was to increase 1992 net income by $20.2 million.

5.   Reinsurance amd Claim Reserves

     Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of short-duration contracts that are entered into with numerous automobile dealerships, financial institutions, and related party reinsurance as described in Note 9. Life of Virginia would remain liable to the extent that the reinsuring companies are unable to meet their obligations. Ceded premiums earned were $193.7 million, $204.3 million and $180.2 million for 1994, 1993, and 1992, respectively, while ceded premiums written were $196.3 million and $214.2 million for 1994 and 1993, respectively. Assumed premiums earned were $8.3 million, $13.7 million and $16.4 million for 1994, 1993 and 1992, respectively, while assumed premiums written were $8.7 million and $12.5 million for 1994 and 1993, respectively. Benefits to policyholders are net of reinsurance recoveries of $102.1 million and $113.5 million during 1994 and 1993, respectively.

     Activity in the liability for policy and contract claims is summarized as follows:

     (millions)                               Years ended December 31
                                               1994    1993     1992

     Liabilities at beginning of year        $  92.9  $ 78.9  $  76.8
     Incurred losses                           147.9   160.2    163.7
     Deduct payment of claims:
       Current year claims                    (107.2)  (97.2)  (109.4)
       Prior years claims                      (52.5)  (49.0)   (52.2)
     Liability released through reinsurance    (51.7)    -        -
     Liabilities at end of year
       (net of insurance recoverables:
         1994 - 54.4, 1993 - 17.0)           $  29.4  $ 92.9  $  78.9
                                             =======  ======  =======

6.   Stockholder's Equity

     Generally, the capital and surplus of Life of Virginia available for transfer to Aon are limited to the amounts that the statutory capital and surplus exceed minimum statutory capital requirements; however, payments of the amounts as dividends may be subject to approval by regulatory authorities. Non-cash dividends paid in 1993 and 1992 were recorded at Life of Virginia's basis in the underlying assets.

     Net income, as determined using statutory accounting practices, amounted to $58.2 million, $89.3 million and $75.4 million for the years ended December 31, 1994, 1993 and 1992, respectively. Statutory stockholder's equity amounted to $400.6 million and $377.9 million at December 31, 1994 and 1993, respectively.

7.   Employee Benefits

     Savings Plan

     Life of Virginia participates in Aon's contributory savings plan for the benefit of salaried and commissioned employees. Provisions made for the savings plan were $1.2 million, $1.1 million and $1.0 million for 1994, 1993 and 1992, respectively.

     Employee Stock Ownership Plan

     Aon maintains a leveraged ESOP for the benefit of salaried and certain commissioned employees. Shares are allocated to eligible employees over a period of ten years through 1998. Contributions to the ESOP for 1994, 1993 and 1992 charged to Life of Virginia's operations amounted to $.6 million, $.7 million, and $.8 million, respectively.

     Pension Plan

     Life of Virginia participates in Aon's non-contributory defined benefit pension plan providing retirement benefits for salaried employees and certain commissioned employees based on years of service and salary. Aon's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as Aon determines to be appropriate from time to time. The components of net periodic pension cost and benefit obligations of the Aon defined benefit plan are not separately available for Life of Virginia. In connection with Life of Virginia's participation in the Aon defined benefit plan, net pension credits of $3.1 million were recorded in 1994 and 1993, and $2.2 million in 1992.

     Postretirement Benefits Other Than Pensions

     Aon sponsors two defined benefit postretirement health and welfare plans in which Life of Virginia participates that cover both salaried and nonsalaried employees. One plan provides medical benefits, prior to and subsequent to Medicare eligibility, and the other provides life insurance benefits. The postretirement health care plan is contributory, with retiree contributions adjusted annually; the life insurance plan is noncontributory. Both plans are funded on a pay-as-you-go basis.

     In 1993, the accounting for the health care plan reflects changes in the future cost-sharing provisions of the plan. These changes limit the employer's liability for future plan cost increases in any year to 5% per annum. In prior years, Aon anticipated that the retiree's share of future cost would increase at the same rate as the employer's share.

     In 1992, Aon and Life of Virginia adopted Statement No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The effect of adopting the new rules increased Life of Virginia's 1992 net periodic postretirement benefit cost by $2.2 million to $2.4 million. The net periodic postretirement benefit cost for 1994 and 1993 were $1.3 million and $2.0 million, respectively. Life of Virginia's share of the cumulative effect of adopting Statement No. 106 is $3.8 million, which is net of income taxes of $2.0 million, and is recorded in the 1992 statement of income. The cumulative effect recorded represents Life of Virginia's share of Aon's postretirement benefit cost, less the January 1, 1992 amount of the postretirement health care and life benefit liability previously recorded. The total recorded amount represents the cumulative postretirement benefit obligation for periods prior to January 1, 1992.


8.   Lease Commitments

     Life of Virginia has noncancelable operating leases for certain office space, equipment and automobiles. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1994 are as follows:
                   (millions)                 Minimum Lease Payments

                     1995                             $ 3.6
                     1996                               2.7
                     1997                               2.1
                     1998                               1.8
                     1999                               1.4
                     Later years                        4.7

                     Total minimum payments required  $16.3
                                                      =====

     Rental expenses for all operating leases for the years ended December 31, 1994, 1993, and 1992 amounted to $5.1 million, $4.5 million, and $3.3 million, respectively.



9.   Related Party Transactions

     Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $37.8 million, $33.5 million and $26.7 million for 1994, 1993, and 1992, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $101.2 million, $88.8 million and $54.8 million for 1994, 1993, and 1992, respectively.

     Life of Virginia deposits excess cash in an intercompany cash management fund maintained by Aon. The amount deposited at December 31, 1994 and 1993 was $61.0 million and $64.5 million, respectively. Interest earned on the fund for 1994, 1993, and 1992 was $1.4 million, $.8 million, and $1.5 million, respectively.

     At December 31, 1994 and 1993, Life of Virginia held investments in securities of certain affiliates amounting to $47.4 million and $49.7 million, respectively. Amounts included in net investment income related to these holdings totalled $3.5 million, $4.0 million and $4.2 million for 1994, 1993, and 1992, respectively.

     In December 1994, Life of Virginia exchanged common stocks with a fair value of $61.4 million and cost of $67.1 million for Combined's available for sale fixed maturities and related accrued income with fair values of $60.9 million and $.5 million, respectively. Life of Virginia recorded the fixed maturity securities at Combined's fair value of $60.9 million resulting in a $5.7 million realized loss that is reflected in the statement of income.

     In December 1994, Life of Virginia ceded to Combined $406.6 million of its Guaranteed Investment Contract liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $278.1 million and a cost of $287.2 million and preferred stock with a fair value of $110.5 million and a cost of $119.7 million. There was no effect on net income.

     In July 1994, Life of Virginia ceded to Union Fidelity Life Insurance Company ("UFLIC") $280.7 million of its credit life and health reserves and associated acquisition costs of $107.0 million. In conjunction with the liability cession, Life of Virginia transferred to UFLIC the following invested assets in November 1994:

     (millions)
                               Amortized
                                  Cost                    Accrued
                                or Cost       Market      Interest

     Fixed maturities:
       Held to maturity         $ 22.3       $ 19.6        $ .5
       Available for sale        212.3        203.7         4.0

     Preferred stock              66.9         66.0         -
     Common stock                  3.8          7.7         -

      Totals                     $305.3       $297.0        $4.5
                                 ======       ======        ====

     Included in receivable from affiliate is $107.0 million from UFLIC related to the acquisition costs.

     This transaction resulted in a $29.1 million loss which is reflected as a $20.8 million reduction in premiums ceded and an $8.3 million realized loss on investments.

     Premiums, benefits to policyholders, and commissions and general expenses ceded to UFLIC during the second six months of 1994 amounted to $35.0 million, $14.4 million, and $14.2 million, respectively. These amounts have been classified as a receivable from affiliate.

     In 1993, Life of Virginia formed and then purchased all 100 outstanding shares of Newco for $100. Life of Virginia then transferred to Newco, in the form of a capital contribution, certain properties, including all company-occupied properties, which had a book value of $24.5 million. The Newco common stock was then sold to Combined for $21.5 million. A realized loss of $3.0 million has been included in the consolidated statement of income.

10.  Litigation

     Life of Virginia is subject to numerous claims and lawsuits that arise in the ordinary course of business. In some of these cases the remedies that may be sought or damages claimed are substantial, including cases that seek punitive or extraordinary damages. Accruals for these lawsuits have been provided to the extent that losses are deemed probable and are estimable. Although the ultimate outcome of these suits cannot be ascertained and liabilities in indeterminate amounts may be imposed on Life of Virginia, on the basis of present information, availability of insurance coverages, and advice received from counsel, it is the opinion of management that the disposition or ultimate determination of such claims and lawsuits will not have a material adverse effect on the consolidated financial position of Life of Virginia.

11.  Segment Information

     Life of Virginia operates primarily in the life insurance industry offering life and annuity, and accident and health products.
     Significant data concerning these segments are as follows:

     (millions)                                 Years ended December 31
                                                 1994      1993      1992

     Revenues
       Life and Annuity                       $  655.6  $  666.8  $  649.5
       Accident and Health                        14.9      53.9      52.5
       Corporate and Other                        32.9      62.2      49.5
                                               $  703.4  $  782.9  $  751.5
                                               ========  ========  ========

     Income (loss) Before Income Tax
       Life and Annuity                       $   76.7  $   73.1  $   60.0
       Accident and Health                       (11.5)      6.0       3.4
       Corporate and Other                        23.2      49.3      23.4
                                               $   88.4  $  128.4  $   86.8
                                               ========  ========  ========

     Identifiable Assets
       Life and Annuity                       $7,182.7  $6,943.1  $5,862.6
       Accident and Health                       241.1     251.3     228.6
       Corporate and Other                       926.0   1,035.0   1,035.3
                                               $8,349.8  $8,229.4  $7,126.5
                                               ========  ========  ========

     The above results include allocations of investment income and certain expense elements considered reasonable under the circumstances. Other acceptable methods of allocation might produce different results.

12.  Financial Instruments

     Derivative Financial Instruments

     Life of Virginia uses derivative financial instruments ("derivatives") for purposes other than trading. Interest rate swap agreements are used primarily to manage asset and liability durations relating to capital accumulation life and annuity business. As of December 31, 1994, Life of Virginia was paying fixed rates and receiving variable rates on interest rate swap contracts, with a notional amount of $750.0 million, with the effect of lengthening liability durations.
     As of December 31, 1993, Life of Virginia was paying variable rates and receiving fixed rates on interest rate swap contracts with a notional amount of $200.0 million. The net effect of interest rate swap payments is settled periodically and reported in investment income. There is no settlement of underlying notional amounts.

     The interest rates on Life of Virginia's principal outstanding swaps at December 31 are presented below:

                       Pay      Receive       Receive        Pay
                      Fixed     Variable       Fixed       Variable

     1994         7.7 - 8.3%     7.8%          -             -
     1993             -           -        6.1 - 6.3%    3.4 - 3.5%

     Life of Virginia performs frequent analysis to measure the degree of correlation associated with its derivative programs. Life of Virginia assesses the adequacy of the correlation analysis results in determining whether the derivatives qualify for hedge accounting. Realized gains and losses on derivatives that qualify as hedges are deferred and reported as an adjustment of the cost basis of the hedged item. Deferred gains and losses are amortized into income over the life of the hedged item. Outstanding derivatives that are hedges of items carried at fair value are reflected in the financial statements with the derivatives' fair value reported as unrealized gains and losses directly in stockholder's equity.

     As of December 31, 1994, the principal swaps have maturities ranging from October 1998 to October 2000 and variable rates based on the five-year treasury rate. As of December 31, 1993, Life of Virginia paid variable rates based on the three and six month LIBOR index.

     Life of Virginia is exposed to credit risk of derivative contracts in the event of nonperformance by the counterparties to the financial instruments. The credit risk is generally limited to the fair value of those contracts that are favorable to Life of Virginia. Life of Virginia has limited its credit risk by restricting its investments in derivative contracts to a diverse group of highly rated major financial institutions. See Note 1 regarding the methods and assumptions used to estimate fair market value for financial instruments.

     Other Financial Instruments

     Life of Virginia has certain investment commitments to provide capital and fixed-rate loans as well as certain forward contract purchase commitments. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 1994 and 1993, totaled $32.1 million and $447.2 million, respectively.

     Fair Value of Financial Instruments

     Accounting standards require the disclosure of fair values for certain financial instruments. The fair value disclosures are not intended to encompass the majority of policy liabilities, various other non-financial instruments, or other intangible items related to Life of Virginia's business. Accordingly, care should be exercised in deriving conclusions about Life of Virginia's business or financial condition based on the fair value disclosures.

     The carrying value and fair value of certain of Life of Virginia's financial instruments are as follows:

      (millions)                                 As of December 31
                                              1994               1993

                                       Carrying   Fair    Carrying   Fair
                                         Value    Value     Value    Value
     Assets:
       Fixed maturities and equity
          securities (Note 3)          $5,059.4 $4,825.7  $5,676.1 $5,852.7
        Mortgage loans on real estate     527.6    530.8     508.1    576.2
        Policy loans                      165.3    162.0     156.9    154.5
        Cash, short-term investments,
          and receivables                 621.0    621.0     416.3    416.3
        Derivatives                         -        -         -        5.8

      Liabilities:
        Investment type insurance
          contracts                     3,380.3  3,295.5   3,721.1  3,736.4
        Commissions and general
          expenses                         46.9     46.9      38.4     38.4
        Derivatives                         -        3.7       -        -

13.  Subsequent Events

     In January 1995, Life of Virginia ceded to Combined $600 million of its Single Premium Deferred Annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $436.1 million and cost of $501.4 million and held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million. In addition, $5.5 million of accrued income related to the assets above was transferred to Combined.

     In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("Globe") common stock to Combined. At December 31, 1994, Globe had total assets of $954.9 million, total liabilities of $765.7 million and total stockholder's equity of $189.2 million.

     In January 1995, Life of Virginia received from Combined, in the form of a capital contribution, $39.9 million of fixed maturities that will be classified as held to maturity.

                                    APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Cash Values and Surrender Values of a Policy change with the investment experience of Separate Account III and with changes in the cost of insurance charges.

  The tables on the following pages illustrate a Policy issued to a male, age 55, $140,178 specified amount of insurance, with an initial premium of $50,000. The second column of the illustrations shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Death Benefit, Cash Value and Surrender Value of a Policy over the designated period under varying assumptions of investment rates of return and cost of insurance charges. Death benefits, cash and surrender values also take into account charges deducted from premium payments. (See Charges and Deductions, p. 30.)

  The guaranteed cost of insurance charges allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table. These guaranteed charges are used to determine the maximum monthly deduction for cost of insurance. Life of Virginia currently deducts lower cost of insurance charges (shown in the illustrations as "current") and anticipates deducting these charges for the foreseeable future.

  The current cost of insurance charges are equal to the lesser of (a) or (b), where: (a) is .0458%, the monthly equivalent to .55%, of the Cash Value of the Policy in Separate Account III; and (b) is the maximum monthly deduction for cost of insurance.

  The illustration columns using the guaranteed cost of insurance charges will show the minimum values that would be available under the Policy's terms based on the assumed investment rates of return of 0, 6 or 12%. The Death Benefits, Cash Values and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 12%, over a period of years, but fluctuated above and below those averages for individual Policy years.

  The illustration columns using the cost of insurance charges currently deducted by Life of Virginia assume those current cost of insurance charges are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current charges, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH CHARGES WILL BE CONTINUED. At the discretion of Life of Virginia, the charges could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the ninth through the eleventh columns of those illustrations using current cost of insurance charges indicates values that would be available, assuming the stated investment rates of return, if the current cost of insurance charges are continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

  The amounts shown for the Death Benefit, Cash Values and Surrender Values reflect the fact that the net investment return of the Investment Subdivision is lower than the gross, after-tax return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The values shown take into account an investment advisory fee of
 .54% of the aggregate average daily net assets of the Funds, which represents an average of the fees incurred by the Funds, (the actual investment advisory fees are shown below.), a charge of .17%, that is an estimate of the Funds' expenses based on an average of the actual expenses incurred by the Funds in 1993, and a charge of .01%, which reflects the maximum 12b-1 fee for certain portfolios.
The actual fees and expenses will depend on the Investment Subdivisions chosen by the Policyowner. The amounts shown also take into account the daily charges by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks and administrative expenses, which is equivalent to a charge at an annual rate of l.30% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.02%, 3.98% and 9.98%, respectively.

  The annual expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent reimbursements, the total annual expenses during 1994 for the portfolios of the Variable Insurance Products Fund were 0.27% for Money Market Portfolio, 0.71% for High Income Portfolio, 0.60% for Equity-Income Portfolio, 0.70% for Growth Portfolio, and 0.92% for Overseas Portfolio.

  Absent reimbursements, the total annual expenses during 1994 for the Asset Manager Portfolio of Variable Insurance Products Fund II were 0.81%

  The Contrafund Portfolio was recently organized and has no operating history. Based on the Group Management Fees for October 1994 as described in the VIPF II prospectus, the total management fee for 1994 would have been 0.62% of the portfolio's average net assets. The VIPF II has provided an estimate for 1995 of 0.27% for other expenses. The adviser has voluntarily agreed to reimburse the portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time. Life of Virginia does not represent that this estimate is true and complete, and disclaims all responsibility for such figures. Actual expenses may be greater or less than those shown.

  The anticipated annual management fees and other expenses for the portfolios of the Neuberger & Berman Advisers Management Trust are .97% for the Balanced Portfolio, .91% for the Growth Portfolio, and .73% for the Limited Maturity Bond Portfolio.

  Until May 1, 1995, the Portfolios of the Advisers Management Trust had a Distribution Plan pursuant to Rule 12b-1 which provided for the reimbursement of Neuberger & Berman Management for certain Trust distribution expenses up to a maximum of 0.25% on an annual basis of each Portfolio's average daily net assets. The anticipated annual expenses shown above would be increased by the following percentages if the 12b-1 fees for the months of January through April, 1995 were taken into account: 0.02% for the Balanced Portfolio; 0.02% for the Growth Portfolio; and 0.02% for the Limited Maturity Bond Portfolio.

  Absent reimbursements, the management fees and other expenses during 1994 for the portfolios of Life of Virginia Series Fund would have been 1.16% for Common Stock Index Portfolio, .81% for Government Securities Portfolio, .71% for Money Market Portfolio, and .77% for Total Return Portfolio.

  Since the International Equity Portfolio and the Real Estate Securities Portfolio were recently organized and have no operating history, the annual expenses listed for these portfolios are estimates provided by the Fund. The estimated total annual expenses are 1.75% for International Equity Portfolio, and 1.50% for Real Estate Securities Portfolio. Actual expenses may be different than those shown.

  The management fees and other expenses during 1994 for the portfolios of the Oppenheimer Variable Account Funds were .50% for Oppenheimer Money Fund, .81% for Oppenheimer High Income Fund, .81% for Oppenheimer Bond Fund, .80% for Oppenheimer Capital Appreciation Fund, .79% for Oppenheimer Multiple Strategies Fund; and .81% for Oppenheimer Growth Fund.

  Absent certain expense waivers, the total annual expenses for the portfolios of the Janus Aspen Series would have been 1.22% for Growth Portfolio, 1.28% for Aggressive Growth Portfolio, and 1.49% for Worldwide Growth Portfolio for the fiscal year ended December 31, 1994.

  The total annual expenses for the Utility Fund and the Corporate Bond Fund are 0.85% and 0.80%, respectively, of the average daily net assets. The adviser has agreed to waive all or a portion of its fee so that the total annual expenses would not exceed 0.85% of average net assets for the Utility Fund and 0.80% of average net assets for the Corporate Bond Fund. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the advisory fee would be 0.75% of average annual net assets for the Utility Fund and 0.60% of average annual net assets for the Corporate Bond Fund, and the total annual expenses for the Utility Fund and the Corporate Bond Fund would be 1.60% and 1.40%, respectively, of average net assets.

  The amounts shown reflect a monthly deduction, during the first ten policy years after a premium payment is made, for premium taxes and distribution expenses incurred by Life of Virginia. The premium tax deduction is equivalent to an annual rate of .20% of that portion of the Policy's cash value attributable to the premium payment. The distribution expense deduction is equivalent to an annual rate of .30% of that portion of the cash value attributable to the premium payment.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account III, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Cash Values illustrated. (See Federal Tax Matters, p. 35.)

  The tables also do not reflect any reduction in sales charges available to certain groups (See Reduction in Charges for Group Sales, p. 32.); if the reduced charges were illustrated they would show increased Cash Values.

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all premiums are allocated to Separate Account III, and if no Policy loans, partial withdrawals or transfer requests have been made. The tables are also based on the assumption that the Policyowner has not requested an increase in the specified amount of the Policy.

  Upon request, Life of Virginia will provide a comparable illustration based upon the proposed Insured's age and sex and the proposed premium payments.

                               VARIABLE LIFE INSURANCE

Male Issue Age 55                          Initial Specified Amount  $142,833
Standard Underwriting Risk                 Initial Premium           $ 50,000
Level Death Benefit                        Additional Premium (1)    $      0

                               0% Assumed Hypothetical           6% Assumed Hypothetical           6% Assumed Hypothetical
                               Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
             Premiums          Return with Guaranteed            Return with Guaranteed              Return with Current
 End of     Accumulated     Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(4)
 Policy   At 5% Interest     Surrender    Cash      Death       Surrender    Cash     Death       Surrender    Cash     Death
  Year       Per Year          Value      Value    Benefit        Value      Value   Benefit        Value      Value   Benefit
   1          52,500          44,711     47,711    142,833       47,678     50,678   142,833       48,382     51,382   142,833
   2          55,125          42,363     45,363    142,833       48,293     51,293   142,833       49,803     52,803   142,833
   3          57,881          39,949     42,949    142,833       48,838     51,838   142,833       51,263     54,263   142,833
   4          60,775          37,458     40,458    142,833       49,306     52,306   142,833       52,763     55,763   142,833
   5          63,814          35,376     37,876    142,833       50,185     52,685   142,833       54,805     57,305   142,833

   6          67,005          33,186     35,186    142,833       50,960     52,960   142,833       56,889     58,889   142,833
   7          70,355          30,863     32,363    142,833       51,613     53,113   142,833       59,018     60,518   142,833
   8          73,873          28,379     29,379    142,833       52,120     53,120   142,833       61,191     62,191   142,833
   9          77,566          25,699     26,199    142,833       52,451     52,951   142,833       63,410     63,910   142,833
  10          81,445          22,787     22,787    142,833       52,577     52,577   142,833       65,677     65,677   142,833

  15         103,946           1,147      1,147    142,833       47,901     47,901   142,833       77,181     77,181   142,833
  20         132,665            *          *          *          30,203     30,203   142,833       90,700     90,700   142,833

  25         169,318            *          *          *            *          *         *         106,587    106,587   142,833
  30         216,097            *          *          *            *          *         *         125,256    125,256   142,833
  35         275,800            *          *          *            *          *         *         147,195    147,195   154,555

*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume no additional premiums are paid. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.

(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.15% AND 3.85%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                          Initial Specified Amount  $142,833
Standard Underwriting Risk                 Initial Premium           $ 50,000
Level Death Benefit                        Additional Premium (1)    $      0

                               0% Assumed Hypothetical          12% Assumed Hypothetical          12% Assumed Hypothetical
                               Gross Annual Investment           Gross Annual Investment             Gross Annual Investment
             Premiums          Return with Guaranteed            Return with Guaranteed                 Return with Current
 End of     Accumulated     Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)      Cost of Insurance Rates (2)(4)
 Policy   At 5% Interest     Surrender    Cash      Death       Surrender    Cash     Death       Surrender    Cash       Death
  Year       Per Year          Value      Value    Benefit        Value      Value   Benefit        Value      Value     Benefit
    1         52,500          44,711     47,711    142,833        50,647    53,647   142,833        51,351     54,351    142,833
    2         55,125          42,363     45,363    142,833        54,583    57,583   142,833        56,081     59,081    142,833
    3         57,881          39,949     42,949    142,833        58,844    61,844   142,833        61,222     64,222    142,833
    4         60,775          37,458     40,458    142,833        63,468    66,468   142,833        66,811     69,811    142,833
    5         63,814          35,376     37,876    142,833        68,998    71,498   142,833        73,385     75,885    142,833

    6         67,005          33,186     35,186    142,833        74,982    76,982   142,833        80,489     82,489    142,833
    7         70,355          30,863     32,363    142,833        81,476    82,976   142,833        88,167     89,667    142,833
    8         73,873          28,379     29,379    142,833        88,543    89,543   142,833        96,470     97,470    142,833
    9         77,566          25,699     26,199    142,833        96,260    96,760   142,833       105,452    105,952    142,833
   10         81,445          22,787     22,787    142,833       104,723   104,723   142,833       115,172    115,172    142,833

   15        103,946           1,147      1,147    142,833       162,462   162,462   188,456       179,331    179,331    208,024
   20        132,665            *          *          *          253,350   253,350   271,084       279,800    279,800    299,386

   25        169,318            *          *          *          397,688   397,688   417,572       439,207    439,207    461,168
   30        216,097            *          *          *          617,602   617,602   648,482       684,038    684,038    718,240
   35        275,800            *          *          *          942,873   942,873   990,017     1,064,491  1,064,491  1,117,715

*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume no additional premiums are paid. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.

(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.15% AND 9.85%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                          Initial Specified Amount  $142,833
Standard Underwriting Risk                 Initial Premium           $ 50,000
Level Death Benefit                        Additional Premium (1)    $  4,000

                               0% Assumed Hypothetical           6% Assumed Hypothetical           6% Assumed Hypothetical
                               Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
             Premiums          Return with Guaranteed            Return with Guaranteed              Return with Current
 End of     Accumulated     Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(4)
 Policy   At 5% Interest     Surrender    Cash      Death       Surrender    Cash     Death       Surrender    Cash     Death
  Year       Per Year          Value      Value    Benefit        Value      Value   Benefit        Value      Value   Benefit
    1         52,500          44,711     47,711    142,833       47,678     50,678   142,833        48,382     51,382   142,833
    2         55,125          42,363     45,363    142,833       48,293     51,293   142,833        49,803     52,803   142,833
    3         57,881          39,949     42,949    142,833       48,838     51,838   142,833        51,263     54,263   142,833
    4         60,775          37,458     40,458    142,833       49,306     52,306   142,833        52,763     55,763   142,833
    5         63,814          35,376     37,876    142,833       50,185     52,685   142,833        54,805     57,305   142,833

    6         67,005          33,186     35,186    142,833       50,960     52,960   142,833        56,889     58,889   142,833
    7         70,355          30,863     32,363    142,833       51,613     53,113   142,833        59,018     60,518   142,833
    8         73,873          28,379     29,379    142,833       52,120     53,120   142,833        61,191     62,191   142,833
    9         77,566          25,699     26,199    142,833       52,451     52,951   142,833        63,410     63,910   142,833
   10         81,445          22,787     22,787    142,833       52,577     52,577   142,833        65,677     65,677   142,833

   15        108,146           4,952      5,192    142,833       51,950     52,190   142,833        81,052     81,292   142,833
   20        161,233            *          *          *          61,489     62,809   142,833       115,808    117,128   142,833

   25        228,986            *          *          *          62,442     64,002   142,833       157,690    159,250   167,213
   30        315,458            *          *          *          38,552     40,112   142,833       206,518    208,078   218,482
   35        425,821            *          *          *            *          *         *          263,746    265,306   278,571

*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $4,000 premium is paid at the beginning of the fifteenth policy year and at the beginning of each policy year thereafter. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.

(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.15% AND 3.85%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                          Initial Specified Amount  $142,833
Standard Underwriting Risk                 Initial Premium           $ 50,000
Level Death Benefit                        Additional Premium (1)    $  4,000

                               0% Assumed Hypothetical           6% Assumed Hypothetical           6% Assumed Hypothetical
                               Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
             Premiums          Return with Guaranteed            Return with Guaranteed              Return with Current
 End of     Accumulated     Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(3)    Cost of Insurance Rates (2)(4)
 Policy   At 5% Interest     Surrender    Cash      Death     Surrender     Cash      Death      Surrender    Cash      Death
  Year       Per Year          Value      Value    Benefit      Value       Value    Benefit       Value      Value    Benefit
    1         52,500          44,711     47,711    142,833       50,647     53,647    142,833      51,351     54,351    142,833
    2         55,125          42,363     45,363    142,833       54,583     57,583    142,833      56,081     59,081    142,833
    3         57,881          39,949     42,949    142,833       58,844     61,844    142,833      61,222     64,222    142,833
    4         60,775          37,458     40,458    142,833       63,468     66,468    142,833      66,811     69,811    142,833
    5         63,814          35,376     37,876    142,833       68,998     71,498    142,833      73,385     75,885    142,833

    6         67,005          33,186     35,186    142,833       74,982     76,982    142,833      80,489     82,489    142,833
    7         70,355          30,863     32,363    142,833       81,476     82,976    142,833      88,167     89,667    142,833
    8         73,873          28,379     29,379    142,833       88,543     89,543    142,833      96,470     97,470    142,833
    9         77,566          25,699     26,199    142,833       96,260     96,760    142,833     105,452    105,952    142,833
   10         81,445          22,787     22,787    142,833      104,723    104,723    142,833     115,172    115,172    142,833

   15        108,146           4,952      5,192    142,833      166,569    166,809    193,499     183,440    183,680    213,068
   20        161,233            *          *          *         284,560    285,880    305,892     311,020    312,340    334,204

   25        228,986            *          *          *         471,963    473,523    497,199     513,496    515,056    540,809
   30        315,458            *          *          *         758,085    759,645    797,627     824,941    826,501    867,826
   35        425,821            *          *          *       1,182,177  1,183,737  1,242,924   1,308,964  1,310,524  1,376,050


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $4,000 premium is paid at the beginning of the fifteenth policy year and at the beginning of each policy year thereafter. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.

(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.

(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.15% AND 9.85%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            SUPPLEMENT TO PROSPECTUS
                               DATED MAY 1, 1995
                   FOR LIFE OF VIRGINIA SEPARATE ACCOUNT III

General Information

  Contributions and/or transfers to the Guarantee Account, as described below, become part of the General Account of Life of Virginia. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, (the "1933 Act"), and the General Account is not registered as an investment company under the Investment Company Act of 1940, (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are subject to the provisions of the 1933 Act or the 1940 Act, and the information in this supplement has not been reviewed by the staff of the Securities and Exchange Commission. Disclosure regarding the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Guarantee Account

  The Policyowner may allocate premium payments to the Guarantee Account or transfer amounts between the Guarantee Account and the Investment Subdivisions of Separate Account III. Upon maturity or surrender of the policy, the cash value of the policy, reduced by any Policy Debt, and after deduction of any applicable surrender charge, is paid in a lump sum, or applied under an optional payment plan, (see Optional Payment Plans, p. 28). The cash value of the policy includes the cash value in the Guarantee Account, the cash value in the Separate Account, and the cash value held in the General Account to secure policy debt.

  Amounts allocated or transferred to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation. This rate is guaranteed to be at least 4% per annum, however a higher rate of interest may be credited. Any interest credited in excess of the guaranteed interest rate of 4% per annum will be determined at the sole discretion of Life of Virginia. Life of Virginia has no obligation to credit excess interest. With respect to each amount allocated, the interest rate in effect at the time of allocation will be credited for one year from that date. Each year for which a particular interest rate is guaranteed with respect to a particular allocation is the interest rate guarantee period. At the end of the interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence with respect to that portion of the cash value in the Guarantee Account represented by that particular allocation.

Charges

  The mortality and expense risk charge is not deducted from the Guarantee Account. This charge is borne solely by the Separate Account. The administrative expense charge will be deducted daily from the cash value of the Guarantee Account, at an annual effective rate of .40%.

  Monthly deductions for cost of insurance are taken from the cash value in the Guarantee Account in the same manner in which these deductions apply to cash value in the Separate Account.

  The distribution expense charge and the premium tax recovery charge do not apply to and are not deducted from the cash value in the Guarantee Account. Surrender and Partial Withdrawal charges apply to cash value allocated to the Guarantee Account in the same manner in which these charges apply to cash value allocated to the Separate Account.

Transfers

  The policyowner may transfer amounts between the Guarantee Account and the Investment Subdivisions of Separate Account III. Transfers will be effective on the date the Policyowner's transfer request is received by the company.

  With respect to transfers between the Guarantee Account and the Investment Subdivisions of Separate Account III, the following restrictions may be imposed:

  Transfers from any particular allocation to the Guarantee Account to subdivisions of Separate Account III may be made only during the 30 day period following the interest rate guarantee period applicable to that particular allocation. The company may limit the amount which may be transferred, but that amount will not be limited to less than 25% of that portion of that particular allocation, plus any accrued interest on that amount.

  No transfers from any subdivision of Separate Account III to the Guarantee Account may be made during the six month period following the transfer of any amount from the Guarantee Account to any subdivisions of the Separate Account.

  In all other respects, the rules and charges applicable to transfers between the various Investment Subdivisions of the Separate Account will apply to transfers involving the Guarantee Account.

Surrenders, Partial Withdrawals and Loans

  Surrenders, partial withdrawals and loans may be made from the Guarantee Account in addition to the Separate Account, (see Policy Rights and Benefits p.
23). If a partial withdrawal or loan is requested, the Policyowner may specify the accounts from which amounts should be taken. If no account is specified, amounts will be taken first from the Investment Subdivisions of the Separate Account on a pro-rata basis, in proportion to the cash value in each subdivision of the Separate Account. Any amount remaining will be taken from the cash value in the Guarantee Account. Amounts taken from the Guarantee Account will come from the amounts, (including interest credited to such amounts), which have been in the Guarantee Account for the longest period of time.

Deferral of Payment

  Life of Virginia may defer payment of any amount from the Guarantee Account for up to six months. Payment will not be deferred if applicable law requires earlier payment, or if the amount payable is to be used to pay premiums on policies in force with the company.

      THE GUARANTEE ACCOUNT MAY NOT BE AVAILABLE IN ALL STATES OR MARKETS


                               Dated May 1, 1995
                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230

                                  May 1, 1995
                         Supplement to Prospectuses for
               Life of Virginia Separate Accounts II, III, and 4

In August 1994 the shareholders of the Neuberger & Berman Advisers Management Trust (the "AMT") approved a plan to convert the AMT into a "master-feeder" fund structure. Life of Virginia has recently learned that the AMT and the new master fund have applied to the Internal Revenue Service for a private letter ruling with respect to certain tax issues that relate to the "master-feeder" fund structure. One of those issues relates to the applicability of the "look-through" rule of Section 817 of the Internal Revenue Code to the new fund structure. The ruling request seeks assurance that the "look-through" rule will be applied in a manner that will treat separate accounts investing in the new fund structure as owners of the underlying assets of the new master fund for tax purposes. If the "look-through" rule is not applied in this manner, variable life insurance and variable annuity policies whose cash/account values are invested in the new fund structure will not be treated as life insurance and annuity policies for tax purposes. (See "SPECIAL CONSIDERATIONS", page 16 of the AMT Balanced Portfolio prospectus, page 15 of the AMT Growth Portfolio prospectus and page 14 of the AMT Limited Maturity Bond Portfolio prospectus, all dated May 1, 1995.)

                                  May 30, 1995
                Supplement to Prospectuses Dated May 1, 1995 for
                Life of Virginia Separate Accounts II, III and 4

  As of the date of this supplement, Policyowners in the State of California may invest in three Investment Subdivisions of Separate Account II, III or 4 that were previously unavailable to them. These are the ones investing in shares of the Utility Fund and the Corporate Bond Fund of the Insurance Management Series, and the one investing in shares of the Contrafund Portfolio of the Variable Insurance Products Fund II.


                     The Life Insurance Company of Virginia
                             6610 West Broad Street
                            Richmond, Virginia 23230

                      SUPPLEMENT DATED OCTOBER 2, 1995
                      TO PROSPECTUS DATED MAY 1, 1995

This Supplement hereby amends the date of the Separate Account III prospectus to October 2, 1995.

The following information amends the description of Separate Account III on page 7 of the Separate Account III prospectus:

      As of the date of this supplement four new investment subdivisions are added to Separate Account III. Two invest solely in a designated portfolio of the Janus Aspen Series and two invest solely in a designated portfolio of the Alger American Fund. Both the Janus Aspen Series and the Alger American Fund are series type mutual funds. Information relating to the funds, their investment advisers and available portfolios is briefly set forth below or in the prospectus for Separate Account III. More comprehensive information relating to the funds and their portfolios, including a discussion of the potential risks, is found in the current prospectuses for the funds.

The following supplements the discussion of the funds on pages 13 through 18 of the prospectus:

Janus Aspen Series

Janus Aspen Series ("JAS") currently has seven portfolios, five of which are currently available to Policyholders through Separate Account III: Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, and Flexible Income Portfolio. THE BALANCED PORTFOLIO AND THE FLEXIBLE INCOME PORTFOLIO ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

The Balanced Portfolio has the investment objective of seeking long-term growth of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected for growth potential and 40-60% of its assets in fixed-income securities.

The Flexible Income Portfolio has the investment objective of seeking to maximize total return from a combination of income and capital appreciation by investing in any type of income-producing securities. This Portfolio may have substantial holdings of lower-rated debt securities or "junk" bonds.

The Balanced Portfolio pays the same investment advisory fees and has the same expense limits as the JAS growth portfolios listed above. These are briefly described in the prospectus for Separate Account III and in the prospectus for JAS. The Flexible Income Portfolio pays an advisory fee of 0.65% of the first $300 million of average annual net assets and 0.55% of average annual net assets in excess of $300 million.

The Alger American Fund

The Alger American Fund ("AAF") currently has six portfolios, two of which are currently available to Policyholders through Separate Account III: Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. THESE PORTFOLIOS ARE NOT AVAILABLE IN CONNECTION WITH POLICIES ISSUED TO CALIFORNIA POLICYOWNERS.

The Alger American Small Capitalization Portfolio has the investment objective of long- term capital appreciation. Except during temporary defensive periods, this Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of less than $ 1 billion.

The Alger American Growth Portfolio has the investment objective of long-term capital appreciation. Except during temporary defensive periods, this Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have a total market capitalization of $ 1 billion or greater.

Fred Alger Management, Inc. serves as the investment manager to the Alger American Small Capitalization Portfolio and Alger American Growth Portfolio. The manager receives an annual fee from each Portfolio based on the average daily net assets of the Portfolio at the following rates: Small Capitalization Portfolio, 0.85%; Growth Portfolio, 0.75%. Fred Alger Management, Inc. has agreed to reimburse each of these Portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed 1.50% of the average daily net assets of either Portfolio for any fiscal year.

THERE IS NO ASSURANCE THAT THE STATED INVESTMENT OBJECTIVES OF ANY OF THE FUND PORTFOLIOS WILL BE ACHIEVED

Termination of Participation Agreements

This agreement may be terminated at the option of any party upon six (6) months' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

Termination of Certain Investment Subdivisions

Effective November 23, 1995, premium payments and transfers may no longer be allocated to the six investment subdivisions of Separate Account III investing in shares of the following fund portfolios:

            Variable Insurance Products Fund
                  --    Money Market Portfolio
                  --    High Income Portfolio

            Neuberger & Berman Advisers Management Trust
                  --    Balanced Portfolio
                  --    Growth Portfolio
                  --    Limited Maturity Bond Portfolio

            Oppenheimer Variable Account Funds
                  --    Oppenheimer Money Fund

Although premium payments and transfers may not be allocated to the Investment Subdivisions listed above as of November 23, 1995, cash values that are allocated to those subdivisions as of November 22, 1995 may remain invested in the subdivisions.

Policyholders currently allocating premium payments to any of the six Investment Subdivisions noted above may, by written notice to the Home Office, change their allocation instructions to re-allocate those payments to other Investment Subdivisions prior to November 23, 1995. If a Policyholder does not do so, the portions of any premiums received on or after November 23, 1995 that would have been allocated to any of the six subdivisions will be refunded to the Policyholder. Similarly, transfer requests to any of the six Investment Subdivisions received on or after November 23, 1995 will not be implemented.

If a Policyholder has a Dollar-Cost Averaging program in effect that automatically transfers cash values into any of the six Investment Subdivisions noted above, transfers under the Dollar-Cost Averaging program into those subdivisions will cease as of November 23, 1995. Policyholders in this situation should, by written notice to the Home Office, change their allocation instructions to re-allocate those payments to other Investment Subdivisions prior to November 23, 1995. If a Policyholder does not so re-allocate Dollar-Cost Averaging transfers prior to that date, cash value that would have been transferred to any of the six Investment Subdivisions will remain in the Investment Subdivision that has been designated by the Policyholder to fund Dollar-Cost Averaging transfers.

The following information supplements the Appendix on pages A-1 through A-6 of the prospectus:

                                   APPENDIX


This appendix replaces the one in the prospectus dated May 1, 1995. The illustrations have been revised to reflect the expenses of the portfolios that will be available after November 22, 1995.

Illustrations of Death Benefits, Cash Values and Surrender Values

  The following tables illustrate how the Death Benefits, Cash Values and Surrender Values of a Policy change with the investment experience of Separate Account III and with changes in the cost of insurance charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all premiums are allocated to Separate Account III, and if no Policy loans, partial withdrawals or transfer requests have been made. The tables are also based on the assumption that the Policyowner has not requested an increase in the specified amount of the Policy.

  The tables illustrate a Policy issued to a male, age 55, with an initial premium of $50,000 and specified insurance amount of $142,833. The second column of each illustration shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Death Benefit, Cash Value and Surrender Value of a Policy over the designated period under varying assumptions of investment rates of return and cost of insurance charges. Death benefits, cash and surrender values also take into account charges deducted from premium payments. (See Charges and Deductions, p. 30.)

  The guaranteed cost of insurance charges allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table. These guaranteed charges are used to determine the maximum monthly deduction for cost of insurance. Life of Virginia currently deducts lower cost of insurance charges (shown in the illustrations as "current") and anticipates deducting these charges for the foreseeable future.

  The current cost of insurance charges are equal to the lesser of (a) or (b), where: (a) is .0458%, the monthly equivalent to .55%, of the Cash Value of the Policy in Separate Account III; and (b) is the maximum monthly deduction for cost of insurance.

  The illustration columns using the guaranteed cost of insurance charges will show the minimum values that would be available under the Policy's terms based on the assumed investment rates of return of 0, 6 or 12%. The Death Benefits, Cash Values and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 12%, over a period of years, but fluctuated above and below those averages for individual Policy years.

  The illustration columns using the cost of insurance charges currently deducted by Life of Virginia assume those current cost of insurance charges are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current charges, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH CHARGES WILL BE CONTINUED. At the discretion of Life of Virginia, the charges could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the ninth through the eleventh columns of those illustrations using current cost of insurance charges indicates values that would be available, assuming the stated investment rates of return, if the current cost of insurance charges are continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

  The amounts shown for the Death Benefit, Cash Values and Surrender Values reflect the fact that the net investment return of the Investment Subdivision is lower than the gross, after-tax return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.60%, which represents the average investment advisory fee of the Funds, and a charge of 0.30%, which represents the average annual other expenses of the Funds. Assumed charges for fees and other expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the funds in 1994, or on estimates as described below. Actual fees and expenses charged to a policy will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the daily charges by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks and administrative expenses, which is equivalent to a charge at an annual rate of l.30% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.10%, 3.90% and 9.90%, respectively.

  The annual expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent reimbursements, the total annual expenses during 1994 for the portfolios of the Variable Insurance Products Fund were 0.60% for Equity-Income Portfolio, 0.70% for Growth Portfolio, and 0.92% for Overseas Portfolio.

  Absent reimbursements, the total annual expenses during 1994 for the Asset Manager Portfolio of Variable Insurance Products Fund II were 0.81%.

  The Contrafund Portfolio was recently organized and has no operating history. Based on the Group Management Fees for October 1994 as described in the VIPF II prospectus, the total management fee for 1994 would have been 0.62% of the portfolio's average net assets. The VIPF II has provided an estimate for 1995 of 0.27% for other expenses. The adviser has voluntarily agreed to reimburse the portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time. Life of Virginia does not represent that this estimate is true and complete, and disclaims all responsibility for such figures. Actual expenses may be greater or less than those shown.

  Absent reimbursements, the management fees and other expenses during 1994 for the portfolios of Life of Virginia Series Fund would have been 1.16% for Common Stock Index Portfolio, .81% for Government Securities Portfolio, .70% for Money Market Portfolio, and .77% for Total Return Portfolio.

  Since the International Equity Portfolio and the Real Estate Securities Portfolio were recently organized and have no operating history, the annual expenses listed for these portfolios are estimates provided by the Fund. The estimated total annual expenses are 1.50% for International Equity Portfolio, and 1.25% for Real Estate Securities Portfolio. Actual expenses may be different than those shown.

  The management fees and other expenses during 1994 for the portfolios of the Oppenheimer Variable Account Funds were .81% for Oppenheimer High Income Fund,
 .81% for Oppenheimer Bond Fund, .80% for Oppenheimer Capital Appreciation Fund, .79% for Oppenheimer Multiple Strategies Fund; and .81% for Oppenheimer Growth
Fund.

  Absent certain expense waivers, the total annual expenses of the portfolios of the Janus Aspen Series for the fiscal year ended December 31, 1994 would have been 1.22% for Growth Portfolio, 1.28% for Aggressive Growth Portfolio, 1.49% for Worldwide Growth Portfolio, 1.57% for Balanced Portfolio, and 1.35% for Flexible Income Portfolio.

  The total annual expenses for the Utility Fund and the Corporate Bond Fund are 0.85% and 0.80%, respectively, of the average daily net assets. The adviser has agreed to waive all or a portion of its fee so that the total annual expenses would not exceed 0.85% of average net assets for the Utility Fund and 0.80% of average net assets for the Corporate Bond Fund. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the advisory fee would be 0.75% of average annual net assets for the Utility Fund and 0.60% of average annual net assets for the Corporate Bond Fund, and the total annual expenses for the Utility Fund and the Corporate Bond Fund would be 1.60% and 1.40%, respectively, of average net assets.

  The amounts shown reflect a monthly deduction, during the first ten policy years after a premium payment is made, for premium taxes and distribution expenses incurred by Life of Virginia. The premium tax deduction is equivalent to an annual rate of .20% of that portion of the Policy's cash value attributable to the premium payment. The distribution expense deduction is equivalent to an annual rate of .30% of that portion of the cash value attributable to the premium payment.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account III, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Cash Values illustrated. (See Federal Tax Matters, p. 35.)

  The tables also do not reflect any reduction in sales charges available to certain groups (See Reduction in Charges for Group Sales, p. 32.); if the reduced charges were illustrated they would show increased Cash Values.

  Upon request, Life of Virginia will provide a comparable illustration based upon the proposed Insured's age and sex and the proposed premium payments

                                   VARIABLE LIFE INSURANCE

Male Issue Age 55                  Initial Specified Amount      $142,833
Standard Underwriting Risk         Initial Premium               $ 50,000
Level Death Benefit                Additional Premium (1)        $      0



                        0% Assumed Hypothetical             6% Assumed Hypothetical           6% Assumed Hypothetical
                        Gross Annual Investment             Gross Annual Investment           Gross Annual Investment
           Premiums     Return with Guaranteed              Return with Guaranteed            Return with Current
End of   Accumulated    Cost of Insurance Rates (2)(3)      Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest  Surrender    Cash       Death       Surrender   Cash         Death    Surrender      Cash     Death
 Year      Per Year       Value     Value       Benefit       Value     Value       Benefit     Value        Value   Benefit
   1       52,500        44,686     47,686      142,833       47,654    50,654      142,833     48,358      51,358   142,833
   2       55,125        42,315     45,315      142,833       48,242    51,242      142,833     49,752      52,752   142,833
   3       57,881        39,879     42,879      142,833       48,760    51,760      142,833     51,185      54,185   142,833
   4       60,775        37,368     40,368      142,833       49,198    52,198      142,833     52,656      55,656   142,833
   5       63,814        35,268     37,768      142,833       50,046    52,546      142,833     54,667      57,167   142,833

   6       67,005        33,060     35,060      142,833       50,788    52,788      142,833     56,719      58,719   142,833
   7       70,355        30,721     32,221      142,833       51,406    52,906      142,833     58,814      60,314   142,833
   8       73,873        28,222     29,222      142,833       51,876    52,876      142,833     60,951      61,951   142,833
   9       77,566        25,530     26,030      142,833       52,167    52,667      142,833     63,134      63,634   142,833
  10       81,445        22,605     22,605      142,833       52,251    52,251      142,833     65,361      65,361   142,833

  15      103,946           924        924      142,833       47,295    47,295      142,833     76,625      76,625   142,833
  20      132,665          *          *            *          29,142    29,142      142,833     89,830      89,830   142,833

  25      169,318          *          *            *            *         *            *       105,310     105,310   142,833
  30      216,097          *          *            *            *         *            *       123,458     123,458   142,833
  35      275,800          *          *            *            *         *            *       144,733     144,733   151,969


*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume no additional premiums are paid. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 3.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           VARIABLE LIFE INSURANCE

Male Issue Age 55                    Initial Specified Amount      $142,833
Standard Underwriting Risk           Initial Premium               $ 50,000
Level Death Benefit                  Additional Premium (1)        $      0

                       0% Assumed Hypothetical            12% Assumed Hypothetical          12% Assumed Hypothetical
                       Gross Annual Investment            Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed             Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)     Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest Surrender  Cash        Death       Surrender   Cash        Death      Surrender    Cash      Death
 Year      Per Year     Value     Value       Benefit       Value     Value       Benefit     Value       Value    Benefit
   1       52,500       44,686    47,686      142,833       50,622    53,622      142,833     51,326      54,326   142,833
   2       55,125       42,315    45,315      142,833       54,530    57,530      142,833     56,027      59,027   142,833
   3       57,881       39,879    42,879      142,833       58,757    61,757      142,833     61,134      64,134   142,833
   4       60,775       37,368    40,368      142,833       63,340    66,340      142,833     66,684      69,684   142,833
   5       63,814       35,268    37,768      142,833       68,824    71,324      142,833     73,213      75,713   142,833

   6       67,005       33,060    35,060      142,833       74,753    76,753      142,833     80,264      82,264   142,833
   7       70,355       30,721    32,221      142,833       81,182    82,682      142,833     87,883      89,383   142,833
   8       73,873       28,222    29,222      142,833       88,174    89,174      142,833     96,117      97,117   142,833
   9       77,566       25,530    26,030      142,833       95,804    96,304      142,833    105,020     105,520   142,833
  10       81,445       22,605    22,605      142,833      104,166    104,166     142,833    114,650     114,650   142,833

  15      103,946          924       924      142,833      161,177    161,177     186,965    178,110     178,110   206,607
  20      132,665         *         *            *         250,775    250,775     268,329    277,264     277,264   296,672

  25      169,318         *         *            *         392,753    392,753     412,391    434,239     434,239   455,950
  30      216,097         *         *            *         608,555    608,555     638,983    674,765     674,765   708,504
  35      275,800         *         *            *         926,954    926,954     973,302  1,047,679   1,047,679 1,100,063

*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume no additional premiums are paid. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 9.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                  Initial Specified Amount      $142,833
Standard Underwriting Risk         Initial Premium               $ 50,000
Level Death Benefit                Additional Premium (1)        $  4,000

                       0% Assumed Hypothetical           6% Assumed Hypothetical           6% Assumed Hypothetical
                       Gross Annual Investment           Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed            Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)    Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest Surrender  Cash       Death       Surrender    Cash        Death      Surrender   Cash       Death
 Year      Per Year      Value    Value      Benefit       Value     Value       Benefit       Value     Value     Benefit
   1       52,500       44,686    47,686      142,833       47,654    50,654      142,833     48,358      51,358   142,833
   2       55,125       42,315    45,315      142,833       48,242    51,242      142,833     49,752      52,752   142,833
   3       57,881       39,879    42,879      142,833       48,760    51,760      142,833     51,185      54,185   142,833
   4       60,775       37,368    40,368      142,833       49,198    52,198      142,833     52,656      55,656   142,833
   5       63,814       35,268    37,768      142,833       50,046    52,546      142,833     54,667      57,167   142,833

   6       67,005       33,060    35,060      142,833       50,788    52,788      142,833     56,719      58,719   142,833
   7       70,355       30,721    32,221      142,833       51,406    52,906      142,833     58,814      60,314   142,833
   8       73,873       28,222    29,222      142,833       51,876    52,876      142,833     60,951      61,951   142,833
   9       77,566       25,530    26,030      142,833       52,167    52,667      142,833     63,134      63,634   142,833
  10       81,445       22,605    22,605      142,833       52,251    52,251      142,833     65,361      65,361   142,833

  15      108,146        4,728     4,968      142,833       51,342    51,582      142,833     80,494      80,734   142,833
  20      161,233         *         *            *          60,372    61,692      142,833    114,892     116,212   142,833

  25      228,986         *         *            *          60,220    61,780      142,833    156,248     157,808   165,698
  30      315,458         *         *            *          33,338    34,898      142,833    204,348     205,908   216,203
  35      425,821         *         *            *            *         *            *       260,585     262,145   275,252


*    In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $4,000 premium is paid at the beginning of the fifteenth policy year and at the beginning of each policy year thereafter. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 3.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            VARIABLE LIFE INSURANCE

Male Issue Age 55                  Initial Specified Amount      $142,833
Standard Underwriting Risk         Initial Premium               $ 50,000
Level Death Benefit                Additional Premium (1)        $  4,000

                       0% Assumed Hypothetical            12% Assumed Hypothetical          12% Assumed Hypothetical
                       Gross Annual Investment            Gross Annual Investment           Gross Annual Investment
           Premiums    Return with Guaranteed             Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)     Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest Surrender  Cash        Death       Surrender    Cash        Death      Surrender   Cash      Death
 Year      Per Year      Value    Value       Benefit       Value     Value       Benefit      Value      Value    Benefit
   1       52,500       44,686    47,686      142,833       50,622    53,622      142,833     51,326      54,326   142,833
   2       55,125       42,315    45,315      142,833       54,530    57,530      142,833     56,027      59,027   142,833
   3       57,881       39,879    42,879      142,833       58,757    61,757      142,833     61,134      64,134   142,833
   4       60,775       37,368    40,368      142,833       63,340    66,340      142,833     66,684      69,684   142,833
   5       63,814       35,268    37,768      142,833       68,824    71,324      142,833     73,213      75,713   142,833

   6       67,005       33,060    35,060      142,833       74,753    76,753      142,833     80,264      82,264   142,833
   7       70,355       30,721    32,221      142,833       81,182    82,682      142,833     87,883      89,383   142,833
   8       73,873       28,222    29,222      142,833       88,174    89,174      142,833     96,117      97,117   142,833
   9       77,566       25,530    26,030      142,833       95,804    96,304      142,833    105,020     105,520   142,833
  10       81,445       22,605    22,605      142,833      104,166    104,166     142,833    114,650     114,650   142,833

  15      108,146        4,728     4,968      142,833      165,282    165,522     192,005    182,216     182,456   211,649
  20      161,233         *         *            *         281,930    283,250     303,078    308,428     309,748   331,430

  25      228,986         *         *            *         466,790    468,350     491,768    508,291     509,851   535,344
  30      315,458         *         *            *         748,371    749,931     787,428    815,003     816,563   857,391
  35      425,821         *         *            *       1,164,718  1,166,278   1,224,592  1,290,578   1,292,138 1,356,745


*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a $4,000 premium is paid at the beginning of the fifteenth policy year and at the beginning of each policy year thereafter. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 9.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Attached to this supplement are unaudited financial statements for Life of Virginia Separate Account III as of June 30, 1995. Also included are unaudited consolidated financial statements of The Life Insurance Company of Virginia and subsidiaries as of June 30, 1995.




                   The Life Insurance Company of Virginia
                           6610 West Broad Street
                         Richmond, Virginia  23230

                             Life of Virginia Separate Account III

                             Statements of Assets and Liabilities

                                        June 30, 1995
                                         (unaudited)


                                                                       Life of Virginia Series Fund, Inc.
                                                      ---------------------------------------------------------------------
                                                         Common      Government      Money         Total      International
                                                      Stock Index    Securities      Market        Return        Equity
                                                       Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                                      ------------  ------------  ------------  ------------  -------------
ASSETS

Investment in Life of Virginia Series Fund, Inc.,
  at fair value (Note 2):
    Common Stock Portfolio (22,966 shares;
      cost--$398,986)                                    $431,301
    Government Securities Portfolio (91,670
      shares; cost--$933,065)                                          $961,012
    Money Market Portfolio (359,242 shares;
      cost--$3,724,716)                                                            $3,761,269
    Total Return Portfolio (59,693 shares;
      cost--$801,136)                                                                              $915,096
    International Equity Portfolio (2,123
      shares; cost--$21,164)                                                                                       $21,249
Receivable from affiliate (Note 3)                              -           776             -             -              -
Deposits in process                                         4,004             -             -             -              -
                                                      ------------  ------------  ------------  ------------  -------------
                                                          435,305       961,788     3,761,269       915,096         21,249

LIABILITIES

Accrued expenses payable to affiliate (Note 3)              2,211         3,022        53,123         3,302            239
Deposits pending policy approval                                -             -       379,653             -              -
Withdrawal in process                                           -             -        69,609             -              -
                                                      ------------  ------------  ------------  ------------  -------------
Total liabilities                                           2,211         3,022       502,385         3,302            239
                                                      ------------  ------------  ------------  ------------  -------------
NET ASSETS                                               $433,094      $958,766    $3,258,884      $911,794        $21,010
                                                      ============  ============  ============  ============  =============

Outstanding units                                          22,663        56,799       239,272        49,689          2,095
                                                      ============  ============  ============  ============  =============

Net asset value per unit                                   $19.11        $16.88        $13.62        $18.35         $10.03
                                                      ============  ============  ============  ============  =============

See accompanying notes.

                              Life of Virginia Separate Account III

                                            June 30, 1995
                                             (unaudited)


                                                                      Oppenheimer Variable Account Funds
                                              ----------------------------------------------------------------------------------
                                                                            Capital                       High        Multiple
                                                 Money          Bond      Appreciation     Growth        Income      Strategies
                                               Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                              ------------  ------------  ------------  ------------  ------------  ------------
ASSETS

Investment in Oppenheimer Variable Account
  Funds, at fair value (Note 2):
    Money Portfolio (343,254 shares;
      cost--$343,254)                            $343,254
    Bond Portfolio (122,454 shares;
      cost--$1,369,141)                                      $1,410,666
    Capital Appreciation Portfolio (76,198
      shares; cost--$1,991,747)                                            $2,216,614
    Growth Portfolio (45,844 shares;
      cost--$795,344)                                                                      $951,723
    High Income Portfolio (138,912 shares;
      cost--$1,446,438)                                                                                $1,441,902
    Multiple Strategies Portfolio (141,313
      shares; cost--$1,850,210)                                                                                      $1,964,254
Receivable from affiliate (Note 3)                      -         2,631         7,946             -         1,493             -
Deposits in process                                     -           340         4,004             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
                                                  343,254     1,413,637     2,228,564       951,723     1,443,395     1,964,254

LIABILITIES

Accrued expenses payable to affiliate (Note 3)      2,684         4,651         6,834         5,360         8,292         7,143
Withdrawal in process                                   -             -             -             -             -             -
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total liabilities                                   2,684         4,651         6,834         5,360         8,292         7,143
                                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS                                       $340,570    $1,408,986    $2,221,730      $946,363    $1,435,103    $1,957,111
                                              ============  ============  ============  ============  ============  ============

Outstanding units                                  23,984        75,347       102,102        54,078        60,375       105,108
                                              ============  ============  ============  ============  ============  ============

Net asset value per unit                           $14.20        $18.70        $21.76        $17.50        $23.77        $18.62
                                              ============  ============  ============  ============  ============  ============

See accompanying notes.

                                  Life of Virginia Separate Account III

                                             June 30, 1995
                                              (unaudited)


                                                                        Variable Insurance Products Fund
                                                      --------------------------------------------------------------------
                                                         Money          High        Equity-
                                                         Market        Income        Income        Growth       Overseas
                                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                      ------------  ------------  ------------  ------------  ------------
ASSETS

Investment in Variable Insurance Products Fund,
  at fair value (Note 2):
    Money Market Portfolio (4,409,380 shares;
      cost--$4,409,380)                                $4,409,380
    High Income Portfolio (148,790 shares;
      cost--$1,602,459)                                              $1,664,959
    Equity-Income Portfolio (372,433 shares;
      cost--$5,530,493)                                                            $6,290,395
    Growth Portfolio (186,328 shares;
      cost--$3,947,564)                                                                          $4,974,953
    Overseas Portfolio (404,343 shares;
      cost--$6,211,927)                                                                                        $6,546,318
Receivable from affiliate (Note 3)                          1,637             -        30,031             -             -
Deposits in process                                       134,871             -           374             -             -
                                                      ------------  ------------  ------------  ------------  ------------
                                                        4,545,888     1,664,959     6,320,800     4,974,953     6,546,318

LIABILITIES

Accrued expenses payable to affiliate (Note 3)             13,755        12,874        20,101        18,270        67,486
Withdrawal in process                                           -       115,442             -        37,359        14,248
                                                      ------------  ------------  ------------  ------------  ------------
Total liabilities                                          13,755       128,316        20,101        55,629        81,734
                                                      ------------  ------------  ------------  ------------  ------------
NET ASSETS                                             $4,532,133    $1,536,643    $6,300,699    $4,919,324    $6,464,584
                                                      ============  ============  ============  ============  ============

Outstanding units                                         318,491        75,252       314,249       220,006       443,996
                                                      ============  ============  ============  ============  ============

Net asset value per unit                                   $14.23        $20.42        $20.05        $22.36        $14.56
                                                      ============  ============  ============  ============  ============

See accompanying notes.

                                  Life of Virginia Separate Account III

                                              June 30, 1995
                                               (unaudited)

                                                          Variable Insurance
                                                           Products Fund II                   Advisers Management Trust
                                                      --------------------------       ----------------------------------------
                                                         Asset
                                                        Manager      Contrafund          Balanced        Bond         Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------
ASSETS

Investment in Variable Insurance Products Fund II,
  at fair value (Note 2):
    Asset Manager Portfolio (507,690 shares;
      cost--$7,150,166)                                $7,275,193
    Contrafund Portfolio (19,849 shares;
      cost--$215,622)                                                  $248,114

Investment in Advisers Management Trust, at
  fair value (Note 2):
    Balanced Portfolio (128,420 shares;
      cost--$1,844,158)                                                                 $2,107,371
    Bond Portfolio (60,700 shares; cost--
      $853,473)                                                                                         $855,863
    Growth Portfolio (18,307 shares;
      cost--$404,579)                                                                                                 $437,726
Receivable from affiliate (Note 3)                              -           196                965             -             -
Deposits in process                                           470        75,000                  -        47,568             -
                                                      ------------  ------------       ------------  ------------  ------------
                                                        7,275,663       323,310          2,108,336       903,431       437,726

LIABILITIES

Accrued expenses payable to affiliate (Note 3)             39,018           684              7,286         4,060         3,811
Withdrawal in process                                           -             -                  -             -             -
                                                      ------------  ------------       ------------  ------------  ------------
Total liabilities                                          39,018           684              7,286         4,060         3,811
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS                                             $7,236,645      $322,626         $2,101,050      $899,371      $433,915
                                                      ============  ============       ============  ============  ============

Outstanding units                                         440,453        25,769            143,514        78,892        32,972
                                                      ============  ============       ============  ============  ============

Net asset value per unit                                   $16.43        $12.52             $14.64        $11.40        $13.16
                                                      ============  ============       ============  ============  ============

See accompanying notes.

                             Life of Virginia Separate Account III

                                         June 30, 1995
                                          (unaudited)

                                                               Insurance
                                                           Management Series                         Janus Aspen
                                                      --------------------------       ----------------------------------------
                                                       Corporate                        Aggressive                  Worldwide
                                                          Bond        Utility             Growth        Growth        Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------
ASSETS

Investment in Insurance Management Series, at
  fair value (Note 2):
    Corporate Bond Portfolio (964 shares;
      cost--$8,673)                                        $9,127
    Utility Portfolio (8,301 shares;
      cost--$79,387)                                                    $82,517

Investment in Janus Aspen, at fair value (Note 2):
    Aggressive Growth Portfolio (81,460 shares;
      cost--$1,127,868)                                                                 $1,169,764
    Growth Portfolio (72,170 shares; cost--
      $785,973)                                                                                         $865,316
    Worldwide Growth Portfolio (62,920 shares;
      cost--$769,727)                                                                                                 $827,401
Receivable from affiliate (Note 3)                             71            91             28,532         1,128             -
Deposits in process                                             -             -                  -           340             -
                                                      ------------  ------------       ------------  ------------  ------------
                                                            9,198        82,608          1,198,296       866,784       827,401

LIABILITIES

Accrued expenses payable to affiliate (Note 3)                 30           252              2,878         2,602         2,986
Withdrawal in process                                           -             -             31,495             -             -
                                                      ------------  ------------       ------------  ------------  ------------
Total liabilities                                              30           252             34,373         2,602         2,986
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS                                                 $9,168       $82,356         $1,163,923      $864,182      $824,415
                                                      ============  ============       ============  ============  ============

Outstanding units                                             828         7,604             96,752        78,419        78,666
                                                      ============  ============       ============  ============  ============

Net asset value per unit                                   $11.07        $10.83             $12.03        $11.02        $10.48
                                                      ============  ============       ============  ============  ============

See accompanying notes.

                           Life of Virginia Separate Account III

                          For the Six Months Ended June 30, 1995
                                       (unaudited)

                                                                       Life of Virginia Series Fund, Inc.
                                                      ---------------------------------------------------------------------
                                                         Common      Government      Money         Total      International
                                                      Stock Index    Securities      Market        Return        Equity
                                                       Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
                                                      ------------  ------------  ------------  ------------  -------------
STATEMENTS OF OPERATIONS

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                              $0            $0            $0            $0             $0
Expenses--Mortality and expense risk charges
  (Note 3)                                                  2,056         5,693        27,364         5,225              1
                                                      ------------  ------------  ------------  ------------  -------------
Net investment income (expense)                            (2,056)       (5,693)      (27,364)       (5,225)            (1)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                    2,307          (379)        7,347         6,692              -
Unrealized appreciation (depreciation)
  on investments                                           53,838        85,152       114,336       103,532             85
                                                      ------------  ------------  ------------  ------------  -------------
Net realized and unrealized gain (loss)
  on investments                                           56,145        84,773       121,683       110,224             85
                                                      ------------  ------------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $54,089       $79,080       $94,319      $104,999            $84
                                                      ============  ============  ============  ============  =============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                   ($2,056)      ($5,693)     ($27,364)      ($5,225)           ($1)
  Net realized gain (loss)                                  2,307          (379)        7,347         6,692   -
  Unrealized appreciation (depreciation)
    on investments                                         53,838        85,152       114,336       103,532             85
                                                      ------------  ------------  ------------  ------------  -------------
  Increase (decrease) in net assets
    from operations                                        54,089        79,080        94,319       104,999             84

From Capital Transactions:
  Net premiums                                                  -             -     4,968,066             -              -
  Loan interest                                               (19)          (29)            2           (90)             -
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -             -             -             -              -
      Surrenders                                                -       (57,612)            -       (52,620)             -
      Loans                                                     -        (2,218)            -         8,650              -
      Cost of insurance (Note 3)                           (1,710)       (4,565)      (23,112)       (4,256)             -
      Transfer gain (loss) and transfer fees (Note 3)       1,573         1,712       (98,004)         (447)          (238)
      Capital contribution (withdrawal)                         -             -             -             -              -
  Interfund Transfers                                     145,099       233,659    (5,409,776)       98,043         21,164
                                                      ------------  ------------  ------------  ------------  -------------
  Increase (decrease) in net assets from
    capital transactions                                  144,943       170,947      (562,824)       49,280         20,926
                                                      ------------  ------------  ------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS                         199,032       250,027      (468,505)      154,279         21,010

NET ASSETS AT BEGINNING OF YEAR                           234,062       708,739     3,727,389       757,515              0
                                                      ------------  ------------  ------------  ------------  -------------
NET ASSETS AT JUNE 30, 1995                              $433,094      $958,766    $3,258,884      $911,794        $21,010
                                                      ============  ============  ============  ============  =============

See accompanying notes.

                           Life of Virginia Separate Account III

                          For the Six Months Ended June 30, 1995
                                          (unaudited)

                                                                      Oppenheimer Variable Account Funds
                                              ----------------------------------------------------------------------------------
                                                                            Capital                       High        Multiple
                                                 Money          Bond      Appreciation     Growth        Income      Strategies
                                               Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                              ------------  ------------  ------------  ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                 $11,222       $43,950        $9,020       $20,599       $60,079       $98,258
Expenses--Mortality and expense risk
  charges (Note 3)                                  3,414        12,310        11,527         5,404        11,811        12,079
                                              ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (expense)                     7,808        31,640        (2,507)       15,195        48,268        86,179

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                -         8,152           829        10,643        (3,192)        8,878
Unrealized appreciation (depreciation)
  on investments                                        -       135,480       229,856       124,988        73,394       128,878
                                              ------------  ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                        0       143,632       230,685       135,631        70,202       137,756
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                  $7,808      $175,272      $228,178      $150,826      $118,470      $223,935
                                              ============  ============  ============  ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                            $7,808       $31,640       ($2,507)      $15,195       $48,268       $86,179
  Net realized gain (loss)                              -         8,152           829        10,643        (3,192)        8,878
  Unrealized appreciation (depreciation)
    on investments                                      -       135,480       229,856       124,988        73,394       128,878
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                 7,808       175,272       228,178       150,826       118,470       223,935

From Capital Transactions:
  Net premiums                                          -             -             -             -             -             -
  Loan interest                                         -           (75)         (216)           (8)          (42)          (15)
  Transfers (to) from the general account of
    Life of Virginia:
      Death Benefits                                    -             -             -             -             -        (3,955)
      Surrenders                                        -       (89,985)            -       (16,486)       (2,074)     (179,975)
      Loans                                             -             -        (6,821)            -       (16,937)      (12,124)
      Cost of insurance (Note 3)                   (2,361)       (8,337)       (9,427)       (4,378)       (6,618)       (9,760)
      Transfer gain (loss) and transfer fees
        (Note 3)                                      242       (52,340)        1,423          (372)        4,255          (330)
      Capital contribution (withdrawal)                 -             -             -             -             -             -
  Interfund Transfers                              74,325    (1,137,585)      521,809        17,403       225,616       154,951
                                              ------------  ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                           72,206    (1,288,322)      506,768        (3,841)      204,200       (51,208)
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                  80,014    (1,113,050)      734,946       146,985       322,670       172,727

NET ASSETS AT BEGINNING OF YEAR                   260,556     2,522,036     1,486,784       799,378     1,112,433     1,784,384
                                              ------------  ------------  ------------  ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                      $340,570    $1,408,986    $2,221,730      $946,363    $1,435,103    $1,957,111
                                              ============  ============  ============  ============  ============  ============

See accompanying notes.

                                 Life of Virginia Separate Account III

                                For the Six Months Ended June 30, 1995
                                             (unaudited)


                                                                        Variable Insurance Products Fund
                                                      --------------------------------------------------------------------
                                                         Money          High        Equity-
                                                         Market        Income        Income        Growth       Overseas
                                                       Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                                      ------------  ------------  ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                        $116,610      $186,422      $316,758       $20,548       $25,524
Expenses--Mortality and expense risk charges
  (Note 3)                                                 26,113        13,734        35,702        26,915        32,768
                                                      ------------  ------------  ------------  ------------  ------------
Net investment income (expense)                            90,497       172,688       281,056        (6,367)       (7,244)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                        -       (16,585)       27,380        42,238        74,741
Unrealized appreciation (depreciation)
  on investments                                                -        63,372       509,412       870,722       275,875
                                                      ------------  ------------  ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                                0        46,787       536,792       912,960       350,616
                                                      ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                         $90,497      $219,475      $817,848      $906,593      $343,372
                                                      ============  ============  ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                   $90,497      $172,688      $281,056       ($6,367)      ($7,244)
  Net realized gain (loss)                                      -       (16,585)       27,380        42,238        74,741
  Unrealized appreciation (depreciation)
    on investments                                              -        63,372       509,412       870,722       275,875
                                                      ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                        90,497       219,475       817,848       906,593       343,372

From Capital Transactions:
  Net premiums                                                  -             -             -             -             -
  Loan interest                                               477           (11)         (229)         (127)         (271)
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                      (18,745)            -        (4,351)      (10,299)            -
      Surrenders                                         (341,386)      (28,301)      (99,494)      (86,042)       (1,965)
      Loans                                                63,880             -      (106,442)      (44,735)       78,604
      Cost of insurance (Note 3)                          (20,486)      (10,696)      (28,984)      (21,788)      (28,247)
      Transfer gain (loss) and transfer fees (Note 3)      (1,483)        7,039         7,334           772       110,570
      Capital contribution (withdrawal)                         -             -             -             -             -
  Interfund Transfers                                     473,258    (1,167,896)      897,257       445,541     2,814,584
                                                      ------------  ------------  ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                  155,515    (1,199,865)      665,091       283,322     2,973,275
                                                      ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                         246,012      (980,390)    1,482,939     1,189,915     3,316,647

NET ASSETS AT BEGINNING OF YEAR                         4,286,121     2,517,033     4,817,760     3,729,409     3,147,937
                                                      ------------  ------------  ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                            $4,532,133    $1,536,643    $6,300,699    $4,919,324    $6,464,584
                                                      ============  ============  ============  ============  ============

See accompanying notes.

                                Life of Virginia Separate Account III

                               For the Six Months Ended June 30, 1995
                                             (unaudited)

                                                          Variable Insurance
                                                           Products Fund II                   Advisers Management Trust
                                                      --------------------------       ----------------------------------------
                                                         Asset
                                                        Manager      Contrafund          Balanced        Bond         Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                        $156,409            $0            $47,572       $51,824       $11,027
Expenses--Mortality and expense risk charges
  (Note 3)                                                 47,053           798             13,108         5,613         2,265
                                                      ------------  ------------       ------------  ------------  ------------
Net investment income (expense)                           109,356          (798)            34,464        46,211         8,762

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                  (33,150)          193             24,348        (4,032)         (255)
Unrealized appreciation (depreciation)
  on investments                                          307,546        32,492            228,158         5,278        58,791
                                                      ------------  ------------       ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                          274,396        32,685            252,506         1,246        58,536
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                        $383,752       $31,887           $286,970       $47,457       $67,298
                                                      ============  ============       ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                  $109,356         ($798)           $34,464       $46,211        $8,762
  Net realized gain (loss)                                (33,150)          193             24,348        (4,032)         (255)
  Unrealized appreciation (depreciation)
    on investments                                        307,546        32,492            228,158         5,278        58,791
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                       383,752        31,887            286,970        47,457        67,298

From Capital Transactions:
  Net premiums                                                  -             -                  -             -             -
  Loan interest                                              (282)            -                  1           872             -
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -             -                  -             -             -
      Surrenders                                         (202,275)            -           (181,931)            -             -
      Loans                                                 8,638        (2,010)           (20,572)            -             -
      Cost of insurance (Note 3)                          (38,193)         (667)           (10,718)       (4,693)       (1,845)
      Transfer gain (loss) and transfer fees (Note 3)      (1,566)          146              2,356           588           162
      Capital contribution (withdrawal)                         -             -                  -             -             -
  Interfund Transfers                                    (203,436)      293,270            137,827        43,092        66,244
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                 (437,114)      290,739            (73,037)       39,859        64,561
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                         (53,362)      322,626            213,933        87,316       131,859

NET ASSETS AT BEGINNING OF YEAR                         7,290,007             0          1,887,117       812,055       302,056
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                            $7,236,645      $322,626         $2,101,050      $899,371      $433,915
                                                      ============  ============       ============  ============  ============

See accompanying notes.

                                Life of Virginia Separate Account III

                               For the Six Months Ended June 30, 1995
                                             (unaudited)

                                                               Insurance
                                                           Management Series                         Janus Aspen
                                                      --------------------------       ----------------------------------------
                                                       Corporate                        Aggressive                  Worldwide
                                                          Bond        Utility             Growth        Growth        Growth
                                                       Portfolio     Portfolio          Portfolio     Portfolio     Portfolio
                                                      ------------  ------------       ------------  ------------  ------------
STATEMENTS OF OPERATIONS (CONTINUED)

INVESTMENT INCOME (EXPENSE)

Income--Dividends                                            $316        $1,013            $12,164        $3,593          $710
Expenses--Mortality and expense risk charges
  (Note 3)                                                     46           274              4,282         4,429         3,680
                                                      ------------  ------------       ------------  ------------  ------------
Net investment income (expense)                               270           739              7,882          (836)       (2,970)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

Net realized gain (loss)                                        1             6              4,285         8,512        (1,382)
Unrealized appreciation (depreciation)
  on investments                                              453         3,129             35,430        78,459        59,955
                                                      ------------  ------------       ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments                                              454         3,135             39,715        86,971        58,573
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                            $724        $3,874            $47,597       $86,135       $55,603
                                                      ============  ============       ============  ============  ============


INCREASE (DECREASE) IN NET ASSETS (CONTINUED)

From Operations:
  Net investment income                                      $270          $739             $7,882         ($836)      ($2,970)
  Net realized gain (loss)                                      1             6              4,285         8,512        (1,382)
  Unrealized appreciation (depreciation)
    on investments                                            453         3,129             35,430        78,459        59,955
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets
    from operations                                           724         3,874             47,597        86,135        55,603

From Capital Transactions:
  Net premiums                                                  -             -                  -             -             -
  Loan interest                                                 -           (40)                 -             -             -
  Transfers (to) from the general account of Life
    of Virginia:
      Death Benefits                                            -             -                  -             -             -
      Surrenders                                                -             -                  -             -             -
      Loans                                                     -             -                  -             -             -
      Cost of insurance (Note 3)                              (39)         (228)            (4,523)       (3,607)       (2,978)
      Transfer gain (loss) and transfer fees (Note 3)          72            88              3,965          (849)        1,116
      Capital contribution (withdrawal)                         -             -                  -             -             -
  Interfund Transfers                                       8,411        78,662            675,762       135,280       357,436
                                                      ------------  ------------       ------------  ------------  ------------
  Increase (decrease) in net assets from
    capital transactions                                    8,444        78,482            675,204       130,824       355,574
                                                      ------------  ------------       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS                           9,168        82,356            722,801       216,959       411,177

NET ASSETS AT BEGINNING OF YEAR                                 0             0            441,122       647,223       413,238
                                                      ------------  ------------       ------------  ------------  ------------
NET ASSETS AT JUNE 30, 1995                                $9,168       $82,356         $1,163,923      $864,182      $824,415
                                                      ============  ============       ============  ============  ============

See accompanying notes.

                   Life of Virginia Separate Account III

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)


1.   Description of Entity

Life of Virginia Separate Account III (the Account) is a separate investment account established in 1987 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for variable life insurance policies issued by Life of Virginia. Life of Virginia is an indirect wholly-owned subsidiary of Aon Corporation (Aon).

In January 1995, three new investment subdivisions were added to the Account. Two of these subdivisions, the Utility and Corporate Bond invest solely in a designated portfolio of the Insurance Management Series (IMS), a series type mutual fund. The third new subdivision, the Contrafund, invests solely in a designated portfolio of the Variable Insurance Product Fund II (VIP II), a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

In May 1995, two new investment subdivisions were added to the Account. These subdivisions, the International Equity and the Real Estate
Securities, invest solely in a designated portfolio of Life of Virginia Series Fund, Inc., a series type mutual fund. These investment subdivisions are not available in connection with policies issued to California policyholders.

2.   Summary of Significant Accounting Policies

Investments

Investments are stated at fair value which is based on the percentage owned by the Account of the net asset value of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.







                   Life of Virginia Separate Account III

                       Notes to Financial Statements







                               June 30, 1995
                                (unaudited)

2.   Summary of Significant Accounting Policies (continued)

Investments

The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the six months ended June 30, 1995, were:


                                                       Proceeds
                                      Cost of Shares     from
           Fund/Portfolio                Acquired     Shares Sold

Life of Virginia Series Fund, Inc.:
  Common Stock Index                   $  182,396     $   43,885
  Government Securities                   284,884        118,509
  Money Market                          7,680,322      8,586,793
  Total Return                            173,563        126,371
  International Equity                     21,164

Oppenheimer Variable Account Funds:
  Money                                   270,136        188,049
  Bond                                    436,579      1,684,074
  Capital Appreciation                    621,161        159,802
  Growth                                  141,950        127,439
  High Income                             426,622        170,350
  Multiple Strategies                     528,362        430,715
Variable Insurance Products Fund:
  Money Market                          3,967,495      3,841,447
  High Income                           2,710,240      3,613,199
  Equity-Income                         1,311,222        353,591
  Growth                                  790,821        507,975
  Overseas                              6,378,011      3,401,235
Variable Insurance Products Fund II:
  Asset Manager                         1,015,700      1,409,533
  Contrafund                              218,279          2,851
Advisers Management Trust:
  Balanced                                227,244        261,488
  Bond                                    416,509        351,698
  Growth                                   85,957         11,614
Insurance Management Series:
  Corporate Bond                            8,726             55
  Utility                                  79,674            293
Janus Aspen:
  Aggressive Growth                     2,806,785      2,093,473
  Growth                                  596,139        289,988
  Worldwide Growth                        547,765        194,087





                   Life of Virginia Separate Account III

                       Notes to Financial Statements

                               June 30, 1995







                                (unaudited)


2.   Summary of Significant Accounting Policies (continued)

Federal Income Taxes

The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the
Code). Life of Virginia is included in the Aon life-nonlife consolidated federal income tax return. The Account will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.

3.   Related Party Transactions

The premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on these flexible premium variable life insurance policies. During the first ten years following a premium payment, a charge is deducted monthly at an effective annual rate of .50% from the policy cash value to cover distribution expenses and premium taxes. If a policy is surrendered or lapses during the first nine years, a charge is made by Life of Virginia to cover the expenses of issuing the policy. Subject to certain limitations, the charge generally equals 6% of the premium withdrawn in the first four years, and this charge decreases 1% per year for every year thereafter. A charge equal to the lesser of $25 or 2% of the amount paid on a partial surrender will be made to compensate Life of Virginia for the costs incurred in connection with the partial surrender.

A charge based on policy cash values, duration, the insured's sex, attained age and risk class, is deducted from policy cash values each month to compensate Life of Virginia for the cost of insurance and any benefits added by rider. In addition, Life of Virginia charges the Account for the mortality and expense risk that Life of Virginia assumes. This charge is deducted daily and equals the effective annual rate of .90% of the net assets of the Account. Life of Virginia also charges the Account for certain administrative charges which are deducted daily and equal the effective annual rate of .40% of the net assets of the Account.








                   Life of Virginia Separate Account III

                       Notes to Financial Statements

                               June 30, 1995
                                (unaudited)


3.   Related Party Transactions (continued)







Gains or losses resulting from the processing time between the receipt of an initial premium and the investment of that premium are charged to Life of Virginia. In addition, any such gain or loss resulting from the processing time between a request for policy surrender and the payment is also charged to Life of Virginia.

Life of Virginia Series Fund, Inc. (the Fund) is an open-ended diversified management investment company whose shares are sold to Life of Virginia's Separate Accounts.

Forth Financial Securities Corporation (FFSC), an indirect wholly-owned subsidiary of Aon, acts as principal underwriter (as defined in The Investment Company Act of 1940) of the Account's policies pursuant to an agreement with Life of Virginia.

Aon Advisors, Inc. (Investment Advisor), a wholly-owned subsidiary of Aon, serves as investment advisor to the Fund and provides portfolio management, investment advice, and related administrative services for the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the Common Stock Index Portfolio, .50% for the Government Securities, Money Market and Total Return Portfolios, 1.0% for the International Equity Portfolio, and .85% for the Real Estate Securities Portfolio. Effective July 1, 1994, the investment advisor agreed to waive a portion of the advisory fee for the Money Market Portfolio such that the effective annual rate is .10%. Prior to May 1, 1993, the effective annual rate for the Common Stock Index Portfolio was
 .50%.

Certain officers and directors of Life of Virginia are also officers and directors of FFSC, the Fund, the Investment Advisor or Aon.

                      Consolidated Financial Statements

                   The Life Insurance Company of Virginia
                              and Subsidiaries

                        Six Months ended June 30, 1995
                                (unaudited)

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
INDEX TO FINANCIAL STATEMENTS
(unaudited)
___________________________________________________________________________




Consolidated Financial Statements

Consolidated Statements of Financial Position
  as of June 30, 1995 and December 31, 1994. . . . . . . . . . . . . . . . 1
Consolidated Statements of Income for the six months ended June 30, 1995 and the years ended December 31, 1994 and 1993 . . . . . . . . . . . . . 3
Consolidated Statements of Cash Flows for the six months ended June 30,
  1995 and the years ended December 31, 1994 and 1993. . . . . . . . . . . 4
Consolidated Statements of Stockholder's Equity for the six months ended
  June 30, 1995 and the years ended December 31, 1994 and 1993 . . . . . . 5
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . 6

____________________________________________________________________________

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(unaudited)



(millions)                                             June 30     December 31
                                                         1995          1994
Assets

Investments

  Fixed maturities
    Held to maturity - at amortized cost
      (fair value:  1994 - $2,714.3;
        1994 - $2,790.0)                               $2,702.8     $3,023.7
    Available for sale - at fair value
      (amortized cost:  1995 - $1,580.1;
        1994 - $2,065.4)                                1,604.5      1,910.5
  Equity securities - at fair value
    Common stocks (cost:  1995 - $30.9;
        1994 - $10.9)                                      31.7         13.4
    Preferred stocks (cost:  1995 - $140.2;
        1994 - $117.2)                                    152.4        111.8
  Mortgage loans on real estate (net of reserve
    for losses: 1995 - $26.7; 1994 - $27.3)               533.0        527.6
  Real estate (net of accumulated depreciation:
       1995 - $6.1; 1994 - $6.5)                           35.6         35.4
  Policy loans                                            147.0        165.3
  Other long-term investments                                -           9.3
  Short-term investments                                   68.5        106.9
     Total investments                                  5,275.5      5,903.9

Cash                                                         -          23.0

Receivables
  Premiums and other                                       11.6         68.3
  Accrued investment income                                70.6         75.6
  Receivable from affiliates                               19.3        347.2
     Total receivables                                    101.5        491.1

Deferred Policy Acquisition Costs                         333.6        388.1

Cost of Insurance Purchased
  (net of accumulated amortization:  1995 - $31.4;
     1994 - $70.1)                                         33.8         48.6

Property and Equipment at Cost
  (net of accumulated depreciation:  1995 - $18.2;
     1994 - $23.5)                                          4.0          7.5

Assets Held Under Special Contracts                     1,601.5      1,429.7

Other Assets                                               62.7         57.9

     Total Assets                                      $7,412.6     $8,349.8
                                                       ========     ========
___________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION -- Continued
(unaudited)

(millions)
                                                       June 30    December 31
                                                         1995         1994
Liabilities and Stockholder's Equity

Policy Liabilities
  Future policy benefits                               $  470.8     $  589.9
  Policy and contract claims                               25.3         83.8
  Unearned and advance premiums                              .6        229.7
  Other policyholder funds                              4,331.2      5,019.8
       Total policy liabilities                         4,827.9      5,923.2

General Liabilities
  Commissions and general expenses                         12.5         46.9
  Current income taxes                                     33.1         14.5
  Deferred income taxes                                    42.4         21.0
  Liabilities held under special contracts              1,601.5      1,429.7
  Other liabilities                                       116.5        147.1

       Total Liabilities                                6,633.9      7,582.4

Commitments and Contingent Liabilities

Stockholder's Equity
  Common stock - $1,000 par value:
    Authorized, issued and outstanding:  4,000 shares       4.0          4.0
  Paid-in additional capital                              755.1        704.1
  Net unrealized investment gains (losses)                 24.3        (97.5)
  Net foreign exchange losses                                -          (3.0)
  Retained earnings                                        (4.7)       159.8

       Total Stockholder's Equity                         778.7        767.4

       Total Liabilities and Stockholder's Equity      $7,412.6     $8,349.8
                                                       ========     ========
_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)

(millions)                                           Six
                                                    Months     Years Ended
                                                    Ended      December 31
                                                     1995     1994     1993
Revenue
  Premiums and policy fees                          $103.4   $230.1   $256.5
  Net investment income                              199.9    490.6    513.5
  Realized investment gains/(losses)                  11.3    (25.8)    (1.6)
  Other income                                         1.4      8.5     14.5
       Total revenue earned                          316.0    703.4    782.9

Benefits and Expenses
  Benefits to policyholders                          202.1    477.1    491.0
  Commissions and general expenses                    28.5     75.7     92.4
  Amortization of deferred policy acquisition costs   37.1     57.1     65.7
  Amortization of cost of insurance purchased          2.1      5.1      5.4
       Total benefits and expenses                   269.8    615.0    654.5

Income Before Income Tax                              46.2     88.4    128.4
  Provision for income tax
    Current                                           19.0     21.0     52.9
    Deferred - credit                                 (1.5)    (5.7)    (6.7)

Net Income                                          $ 28.7   $ 73.1   $ 82.2
                                                    ======   ======   ======

_____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

(millions)                                            Six
                                                     Months      Years Ended
                                                     ended       December 31
                                                     1995      1994       1993
Cash Flows from Operating Activities:
  Net income                                     $   28.7   $   73.1   $   82.2
  Adjustments to reconcile net income to
    cash provided by (used by) operating
    activities:
      Policy liabilities                              (.3)     331.4      334.9
      Accrued investment income                       (.5)       1.8       (2.3)
      Deferred policy acquisition costs             (35.6)     (91.8)    (105.4)
      Amortization of deferred policy
        acquisition costs                            37.1       57.1       65.7
      Amortization of cost of insurance purchased     2.1        5.1        5.4
      Other amortization and depreciation              .4        2.3        2.1
      Premiums and operating receivables,
        commissions and general expenses, income
        taxes, other assets and other liabilities   (42.7)    (139.7)    (161.1)
      Realized investment losses                    (11.3)      25.8        1.6

      Cash Provided by Operating Activities         (22.1)     265.1      223.1

Cash Flows from Investing Activities:
  Sale (purchase) of short-term
   investments-net                                   (5.6)       (.3)     (17.3)
  Sale or maturity of investments
    Fixed maturities - Held to maturity             177.1      778.3    2,055.1
    Fixed maturities - Available for sale           910.3      764.2      689.9
    All other investments                            59.8      231.1      184.3
  Purchase of investments
    Fixed maturities - Held to maturity                -      (734.0)  (2,142.7)
    Fixed maturities - Available for sale        (1,105.0)  (1,018.5)    (967.1)
    All other investments                          (110.9)    (357.1)    (260.6)
  Property and equipment                              (.4)      (1.8)      22.7

       Cash Used by Investing Activities            (74.7)    (338.1)    (435.7)

Cash Flows from Financing Activities:
  Cash dividends to stockholder                      (6.4)     (20.0)     (59.0)
  Capital contribution                                5.3          -          -
  Interest sensitive life, annuity and
    investment contract deposits                    375.4    1,455.5    1,376.0
  Interest sensitive life, annuity and
    investment contract withdrawals                (300.5)  (1,362.6)  (1,089.9)

      Cash Provided by Financing Activities          73.8       72.9      227.1

Increase (Decrease) in Cash                         (23.0)       (.1)      14.5
Cash at Beginning of Year                            23.0       23.1        8.6

Cash at End of Period                            $     -    $   23.0   $   23.1
                                                 ======== ======== ========



____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(unaudited)

(millions)                                           Six
                                                    Months     Years Ended
                                                    Ended      December 31
                                                     1995     1994     1993

Common Stock
  Balance at January 1 and
    End of Period                                   $  4.0   $  4.0   $  4.0

Paid-in Additional Capital
  Balance at January 1                               704.1    704.1    704.1
    Capital contribution (Note 2)                     51.0       -        -
  Balance at End of Period                           755.1    704.1    704.1

Net Unrealized Investment Gains (Losses)
  Balance at January 1                               (97.5)    23.6     17.0
    Effect of change in accounting principles
      at January 1                                      -      25.1       -
    Net unrealized investment gains (losses)         121.8   (146.2)     6.6
  Balance at End of Period                            24.3    (97.5)    23.6

Net Foreign Exchange Gains (Losses)
  Balance at January 1                                (3.0)    (2.3)    (2.4)
    Net foreign exchange gains (losses)                3.0      (.7)    ( .1)
  Balance at End of Period                              -      (3.0)    (2.3)

Retained Earnings
  Balance at January 1                               159.8    126.7    110.6
    Net income                                        28.7     73.1     82.2
    Dividends to stockholder                        (193.2)   (40.0)   (59.0)
    Stock dividend to affiliate                         -        -      (7.1)
  Balance at End of Period                            (4.7)   159.8    126.7

Stockholder's Equity at End of Period               $778.7   $767.4   $856.1
                                                    ======   ======   ======
____________________________________________________________________________

See accompanying notes to consolidated financial statements.

THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

1.   Summary of Significant Accounting Principles and Practices

     Principles of Consolidation

     The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles and include the accounts of The Life Insurance Company of Virginia and its subsidiaries ("Life of Virginia"). Life of Virginia is an indirect wholly owned subsidiary of Aon Corporation ("Aon"). All material intercompany accounts and transactions have been eliminated.

     Recognition of Premium Revenue and Related Expenses

     For universal life-type and investment products, generally there is no requirement for payment of premium other than to maintain account values at a level sufficient to pay mortality and expense charges. Consequently, premiums for universal life-type policies and investment products are not reported as revenue, but as deposits. Policy fee revenue for universal life-type policies and investment products consists of charges for the cost of insurance, policy administration, and surrenders assessed during the period. Expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

     In general, for accident and health products, premiums collected are reported as earned proportionately over the period covered by the policies. For all other life products, premiums are recognized as revenue when due. Benefits and related expenses associated with the premium revenues are charged to expense proportionately over the lives of the policies through a provision for future policy benefit liabilities and through deferral and amortization of deferred policy acquisition costs.

     Reinsurance

     Reinsurance premiums, commissions, and expense reimbursements on reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as a reduction of premium revenue and benefits. Expense reimbursements received in connection with reinsurance ceded have been accounted for as a reduction of the related policy acquisition costs or, to the extent such reimbursements exceed the related acquisition costs, as other revenue. All reinsurance receivables and prepaid reinsurance premium amounts are reported as assets.

     Income Tax

     Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

     Investments

     Fixed maturities, where the intent is to hold to maturity, are carried generally at amortized cost. As a result of adopting Statement of Financial Accounting Standards ("Statement") No. 115 "Accounting for Certain Investments in Debt and Equity Securities" on January 1, 1994, fixed maturities that are available for sale are carried at fair value at December 31, 1994. At December 31, 1993, fixed maturities available for sale were carried, on an aggregate basis, at the lower of amortized cost or fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity that are included in net investment income. Included in fixed maturities are investments in collateralized mortgage obligations ("CMOs"). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments and included in net investment income. Equity securities are valued at fair value. Unrealized gains and temporary unrealized losses on fixed maturities available for sale and equity securities are excluded from income and are recorded directly to stockholder's equity, net of related deferred income taxes. Mortgage loans are carried at amortized costs, net of reserves. Real estate is carried generally at cost less accumulated depreciation. Policy loans are carried at unpaid principal balance. Other long-term investments are carried generally at cost. Realized investment gains or losses are computed using specific costs of securities sold.

     Investments that have declines in fair value below cost, that are judged to be other than temporary, are written down to estimated fair values and reported as realized investment losses. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and reserves are included in realized investment gains and losses in the statements of income. In general, Life of Virginia ceases to accrue investment income where interest or dividend payments are in arrears.

     Deferred Policy Acquisition Costs

     Costs of acquiring new business, principally the excess of new commissions over renewal commissions, underwriting and sales expenses that vary with and are primarily related to the production of new business, are deferred. For non-universal life-type products, amortization of deferred acquisition costs and the cost of insurance purchased is related to and based on the expected premium revenues on the policies. In general, such amortization is adjusted to reflect current withdrawal experience. Expected premium revenues are estimated by using the same assumptions used in estimating future policy benefits.

     In general, deferred policy acquisition costs and cost of insurance purchased related to universal life-type policies and investment products are amortized in relation to the present value of expected gross profits on the policies. Such amortization is adjusted periodically to reflect differences in actual and assumed gross profits.

     To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related deferred policy acquisition costs adjustments are recorded along with the unrealized gains or losses included in stockholder's equity with no effect on net income.

     Other Intangible Assets

     The excess of cost over net assets purchased relating to business acquisitions and the cost of insurance purchased are being amortized into income on a straight-line basis over a range of seven to forty years.

     Property and Equipment

     Property and equipment are generally depreciated using the straight-line method over their estimated useful lives.

     Assets and Liabilities Held Under Special Contracts

     Assets held under special contracts principally represent designated funds of group pension, variable life and annuity policyholders. These assets are offset by liabilities that represent such policyholders' equity in those assets. The net investment income generated from these assets is not included in the consolidated statements of income.

     Future Policy Benefit Liabilities and unearned Premiums and Policy and Contract Claims.

     Future policy benefit liabilities on non-universal life-type and accident and health products have been provided on the net level premium method. The liabilities are calculated based on assumptions as to investment yield, mortality, morbidity and withdrawal rates that were determined at the date of issue or acquisition of Life of Virginia by Aon, and provide for possible adverse deviations.
     Interest assumptions are graded and range from 9% to 4.5%. Withdrawal assumptions are based principally on experience and vary by plan, year of issue, and duration.

     Policyholder liabilities on universal life-type and investment products are generally based on policy account values. Interest credit rates for these products range from 7.25% to 5.0%.

     Unearned premiums generally are calculated using the pro rata method based on gross premiums. However, in the case of credit life and credit accident and health, the unearned premiums are calculated such that the premiums are earned over the period of risk in a reasonable relationship to anticipated claims.

     Policy and contract claim liabilities represent estimates for reported claims, as well as provisions for losses incurred, but not yet reported. These claim liabilities are based on historical experience and are estimates of the ultimate amount to be paid when the claims are settled. Changes in the estimated liability are reflected in income as the estimates are revised.

     Fair Value of Financial Instruments

     The following methods and assumptions were used to estimate fair values for financial instruments. The carrying amounts in the consolidated statements of financial position for cash and short-term investments approximate their fair values. Fair values for fixed maturity securities and equity securities are based on quoted market prices or, if they are not actively traded, on estimated values obtained from independent pricing services. The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Fair values of derivatives are based on quoted prices for exchange-traded instruments or the cost to terminate or offset with other contracts.

     In general, other long-term investments are comprised of real estate joint ventures and limited partnerships. It was not practicable to estimate the fair value of other long-term investments because of the lack of quoted market prices and the inability to estimate fair value without incurring excessive costs. In addition, the determination of the fair value of investment commitments was deemed impracticable due to the inability to estimate future cash flows.

     Fair values for liabilities for investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Foreign Currency Translation

     Foreign revenues and expenses are translated at average exchange rates. Foreign assets and liabilities are translated at year-end exchange rates. Unrealized foreign exchange gains or losses on translation are generally reported in stockholder's equity. No tax effect was taken into consideration for unrealized losses.

     Accounting Changes

     On January 1, 1995, Life of Virginia adopted Statement No. 114 and 118 which relate to accounting by creditors for impairment of a loan. The statements require that impaired loans are to be valued at the present value of expected future cash flows, at the loan's observable market price, or at the fair value of the collateral if the loan is collateral dependent. Implementation of these statements did not have a material effect on Life of Virginia's financial statements.

     On January 1, 1994, Life of Virginia adopted Statement No. 115 which requires categorization of fixed maturities either as held to maturity, available for sale or trading and equity securities as available for sale or trading. Investments in fixed maturities and equity investments, that are categorized as available for sale, are carried at fair value, with unrealized gains and losses (net of applicable tax and adjustment to amortization of deferred policy acquisition costs) excluded from income and recorded directly as a separate component of stockholder's equity. Life of Virginia does not categorize any fixed maturities or equity securities as trading.

     The adoption of Statement No. 115 had no effect on Life of Virginia's accounting for equity securities. In accordance with Statement No. 115, prior period financial statements have not been restated to reflect the change in accounting principle.

     Fair Value of Financial Instruments - Continued

     In addition, Life of Virginia adopted Statement No. 112, "Employers' Accounting for Postemployment Benefits" in 1994. Implementation of this
     Statement did not have a material effect on Life of Virginia's financial statements. Life of Virginia adopted Statement No. 106, "Employers'
     Accounting for Postretirement Benefits Other Than Pensions" (Note 7) and Statement No. 109, "Accounting for Income Taxes" (Note 4) in 1992.

2.   Summary of Significant Interim Events

     In January 1995, Life of Virginia dividended 100% of its Globe Life Insurance Company ("GLOBE") common stock to Combined Life Insurance of America ("Combined"). At December 31, 1994, Globe had total assets of $954.9 million, total liabilities of $765.7 million and total stockholder's equity of $189.2 million.

     In January 1995, Life of Virginia ceded to Combined $599 million of its Single Premium Deferred Annuity liabilities. In conjunction with the liability cession, Life of Virginia transferred to Combined available for sale fixed maturities with a fair value of $436.1 million and cost of

     $501.4 million, held to maturity fixed maturities with a fair value of $81.4 million and a cost of $95.1 million, accrued income of $5.5 million, and deferred policy acquisition costs of $20.5 million. This transaction is reflected in the consolidated statement of income as $1.0 million of premium ceded and $20.5 million as amortization of deferred policy acquisition costs.

     In 1995, Life of Virginia received from Combined, in the form of a capital contribution, $45.7 million of fixed maturities that are classified as held to maturity and $5.3 million of cash.

     In 1995, Life of Virginia transferred to Combined common stock assets with a cost of $3.4 million and fair value of $5.6 million, other long-term investments with a cost of $7.5 million and fair value of $8.0 million, and cash of $6.4 million to settle a dividend declared and unpaid at December 31, 1994.

     In 1995, Life of Virginia received from Combined $128.9 million of available for sale fixed maturities as reimbursement for benefit expenses paid by Life of Virginia on Single Premium Deferred Annuity liabilities and Guaranteed Investment Contract liabilities ceded to Combined.

3.   Subsequent Event

     On September 27, 1995, Aon announced that it will explore the sale of Life of Virginia.

                     SUPPLEMENT DATED NOVEMBER 14, 1995
                      TO PROSPECTUS DATED MAY 1, 1995,
      (as previously supplemented on May 30, 1995 and October 2, 1995)

                   LIFE OF VIRGINIA SEPARATE ACCOUNT III

                                 APPENDIX B

            MATTERS RELATING TO POLICIES ISSUED AFTER 11/14/95


  This Supplement hereby amends the date of the Separate Account III prospectus to November 14, 1995.

  Policies issued after November 14, 1995 ("Enhanced Policies") contain certain rights, benefits and procedures which differ from those described elsewhere in this Prospectus. An individual who has purchased an Enhanced Policy must refer to this Appendix in conjunction with the remainder of this Prospectus in order to determine his or her rights and benefits under the Policy.

  Summary of Rights and Benefits Under the Enhanced Policies. Policies issued on or before November 14, 1995 were designed to operate generally as single premium policies; the minimum initial premium was $5,000. Enhanced Policies may still be purchased to operate as single premium policies. Alternatively, the Enhanced Policies may be purchased through a series of planned premiums; the minimum first year planned premium is $5,000. Additional (unplanned) Premium Payments may also be paid under the Enhanced Policies, within limits described below.

  Policies issued on or before November 14, 1995 utilized only one underwriting class with respect to Insureds, and imposed a cost of insurance charge at a rate equivalent to an annual rate of 0.55% of a Policy's Cash Value in Separate Account III. Under the Enhanced Policies, Life of Virginia will utilize a number of different underwriting classes; as a result, the deductions under each Enhanced Policy for cost of insurance will depend upon the current cost of insurance rate for that Policy. Enhanced Policies qualifying for the "Preferred Funding Risk Class" (see below) may have lower current cost of insurance rates.

  Under Policies issued on or before November 14, 1995, the initial specified amount was determined in part by the initial premium paid. Under the Enhanced Policies, the initial specified amount is determined in part by the amount of the total planned premium.

  Under the Enhanced Policies, planned premiums may be paid monthly, quarterly, semi-annually, or annually. All premiums paid during a policy year, including planned premiums and additional premium payments, are assumed to have been paid on the first day of the policy year (the policy anniversary) for purposes of calculating certain charges under the Enhanced Policies (including surrender charges).

  Rights, benefits, and procedures with respect to the Enhanced Policies are set forth in greater detail below.

                                *    *    *

  With respect to the rights and benefits described below, these rights and benefits should be substituted in their entirety for the related rights and benefits found elsewhere in this Prospectus. All other procedures described herein, however, are meant to modify the procedures found elsewhere in the Prospectus, and must be read in conjunction with the procedures found elsewhere in this Prospectus. The page references listed below indicate where in the Prospectus the substituted or modified terms and procedures are described.

                                *    *    *

  The second sentence of the first paragraph on page 1 is deleted.

                                *    *    *

  References to the minimum initial premium, wherever they appear in the Prospectus, should be replaced with references to the minimum first-year planned premium; specifically, the minimum first-year planned premium required to issue a Policy is $5,000.

  The third paragraph of the Charges and Deductions provision on p. 9 is replaced with the following: A deduction is made on each Monthly Anniversary Day in order to compensate Life of Virginia for the cost of insurance. The cost of insurance charge equals the current cost of insurance rate multiplied by the net amount at risk under the Policy. As a current practice, Policies qualifying for the Preferred Funding Risk Class may have a lower cost of insurance charge. Life of Virginia may, at its discretion, increase or decrease this charge; however, in no event will the cost of insurance charge exceed amounts based on the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for any substandard rating.

                                *    *    *

  The following sentence is added to the end of the first paragraph under Purchasing a Policy on p. 19: Life of Virginia assigns Insureds to standard and substandard risk classes. Cost of insurance deductions will generally be higher under Policies insuring persons assigned to substandard risk classes.

                                *    *    *

  The Initial Premium provision beginning on p. 19 of the Prospectus is replaced with the following:

  Initial Premium. The initial premium is due on or before the Policy Date. This amount will be stated on the policy data pages. If the Insured is above age 60, the initial premium must equal the total planned premium. All premiums are payable to Life of Virginia at its Home Office.

  Planned Premiums. The amount of the planned premium will be stated on the policy data pages. The minimum first year planned premium is $5,000.

  The total planned premium must equal the guideline single premium for life insurance as determined in the Internal Revenue Code for the Policy's initial specified amount. The relationship between the guideline single premium and the specified amount depends on the age, sex and risk class of the Insured. Generally, the same guideline single premium will purchase a higher specified amount for a younger Insured than for an older Insured of the same sex and risk class. Likewise, the same guideline single premium will purchase a slightly higher specified amount for a female Insured than for a male Insured of the same age and risk class. Representative specified amounts for a $10,000 guideline single premium are set forth below:

          SPECIFIED AMOUNT FOR A $10,000 GUIDELINE SINGLE PREMIUM

               Age            Male          Female
               10         $172,614        $222,762
               20          118,079         148,384
               30           79,351          97,259
               40           51,445          63,084
               50           34,265          42,083
               60           23,862          28,731
               70           17,680          20,131

  Preferred Funding Risk Class

    A Policy issued with respect to an Insured assigned to the standard risk class may qualify for the Preferred Funding Risk Class, provided that the amount of total premiums paid under the Policy meets the premium requirements of the Preferred Funding Schedule. The Preferred Funding Schedule, set forth below, shows the amount of total premiums that must be paid (as a percentage of a Policy's total planned premiums) as of the beginning of Policy years one through five in order for a Policy to qualify for the Preferred Funding Risk Class. Cost of insurance charges deducted under Policies in this risk class are subject to certain limits. See below.

               POLICY YEAR                   TOTAL PREMIUMS
                                   (as a % of the Total Planned Premium)
                    1                              20%
                    2                              40%
                    3                              60%
                    4                              80%
                    5+                            100%

  Under Additional Premium Payments, the paragraph titled (3) At the Policyowner's Discretion on p. 20 of the Prospectus is replaced with the following:

  (3) At the Policyowner's Discretion -- Additional Premium Payments may be made, at the Policyowner's discretion, so long as the amount of the payment is at least $250 and the payment plus the total of all premiums previously paid does not exceed the maximum premiums limitation shown in the policy data pages. The maximum premiums limitation will be derived from the guideline premium test for life insurance set forth in the Internal Revenue Code. If the initial premium equals the maximum premiums limitation at issue, discretionary Additional Premium Payments normally will not be permitted during the early years of the Policy.

                                *    *    *

  The fifth sentence of the second paragraph of the Death Benefit provision on p. 27 of the Prospectus is replaced with the following: Initially, the specified amount is determined when the Policy is issued by the amount of the total planned premium and the age, sex and risk class of the Insured.

                                *    *    *

  The first two paragraphs of the Changes in the Specified Amount provision on p. 28 of the Prospectus are replaced with the following:

  After a Policy has been in effect for one year, a Policyowner may adjust the existing insurance coverage by increasing the specified amount. Prior to any increase in specified amount, the total planned premium for the original specified amount must have been paid. To apply for an increase, the Policyowner must first complete a supplemental application and submit evidence, satisfactory to Life of Virginia, that the Insured is insurable. At the time of the requested increase, the Insured must be in the same risk class as at the time the Policy was issued. In order for an increase to become effective, the Policyowner must make an Additional Premium Payment after an increase is approved. The required Additional Premium Payment depends on the amount of the increase requested and the Attained Age, sex and risk class of the Insured. The minimum increase in the specified amount that Life of Virginia will allow under the Policy is one which requires a $1,000 Additional Premium Payment.

  Representative minimum increases are set forth below:

         SPECIFIED AMOUNT FOR A $1,000 ADDITIONAL PREMIUM PAYMENT

                         Standard   Standard
                  Age       Male     Female

                 10       $16,945   $21,813
                 20        11,497    14,530
                 30         7,789     9,549
                 40         5,048     6,188
                 50         3,351     4,116
                 60         2,321     2,806
                 70         1,708     1,958

  The following is added to the Charges Attributable to Premium Payments provision on p. 30 of the Prospectus: For purposes of this section, all premium payments made during a Policy year are deemed to have been made on the first day of such Policy year; accordingly, one year is considered to have elapsed since the payment of such premiums on each subsequent policy anniversary. In order to determine the portion of Cash Value in Separate Account III subject to the premium tax charge and distribution expense charge, premiums are grouped by Policy year.

                                *    *    *

  The Cost of Insurance Charge provision beginning on p. 30 of the Prospectus is replaced with the following:


  Cost of Insurance Charge. A cost of insurance charge will be deducted on each Monthly Anniversary Day. To determine the cost of insurance charge, a Policy's net amount at risk for a policy month is divided by 1,000 and the result is multiplied by the applicable current cost of insurance rate. To determine the net amount at risk on a Monthly Anniversary Day, the Death Benefit on that date is divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%) and then the Policy's Cash Value on that date is subtracted. Thus, the net amount at risk depends upon and will be affected by changes in the Policy's Cash Value.

  On those Monthly Anniversary Days on which a Policy qualifies for the Preferred Funding Risk Class (see above), the cost of insurance charge will not exceed .0792% of the Policy's Cash Value on the Monthly Anniversary Day. Furthermore, once the amount of total premiums paid meets or exceeds total planned premium, the cost of insurance charge will not exceed .05% of the Policy's Cash Value on the Monthly Anniversary Day. These are equivalent to annual rates of .95% and .60%, respectively, of a Policy's Cash Value. These limits on the cost of insurance charge represent Life of Virginia's current practice, which we may change at our discretion.

  Changes in the Death Benefit may affect the amount of the cost of insurance charge deductible under the Policies. Because the cost of insurance charge varies with the net amount at risk, an increase in specified amount or the calculation of the Death Benefit based on the corridor percentage (See, Death Benefit, p. 27.) may cause the cost of insurance charge to increase.

  The current monthly cost of insurance rate is based on the Insured's sex, Attained Age, policy duration and risk class. Life of Virginia may, at its discretion, increase or decrease this rate; however, in no event will the current cost of insurance rate exceed the guaranteed maximum cost of insurance rate set forth in the Policy. The guaranteed maximum cost of insurance rate is based on the Insured's sex, Attained Age and risk class. The guaranteed maximum cost of insurance rates allowable under the Policies are based on the Commissioners' 1980 Standard Ordinary Mortality Table, adjusted for any substandard rating. The current and guaranteed cost of insurance rates generally increase as the Insured's Attained Age increases.

                                *    *    *

  The following is added to the Surrender Charge provision on p. 31 of the
Prospectus: For purposes of this section, all premium payments made during a Policy year are deemed to have been made on the first day of such Policy year; accordingly, one year is considered to have elapsed on each policy anniversary.

                                *    *    *

  The first sentence of the last paragraph in the Surrender Charge provision on p. 32 of the Prospectus is replaced with the following: Life of Virginia expects to incur the majority of its premium tax and distribution expenses in the years in which premiums are paid under the Policies.

                                *    *    *


  The third paragraph of the Tax Treatment of Policy Loans and Other Distributions Under Certain Policies provision on p. 37 of the prospectus is replaced with the following:

  POLICIES ENTERED INTO ON OR AFTER JUNE 21, 1988, will be classified as modified endowment contracts if cumulative premiums paid exceed the schedule of premiums allowed by the 7-pay test. Additional Premium Payments made in order to increase the Specified Amount also will cause the Policy to be classified as a modified endowment contract. For policies classified as modified endowment contracts, loans and other distributions will be treated as described in items 3, 4 and 5 above, and Life of Virginia will withhold and report on that basis for income tax purposes.


                                  APPENDIX

This Appendix replaces the one in the prospectus dated May 1, 1995. The illustrations have been revised to reflect the expenses of the portfolios that will be available after November 22, 1995.

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Cash Values and Surrender Values of a Policy change with the investment experience of Separate Account III and with changes in the cost of insurance charges. The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all premiums are allocated equally among the Investment Subdivisions of Separate Account III, and if no Policy loans, partial withdrawals or transfer requests have been made. The tables are also based on the assumption that the Policyowner has not requested an increase in the specified amount of the Policy.

  The tables illustrate a Policy issued to a male, age 55, with a total planned premium of $50,000. The first two illustrations show a single premium of $50,000 paid at issue, with no further premiums. The last two illustrations show an annual premium of $10,000 payable for five years, with no further premiums. The specified insurance amount for the first three illustrations is $141,964. Because the fourth illustration shows a rating of 200% (substandard), the specified insurance amount is $125,475. The second column of each illustration shows the accumulated value of the premiums paid at the stated interest rate. The remaining columns illustrate the Death Benefit, Cash Value and Surrender Value of a Policy over the designated period under varying assumptions of investment rates of return and cost of insurance charges. Death benefits, cash and surrender values also take into account charges deducted from premium payments. (See Charges and Deductions, p. 30.)

  The guaranteed cost of insurance charges allowable under the Policy (shown in the illustrations as "guaranteed") are based upon the 1980 Commissioners' Standard Ordinary Mortality Table, adjusted for any substandard rating class. These guaranteed charges are used to determine the maximum monthly deduction for cost of insurance. Life of Virginia currently deducts lower cost of insurance charges (shown in the illustrations as "current") and anticipates deducting these charges for the foreseeable future.

  The current cost of insurance charge equals the current cost of insurance rate multiplied by the net amount at risk under the Policy. Policies qualifying for the Preferred Funding Risk Class may have a lower cost of insurance charge. (See Cost of Insurance provision on p. 3 of the supplement dated October 30, 1995.)

  The illustration columns using the guaranteed cost of insurance charges will show the minimum values that would be available under the Policy's terms based on the assumed investment rates of return of 0, 6 or 10%. The Death Benefits, Cash Values and Surrender Values would be different from those shown if the gross annual investment rates of return averaged 0, 6 or 10%, over a period of years, but fluctuated above and below those averages for individual Policy years.

  The illustration columns using the cost of insurance charges currently deducted by Life of Virginia assume those current cost of insurance charges are continued for the entire period indicated. Although Life of Virginia currently makes deductions for cost of insurance based upon the current charges, and anticipates continuing such practice for the foreseeable future, THERE IS NO GUARANTEE THAT SUCH CHARGES WILL BE CONTINUED. At the discretion of Life of Virginia, the charges could be increased or decreased, based upon its estimate of expected mortality. Thus, the values in the ninth through the eleventh columns of those illustrations using current cost of insurance charges indicate values that would be available, assuming the stated investment rates of return, if the current cost of insurance charges are continued. THOSE COLUMNS DO NOT ILLUSTRATE VALUES THAT WOULD BE GUARANTEED IF THE HYPOTHETICAL INVESTMENT RATES OF RETURN WERE EARNED.

  The amounts shown for the Death Benefit, Cash Values and Surrender Values reflect the fact that the net investment return of the Investment Subdivision is lower than the gross, after-tax return on the assets held in the particular Fund as a result of expenses paid by it and charges levied against the Investment Subdivision. The illustrations take into account a charge of 0.60%, which represents the average investment advisory fee of the Funds, and a charge of 0.30%, which represents the average annual other expenses of the Funds. Assumed charges for investment advisory fees and other expenses, as an annual percentage of the average daily net assets of the Funds, are based on the actual fees and expenses incurred by the Funds in 1994, or on estimates as described below. Actual fees and expenses will depend on the Investment Subdivisions chosen by the Policyowner. The illustrations also take into account the daily charges by Life of Virginia to an Investment Subdivision for assuming mortality and expense risks and administrative expenses, which is equivalent to a charge at an annual rate of l.30% of the net assets of the Investment Subdivision. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -2.20%, 3.80% and 7.80%, respectively.

  The annual expenses used for all the funds in these illustrations are net of certain reimbursements and fee waivers by the Funds' investment advisors. Life of Virginia cannot guarantee that the reimbursements will continue.

  Absent reimbursements, the total annual expenses during 1994 for the portfolios of the Variable Insurance Products Fund were 0.60% for Equity-Income Portfolio, 0.70% for Growth Portfolio, and 0.92% for Overseas Portfolio.

  Absent reimbursements, the total annual expenses during 1994 for the Asset Manager Portfolio of Variable Insurance Products Fund II were 0.81%.

  The Contrafund Portfolio was recently organized and has no operating history. Based on the Group Management Fees for October 1994 as described in the VIPF II prospectus, the total management fee for 1994 would have been 0.62% of the portfolio's average net assets. The VIPF II has provided an estimate for 1995 of 0.27% for other expenses. The adviser has voluntarily agreed to reimburse the portfolio to the extent that total expenses exceed 1.00%. The adviser can terminate this voluntary reimbursement at any time. Life of Virginia does not represent that this estimate is true and complete, and disclaims all responsibility for such figures. Actual expenses may be greater or less than those shown.

  Absent reimbursements, the management fees and other expenses during 1994 for the portfolios of Life of Virginia Series Fund would have been 1.16% for Common Stock Index Portfolio, .81% for Government Securities Portfolio,
 .70% for Money Market Portfolio, and .77% for Total Return Portfolio.

  Since the International Equity Portfolio and the Real Estate Securities Portfolio were recently organized and have no operating history, the annual expenses listed for these portfolios are estimates provided by the Fund. The estimated total annual expenses are 1.50% for International Equity Portfolio, and 1.25% for Real Estate Securities Portfolio. Actual expenses may be different than those shown.

  The management fees and other expenses during 1994 for the portfolios of the Oppenheimer Variable Account Funds were .81% for Oppenheimer High Income Fund, .81% for Oppenheimer Bond Fund, .80% for Oppenheimer Capital Appreciation Fund, .79% for Oppenheimer Multiple Strategies Fund; and .81% for Oppenheimer Growth Fund.

  Absent certain expense waivers, the total annual expenses of the portfolios of the Janus Aspen Series for the fiscal year ended December 31, 1994 would have been 1.22% for Growth Portfolio, 1.28% for Aggressive Growth Portfolio, 1.49% for Worldwide Growth Portfolio, 1.57% for Balanced Portfolio, and 1.35% for Flexible Income Portfolio.

  The total annual expenses for the Utility Fund and the Corporate Bond Fund are 0.85% and 0.80%, respectively, of the average daily net assets. The adviser has agreed to waive all or a portion of its fee so that the total annual expenses would not exceed 0.85% of average net assets for the Utility Fund and 0.80% of average net assets for the Corporate Bond Fund. The adviser can terminate this voluntary waiver at any time at its sole discretion. Without this waiver, the advisory fee would be 0.75% of average annual net assets for the Utility Fund and 0.60% of average annual net assets for the Corporate Bond Fund, and the total annual expenses for the Utility Fund and the Corporate Bond Fund would be 1.60% and 1.40%, respectively, of average net assets.

  The amounts shown reflect a monthly deduction, during the first ten policy years after a premium payment is made, for premium taxes and distribution expenses incurred by Life of Virginia. The premium tax deduction is equivalent to an annual rate of .20% of that portion of the Policy's cash value attributable to the premium payment. The distribution expense deduction is equivalent to an annual rate of .30% of that portion of the cash value attributable to the premium payment.

  The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account III, since Life of Virginia is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6% or 10% by an amount sufficient to cover the tax charges in order to produce the death benefits and Cash Values illustrated. (See Federal Tax Matters, p. 35.)

  The tables also do not reflect any reduction in sales charges available to certain groups (See Reduction in Charges for Group Sales, p. 32.); if the reduced charges were illustrated they would show increased Cash Values.

  Upon request, Life of Virginia will provide a comparable illustration based upon the proposed Insured's age, sex and risk class and the proposed premium payments.

                          VARIABLE LIFE INSURANCE


Male Issue Age 55                     Initial Specified Amount      $141,964
Rating 100% (Standard)                Initial Premium               $ 50,000
Level Death Benefit                   Total Planned Premium (1)     $ 50,000

                           0% Assumed Hypothetical              6% Assumed Hypothetical           6% Assumed Hypothetical
                           Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums         Return with Guaranteed             Return with Guaranteed              Return with Current
End of   Accumulated    Cost of Insurance Rates (2)(3)     Cost of Insurance Rates(2)(3)      Cost of Insurance Rates (2)(4)
Policy   At 5% Interest Surrender  Cash         Death      Surrender   Cash        Death      Surrender  Cash        Death
 Year      Per Year      Value    Value        Benefit        Value   Value       Benefit       Value    Value      Benefit
   1       52,500       45,365    48,365      141,964       48,332    51,332      141,964     48,332      51,332    141,964
   2       55,125       42,993    45,993      141,964       48,961    51,961      141,964     49,699      52,699    141,964
   3       57,881       40,559    43,559      141,964       49,523    52,523      141,964     51,103      54,103    141,964
   4       60,775       38,050    41,050      141,964       50,009    53,009      141,964     52,544      55,544    141,964
   5       63,814       35,954    38,454      141,964       50,910    53,410      141,964     54,524      57,024    141,964

   6       67,005       33,752    35,752      141,964       51,709    53,709      141,964     56,543      58,543    141,964
   7       70,355       31,422    32,922      141,964       52,390    53,890      141,964     58,602      60,102    141,964
   8       73,873       28,935    29,935      141,964       52,929    53,929      141,964     60,703      61,703    141,964
   9       77,566       26,256    26,756      141,964       53,298    53,798      141,964     62,847      63,347    141,964
  10       81,445       23,349    23,349      141,964       53,466    53,466      141,964     65,034      65,034    141,964

  15      103,946        1,840     1,840      141,964       49,166    49,166      141,964     76,050      76,050    141,964
  20      132,665         *         *            *          32,297    32,297      141,964     88,931      88,931    141,964

  25      169,318         *         *            *            *         *            *       103,994     103,994    141,964
  30      216,097         *         *            *            *         *            *       121,608     121,608    141,964
  35      275,801         *         *            *            *         *            *       142,205     142,205    149,316



*  In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 6% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 3.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          VARIABLE LIFE INSURANCE


Male Issue Age 55                Initial Specified Amount      $141,964
Rating 100% (Standard)           Initial Premium               $ 50,000
Level Death Benefit              Total Planned Premium (1)     $ 50,000

                           0% Assumed Hypothetical              10% Assumed Hypothetical          10% Assumed Hypothetical
                           Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums        Return with Guaranteed               Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest Surrender  Cash         Death      Surrender    Cash        Death      Surrender    Cash      Death
 Year      Per Year      Value    Value        Benefit      Value      Value       Benefit     Value      Value      Benefit
   1       52,500       45,365    48,365      141,964       50,310     53,310     141,964     50,310      53,310    141,964
   2       55,125       42,993    45,993      141,964       53,139     56,139     141,964     53,839      56,839    141,964
   3       57,881       40,559    43,559      141,964       56,117     59,117     141,964     57,602      60,602    141,964
   4       60,775       38,050    41,050      141,964       59,257     62,257     141,964     61,618      64,618    141,964
   5       63,814       35,954    38,454      141,964       63,075     65,575     141,964     66,407      68,907    141,964

   6       67,005       33,752    35,752      141,964       67,082     69,082     141,964     71,494      73,494    141,964
   7       70,355       31,422    32,922      141,964       71,296     72,796     141,964     76,874      78,374    141,964
   8       73,873       28,935    29,935      141,964       75,732     76,732     141,964     82,573      83,573    141,964
   9       77,566       26,256    26,756      141,964       80,411     80,911     141,964     88,614      89,114    141,964
  10       81,445       23,349    23,349      141,964       85,358     85,358     141,964     95,028      95,028    141,964

  15      103,946        1,840     1,840      141,964      116,431    116,431     141,964    134,668     134,668    156,214
  20      132,665         *         *            *         165,021    165,021     176,572    191,130     191,130    204,509

  25      169,318         *         *            *         235,752    235,752     247,540    273,052     273,052    286,704
  30      216,097         *         *            *         333,210    333,210     349,870    386,513     386,513    405,839
  35      275,801         *         *            *         462,975    462,975     486,123    546,042     546,042    573,344



*  In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume a single premium of $50,000 with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 7.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          VARIABLE LIFE INSURANCE



Male Issue Age 55                 Initial Specified Amount      $141,964
Rating 100% (Standard)            Initial Premium               $ 10,000
Level Death Benefit               Total Planned Premium (1)     $ 50,000

                           0% Assumed Hypothetical              10% Assumed Hypothetical          10% Assumed Hypothetical
                           Gross Annual Investment              Gross Annual Investment           Gross Annual Investment
           Premiums        Return with Guaranteed               Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest  Surrender  Cash         Death     Surrender   Cash        Death      Surrender    Cash      Death
 Year      Per Year      Value    Value        Benefit      Value     Value       Benefit     Value       Value     Benefit
   1       10,500        9,039     9,639      141,964       10,025    10,625      141,964     10,025      10,625    141,964
   2       21,525       16,516    17,716      141,964       19,474    20,674      141,964     20,713      21,913    141,964
   3       33,101       23,747    25,547      141,964       29,657    31,457      141,964     32,107      33,907    141,964
   4       45,256       30,747    33,147      141,964       40,654    43,054      141,964     44,249      46,649    141,964
   5       58,019       37,625    40,525      141,964       52,655    55,555      141,964     57,500      60,400    141,964

   6       60,920       35,101    37,801      141,964       55,459    58,159      141,964     61,698      64,398    141,964
   7       63,966       32,551    34,951      141,964       58,470    60,870      141,964     66,261      68,661    141,964
   8       67,164       29,948    31,948      141,964       61,690    63,690      141,964     71,207      73,207    141,964
   9       70,523       27,257    28,757      141,964       65,121    66,621      141,964     76,553      78,053    141,964
  10       74,049       24,343    25,343      141,964       68,667    69,667      141,964     82,220      83,220    141,964

  15       94,507        3,705     3,705      141,964       88,682    88,682      141,964    116,468     116,468    141,964
  20      120,618         *         *            *         117,330   117,330      141,964    165,280     165,280    176,850

  25      153,942         *         *            *         165,588   165,588      173,867    236,123     236,123    247,929
  30      196,473         *         *            *         234,040   234,040      245,742    334,239     334,239    350,951
  35      250,755         *         *            *         325,184   325,184      341,444    472,192     472,192    495,802



*   In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 7.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          VARIABLE LIFE INSURANCE



Male Issue Age 55                    Initial Specified Amount      $125,475
Rating 200% (Substandard)            Initial Premium               $ 10,000
Level Death Benefit                  Total Planned Premium (1)     $ 50,000

                           0% Assumed Hypothetical              10% Assumed Hypothetical        10% Assumed Hypothetical
                           Gross Annual Investment              Gross Annual Investment          Gross Annual Investment
           Premiums        Return with Guaranteed               Return with Guaranteed            Return with Current
End of   Accumulated   Cost of Insurance Rates (2)(3)       Cost of Insurance Rates(2)(3)     Cost of Insurance Rates (2)(4)
Policy  At 5% Interest  Surrender  Cash        Death      Surrender   Cash        Death      Surrender     Cash      Death
 Year      Per Year      Value     Value      Benefit       Value     Value       Benefit     Value       Value     Benefit
   1       10,500        8,292     8,892      125,475        9,244     9,844      125,475      9,244       9,844    125,475
   2       21,525       14,739    15,939      125,475       17,551    18,751      125,475     19,206      20,406    125,475
   3       33,101       20,947    22,747      125,475       26,516    28,316      125,475     29,955      31,755    125,475
   4       45,256       26,932    29,332      125,475       36,233    38,633      125,475     41,567      43,967    125,475
   5       58,019       32,808    35,708      125,475       46,915    49,815      125,475     54,232      57,132    125,475

   6       60,920       29,133    31,833      125,475       48,211    50,911      125,475     57,796      60,496    125,475
   7       63,966       25,255    27,655      125,475       49,493    51,893      125,475     61,609      64,009    125,475
   8       67,164       21,107    23,107      125,475       50,726    52,726      125,475     65,676      67,676    125,475
   9       70,523       16,606    18,106      125,475       51,863    53,363      125,475     70,005      71,505    125,475
  10       74,049       11,560    12,560      125,475       52,753    53,753      125,475     74,512      75,512    125,475

  15       94,507         *         *            *          50,591    50,591      125,475     99,148      99,148    125,475
  20      120,618         *         *            *          23,407    23,407      125,475    135,825     135,825    145,333

  25      153,942         *         *            *            *         *            *       190,422     190,422    199,943
  30      196,473         *         *            *            *         *            *       261,301     261,301    274,366
  35      250,755         *         *            *            *         *            *       346,507     346,507    363,833



*  In the absence of an additional premium, the Policy would lapse.

(1) The values illustrated assume five annual premiums of $10,000 paid at the beginning of each year, with no additional premiums. Values would be different if premiums are paid with a different frequency or in different amounts.
(2) The values and benefits are as of the end of the year shown. They assume that no policy loans have been made. Excessive loans may cause this Policy to lapse because of insufficient Cash Value.
(3) The values and benefits are shown using the maximum cost of insurance charges allowable under the Policy. Accordingly, if the assumed hypothetical gross annual investment return were earned, the values and benefits of an actual Policy with the listed specifications could never be less than those shown, and in some cases may be greater than those shown.
(4) The values and benefits are shown using the cost of insurance charges currently deducted by Life of Virginia. Although Life of Virginia anticipates deducting these charges for the foreseeable future, THESE CHARGES ARE NOT GUARANTEED AND COULD BE RAISED AT THE DISCRETION OF LIFE OF VIRGINIA. Accordingly, even if the assumed hypothetical gross annual investment return were earned, the values and benefits under an actual Policy with the listed specifications may be less than those shown if the cost of insurance charges were increased.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.

ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY AN OWNER AMONG THE INVESTMENT OPTIONS. THE GROSS HYPOTHETICAL INVESTMENT RATES OF RETURN OF 0% AND 10% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF -2.20% AND 7.80%. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGES 0% AND 10% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY LIFE OF VIRGINIA OR THE FUNDS THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  PART II
                        UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

                            RULE 484 UNDERTAKING

  The Life Insurance Company of Virginia's By-laws provide, in Article V,
Section 5, for indemnification of directors, officers and employees of the Company.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provision, or otherwise under circumstances where the burden of proof set forth in Section 11(b) of the Act has not been sustained, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

  This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

  Registrant elects to be governed by Rule 6e-3(T)(b)(13) (i)(B) under the Investment Company Act of 1940, with respect to the Policy described in the Prospectus.

  Registrant makes the following representations:

  (1) Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

  (2) The level of the mortality and expense risk charge is reasonable in relation to the risks assumed and within the range of industry practice for comparable flexible premium variable life insurance contracts.

  (3) Registrant has concluded that there is a reasonable likelihood that the distribution financing agreement of Separate Account III will benefit the separate account and Policyowners and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

  (4) Separate Account III will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the Company, formulate and approve any plan under Rule l2b-1 to finance distribution expenses.

  The methodology used to support the representation made in paragraph (2) above is based upon an analysis of the mortality and expense risk charges contained in other variable life insurance policies. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.

                     CONTENTS OF REGISTRATION STATEMENT

  This Registration Statement comprises the following Papers and Documents:

           The facing sheet
           The Prospectus consisting of ___ pages
           The undertaking to file reports
           The Rule 484 undertaking
           Representations pursuant to Rule 6e-3(T)
           The signatures
           Written consents of the following persons:

               (a) William E. Daner, Jr.
               (b) Messrs. Sutherland, Asbill & Brennan
               (c) Bruce E. Booker, FSA
               (d) Ernst & Young LLP

           The following exhibits:

               See next page

                                  EXHIBITS

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

   (1)(a) Resolution of Board of Directors of Life of Virginia authorizing the establishment of Separate Account III. 1/

   (1)(b) Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions to Separate Account III. 1/

   (1)(c) Resolution of Board of Directors of Life of Virginia authorizing the addition of Fidelity Asset Manager Portfolio and Neuberger & Berman Advisers Management Trust to Separate Account III. 1/

   (1)(d) Resolution of Board of Directors of Life of Virginia authorizing the removal of subdivisions investing in the 1993 Portfolio, the 1998 Portfolio and the 2003 Portfolio of the Fidelity Zero Coupon Bond Fund. 1/

   (1)(e) Resolution of Board of Directors of Life of Virginia authorizing the removal of subdivisions investing in the Cash Management Fund, High- Yield Bond Fund, Growth-Income Fund, Growth Fund, and U.S. Government Guaranteed/AAA Rated Securities Fund of the American Life/Annuity Series. 1/

   (1)(f) Resolution of Board of Directors of Life of Virginia authorizing the addition of Investment Subdivisions investing in the Growth Portfolio and the Limited Maturity Bond Portfolio of the Neuberger & Berman Advisers Management Trust to Separate Account III. 1/

   (1)(g) Resolution of Board of Directors of Life of Virginia authorizing the establishment of Investment Subdivisions of Separate Account III which invest in shares of Janus Aspen Series, Growth Portfolio, Aggressive Growth Portfolio, and Worldwide Growth Portfolio. 4/

   (1)(h) Resolution of Board of Directors of Life of Virginia authorizing the establishment of an additional Investment Subdivision of Separate Account III which invests in shares of the Utility Fund of the Insurance Management Series. 5/

   (1)(i) Resolution of Board of Directors of Life of Virginia authorizing the establishment of additional Investment Subdivisions of Separate Account III which invest in shares of the Corporate Bond Fund of the Insurance Management Series and the Contrafund Portfolio of the Variable Insurance Products Fund II. 5/

   (1)(j) Resolution of Board of Directors of Life of Virginia authorizing the establishment of two additional Investment Subdivisions of Separate Account III which invest in shares of the International Equity Portfolio and the Real Estate Securities Portfolio of the Life of Virginia Series Fund. 6/



   (1)(k) Resolution of Board of Directors of Life of Virginia authorizing the establishment of four additional Investment Subdivisions of Separate Account III which invest in shares of the American Growth Portfolio and the American Small Capitalization Portfolio of The Alger American Fund, and the Balanced Portfolio and Flexible Income Portfolio of the Janus Aspen Series. 7/



   (2)       Not Applicable

   (3)(a) Underwriting Agreement between The Life Insurance Company of Virginia and Forth Financial Securities Corporation. 1/

   (3)(b) Form of Dealer Sales Agreement between Forth Financial Securities Corporation and Broker-Dealers. 1/

   (3)(c)    Product Commission Schedule  1/

   (4)       Not Applicable

   (5)(a)    Policy Form  1/

   (5)(b)    Endorsement to Policy  1/

   (5)(b)(i) Endorsement providing Partial Withdrawals  2/

   (5)(c)    Guarantee Account Rider 6/

   (6)(a) Certificate of Incorporation of The Life Insurance Company of Virginia 1/

   (6)(b)    By-Laws of The Life Insurance Company of Virginia  1/

   (7)       Not Applicable

   (8)(a) Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

   (8)(a)(i) Amendments to Stock Sale Agreement between The Life Insurance Company of Virginia and Life of Virginia Series Fund, Inc. 1/

   (8)(b) Participation Agreement among The Life Insurance Company of Virginia, Variable Insurance Products Fund II and Fidelity Distributors Corporation. 1/

   (8)(c) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The Life Insurance Company of Virginia. 1/


   (8)(d) Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation and The Life Insurance Company of Virginia. 1/

   (8)(d)(i) Amendment to Agreement between Oppenheimer Variable Account Funds, Oppenheimer Management Corporation and The Life Insurance Company of Virginia. 1/

   (8)(e) Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

   (8)(e)(i) Addendum to Sales Agreement between Advisers Management Trust and The Life Insurance Company of Virginia. 1/

   (8)(f) Fund Participation Agreement between Janus Aspen Series and The Life Insurance Company of Virginia. 4/

   (8)(g) Fund Participation Agreement between Insurance Management Series, Federated Securities Corp., and The Life Insurance Company of Virginia. 5/

   (8)(h) Fund Participation Agreement between The Alger American Fund, Fred Alger and Company, Inc., and The Life Insurance Company of Virginia. 7/


   (9)       Services Agreement  1/

   (10)      Form of Application  1/

   (11) Memorandum describing Life of Virginia's Issuance, Transfer, Redemption and Exchange Procedures for the Policy. 3/

2. See Exhibit 1(A)5

3. Consents of the following:

   (3)(a) Opinion and Consent of William E. Daner, Jr., Counsel of Life of Virginia

   (3)(b)    Consent of Sutherland, Asbill & Brennan, Outside Counsel

   (3)(c)    Consent of Ernst & Young LLP

4. Not Applicable

5. Not Applicable

6. Opinion and Consent of Actuary Bruce E. Booker, Vice President and Actuary of Life of Virginia

   Power of Attorney  3/

             -------------------------------------------------

1/ Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 24, 1992, File No. 33-12470.

2/ Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on March 25, 1993.

3/ Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 30, 1993.

4/ Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on April 29, 1994.

5/ Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on January 3, 1995.

6/ Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on March 2, 1995.


7/ Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement of form S-6, for Life of Virginia Separate Account III, filed with the Securities and Exchange Commission on September 28, 1995.

                                SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, the registrant, Life of Virginia Separate Account III, certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia, on the 31st day of October, 1995.


Life of Virginia Separate Account III

(Seal)The Life Insurance Company of Virginia
          (Depositor)




Attest: ________________________ By: ___________________________________
                                        John J. Palmer
                                        Senior Vice President



  Pursuant to the requirements of the Securities Act of 1933, The Life Insurance Company of Virginia certifies that it meets the requirements for effectiveness of this registration statement pursuant to Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the County of Henrico in the Commonwealth of Virginia on the 31st day of October, 1995.


(Seal)The Life Insurance Company of Virginia


Attest:_________________________  By: _______________________________________
                                         John J. Palmer
                                         Senior Vice President


  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                    Title                                       Date



PATRICK G. RYAN*             Director                                  10/31/95
Patrick G. Ryan

PAUL E. RUTLEDGE III*        Director, President and                   10/31/95
Paul E. Rutledge III         Chief Operating Officer

DANIEL T. COX*               Director and                              10/31/95
Daniel T. Cox                Chief Executive Officer

SELWYN L. FLOURNOY, JR.*     Senior Vice President,                    10/31/95
Selwyn L. Flournoy, Jr.      Director (Principal Financial
                             and Accounting Officer)

WILLIAM D. BALDWIN*          Senior Vice-President                     10/31/95
William D.Baldwin            and Director

H. GAYLORD HODGES, JR.*      Senior Vice President                     10/31/95
H. Gaylord Hodges, Jr.       and Director

ROBERT A. BOWEN **           Senior Vice President                     10/31/95
Robert A.Bowen               and Director

MICHAEL A. CONWAY*           Director                                  10/31/95
Michael A. Conway

LINDA L. LANAM **            Vice President and Director               10/31/95
Linda L. Lanam

HARVEY N. MEDVIN*            Director                                  10/31/95
Harvey N. Medvin

                             Senior Vice President                     10/31/95
John J. Palmer               and Director

RAYMOND I. SKILLING*         Director                                  10/31/95
Raymond I. Skilling

ARTHUR F. QUERN*             Director                                  10/31/95
Arthur F. Quern

RAY M. PERISHO*              Director                                  10/31/95
Ray M. Perisho






By _______________________________, pursuant to Power of Attorney executed on * February 10, 1992 and ** February 23, 1993.

                                  EXHIBITS

                   LIFE OF VIRGINIA SEPARATE ACCOUNT III


                                                            Page



3    (a)  Opinion and Consent of William E. Daner, Jr.
          Counsel of Life of Virginia

3    (b)  Consent of Sutherland, Asbill and Brennan

3    (c)  Consent of Ernst & Young LLP

6    Opinion and Consent of Bruce E. Booker, Actuary
     The Life Insurance Company of Virginia